UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-10145

Baillie Gifford Funds

(Exact name of registrant as specified in charter)

1 Greenside Row

Edinburgh, Scotland, UK, EH1 3AN

(Address of principal executive offices) (Zip code)

Gareth Griffiths

1 Greenside Row

Edinburgh, Scotland, UK, EH1 3AN

(Name and address of agent for service)

Registrant's telephone number, including area code:          011-44-131-275-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

BAILLIE GIFFORD FUNDS

Baillie Gifford China A Shares Fund

Baillie Gifford Developed EAFE All Cap Fund

Baillie Gifford EAFE Plus All Cap Fund

Baillie Gifford Emerging Markets Equities Fund

Baillie Gifford Global Alpha Equities Fund

Baillie Gifford Global Stewardship Equities Fund

Baillie Gifford International Alpha Fund

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford International Growth Fund

Baillie Gifford International Smaller Companies Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford Positive Change Equities Fund

Baillie Gifford U.S. Equity Growth Fund

Annual Report

December 31, 2020

Index

Page Number
01	Shareholder Letter
02	Management Discussion
37	Fund Expenses
Baillie Gifford China A Shares Fund
44	Industry Diversification Table
45	Portfolio of Investments
47	Statement of Assets and Liabilities
48	Statement of Operations
49	Statements of Changes in Net Assets
Financial Highlights
50	Selected Data for Class K
51	Selected Data for Institutional Class
Baillie Gifford Developed EAFE All Cap Fund
52	Industry Diversification Table
53	Portfolio of Investments
57	Statement of Assets and Liabilities
58	Statement of Operations
59	Statements of Changes in Net Assets
Financial Highlights
60	Selected Data for Class 2
61	Selected Data for Class 3
62	Selected Data for Class K
63	Selected Data for Institutional Class
Baillie Gifford EAFE Plus All Cap Fund
64	Industry Diversification Table
65	Portfolio of Investments
69	Statement of Assets and Liabilities
70	Statement of Operations
71	Statements of Changes in Net Assets
Financial Highlights
72	Selected Data for Class 2
73	Selected Data for Class 3
74	Selected Data for Class K
75	Selected Data for Institutional Class
Baillie Gifford Emerging Markets Equities Fund
76	Industry Diversification Table
77	Portfolio of Investments
81	Statement of Assets and Liabilities
82	Statement of Operations
83	Statements of Changes in Net Assets
Financial Highlights
84	Selected Data for Class 2
85	Selected Data for Class 3
86	Selected Data for Class 4
87	Selected Data for Class 5
88	Selected Data for Class K
89	Selected Data for Institutional Class
Baillie Gifford Global Alpha Equities Fund
90	Industry Diversification Table
91	Portfolio of Investments
96	Statement of Assets and Liabilities
97	Statement of Operations
98	Statements of Changes in Net Assets
Financial Highlights
99	Selected Data for Class 2
100	Selected Data for Class 3
101	Selected Data for Class 4
102	Selected Data for Class K
103	Selected Data for Institutional Class
Baillie Gifford Global Stewardship Equities Fund
104	Industry Diversification Table
105	Portfolio of Investments
109	Statement of Assets and Liabilities
110	Statement of Operations
111	Statements of Changes in Net Assets
Financial Highlights
112	Selected Data for Class K
113	Selected Data for Institutional Class
Baillie Gifford International Alpha Fund
114	Industry Diversification Table
115	Portfolio of Investments
120	Statement of Assets and Liabilities
121	Statement of Operations
122	Statements of Changes in Net Assets
Financial Highlights
123	Selected Data for Class 2

Page Number
124	Selected Data for Class 3
125	Selected Data for Class 4
126	Selected Data for Class 5
127	Selected Data for Class K
128	Selected Data for Institutional Class
Baillie Gifford International Concentrated Growth Equities Fund
129	Industry Diversification Table
130	Portfolio of Investments
132	Statement of Assets and Liabilities
133	Statement of Operations
134	Statements of Changes in Net Assets
Financial Highlights
135	Selected Data for Class K
136	Selected Data for Institutional Class
Baillie Gifford International Growth Fund
137	Industry Diversification Table
138	Portfolio of Investments
142	Statement of Assets and Liabilities
143	Statement of Operations
144	Statements of Changes in Net Assets
Financial Highlights
145	Selected Data for Class 2
146	Selected Data for Class 3
147	Selected Data for Class 4
148	Selected Data for Class 5
149	Selected Data for Class K
150	Selected Data for Institutional Class
Baillie Gifford International Smaller Companies Fund
151	Industry Diversification Table
152	Portfolio of Investments
156	Statement of Assets and Liabilities
157	Statement of Operations
158	Statements of Changes in Net Assets
Financial Highlights
159	Selected Data for Class K
160	Selected Data for Institutional Class
Baillie Gifford Long Term Global Growth Fund
161	Industry Diversification Table
162	Portfolio of Investments
164	Statement of Assets and Liabilities
165	Statement of Operations
166	Statements of Changes in Net Assets
Financial Highlights
167	Selected Data for Class 2
168	Selected Data for Class 5
169	Selected Data for Class K
170	Selected Data for Institutional Class
Baillie Gifford Positive Change Equities Fund
171	Industry Diversification Table
172	Portfolio of Investments
175	Statement of Assets and Liabilities
176	Statement of Operations
177	Statements of Changes in Net Assets
Financial Highlights
178	Selected Data for Class K
179	Selected Data for Institutional Class
Baillie Gifford U.S. Equity Growth Fund
180	Industry Diversification Table
181	Portfolio of Investments
183	Statement of Assets and Liabilities
184	Statement of Operations
185	Statements of Changes in Net Assets
Financial Highlights
186	Selected Data for Class K
187	Selected Data for Institutional Class
188	Notes to Financial Statements
214	Report of Independent Registered Public Accounting Firm
Supplemental Information
216	Federal Income Tax Information
217	Management of the Trust

This report is intended for shareholders of the funds listed on the front of this report (each, a "Fund", and collectively the "Funds") and may not be used as sales literature unless preceded or accompanied by a current prospectus for each Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time. All investments entail risk, including the possible loss of principal.

Source: © David Robertson / Alamy Stock Photo

Shareholder Letter

Annual Report December 31, 2020

Dear Shareholder,

2020 kicked off a new decade for us all, bringing optimism and excitement about the next 10 years of innovation. However, by the end of the first quarter, a global pandemic was quickly becoming the reality for us all. We all continue to feel the impacts of COVID-19 on our daily lives, and I would therefore like to open this letter by saying that all of us at Baillie Gifford hope that you are all keeping safe, and as well as possible, in what has been a tough period for so many.

At Baillie Gifford we take great pride in providing the best possible service to our clients, and looking after our staff, and we are thankful for the teamwork and friendship we have seen across all of our relationships. The majority of our staff continue to work from home. I would like to take this opportunity to thank you all for the relationships we have and continue to build with you, and for your support as shareholders.

When reflecting on the market, 2020 has also been an interesting year, with concerns and uncertainty initially creating a sell-off in Q2, and then a K-shaped recovery. This demonstrates the polarisation between those companies that have thrived, for example as the shift to online has been accelerated, and those that for a variety of reasons have struggled. At Baillie Gifford we have long believed that technology shifts consumer behaviour, and that investing in high-quality growth businesses that reinvest in and deepen their competitive positions, is the way to deliver long-term outperformance for shareholders. Stock selection generated strong investment performance across the Funds in 2020. We are delighted to have achieved this for you, however, as always would ask that all performance be considered on a long-term basis (five-year periods or longer).

We are "Actual" Investors. Our purpose is to deploy clients' capital into what we believe to be the most promising and high quality growth businesses with durable competitive advantages, where management are investing for the long-term benefit of shareholders. We remain focused on fundamental investment research, and during the year we have continued to engage with company management and a range of academic institutes. We continue to think in decades not quarters, and we hope you as our shareholders can see the benefit of our long-term approach.

I would like to end on a positive note for our future. Last year I noted that Greta Thunberg led the biggest climate protest to date. We are taking a number of steps to significantly reduce our carbon footprint. I also noted last year that we continue to see technology driving medical advancements, delivering better treatments and offering potential new cures. With several companies now moving into production of a COVID-19 vaccine, this will be the fastest vaccine in medical history thanks to mRNA technology. This news is hugely encouraging for us all from a health perspective. It also highlights the rapid pace of technological development, and as growth investors we're incredibly excited about the investment opportunities we continue to find.

Sincerely,

David Salter

President

Baillie Gifford Funds

01

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford China A Shares Fund

Market Conditions and Review of Performance during 2020

It has been a very positive year for the Fund in terms of both absolute and relative performance. China's rapid recovery from the novel coronavirus ("COVID-19") pandemic has allowed for a return to broad-based economic growth and an acceleration in many of the thematic trends to which the Fund has exposure. Fund returns have generally been driven by stock-specific factors deriving primarily from continued operational strength. We aim to hold a small number of exceptional growth companies whose culture, competitive advantages and structural opportunities position them to be long-term winners.

Asymchem Laboratories and Glodon were among the positive contributors to performance over the 12-month period.

Asymchem Laboratories is a contract development and manufacturing organization offering comprehensive services to pharmaceutical companies ranging from research and development to manufacturing. It has a blue-chip client list of the world's leading pharmaceutical companies. We believe Asymchem's core advantages come from patents in flow chemistry relating to continuous manufacturing. This can dramatically shorten the time required for production and speed up the commercialization of relevant drugs, whilst lowering waste, reducing environmental impact and improving safety. We believe Asymchem is benefiting from the shift in demand for contract operations to lower cost markets, as well as China's attempt to reduce generic drug pricing and nurture more innovative drug discovery companies.

Glodon is a proprietary software company with a leading market share in construction engineering, procurement and costing software. The company has been steadily shifting their business model from a license-fee based model to a cloud-based subscription service model. Renewal rates have been very positive, and we expect the incentives for companies to invest in software technology will continue to rise in this environment. Given the low starting point, we believe the addressable market for Glodon is likely to be significantly larger than today, and we believe the longevity of growth is being underestimated by a market fixated on the short term and on the risks of this being a cyclical sector.

Among the key detractors from performance over the 12-month period were Nanji E-commerce and Ping An Insurance.

We only purchased the shares of Nanji E-commerce in June of this year. As such, we believe it is far too early to derive any value from assessing the company's performance. We have an investment horizon of 5 to 10 years. Nanji E-commerce is a branded e-commerce platform in China. It offers branding, e-commerce, and other services to suppliers and merchants to help them do business on large e-commerce platforms like Alibaba, JD and Pinduoduo. It has particular strength in lower tier cities. We expect growth on the Nanji E-commerce platform to be very strong driven by an increase in Chinese consumption and by the addition of more categories of products to the platform over time.

Ping An Insurance is one of China's largest insurance companies. It has suffered from COVID-19-related challenges which we expect to be short-term, specifically: unfavorable market conditions such as rising credit risk, falling interest rates and equity volatility, alongside disruption to offline agents' sales activities. However, we expect that demand for life insurance has likely risen as a result of the pandemic, and we currently don't see any change in the long-term investment case. We believe Ping An is a best-in-class insurer with a technology advantage and valuable ecosystem in a structurally attractive and growing market.

Investment strategies used to manage the Fund

The Fund is a purely stock-driven, unconstrained equity strategy focused on investing in exceptional growth companies listed on the domestic stock markets in China (known as 'A' shares). The portfolio is benchmark agnostic. Our research framework is at the heart of our process. Every new idea in the portfolio must be passed through our research format to ensure we focus our investment analysis on the long-term fundamentals. The research framework comprises two separate approaches. A 10 question stock research framework considers both the scale and sustainability of the opportunity on a 5 to 10 year view. This framework encourages us to consider the scale of the opportunity for the company over the next decade along

02

Management Discussion (unaudited)

Annual Report December 31, 2020

with the cultural and financial factors which will allow the company to capitalize on this opportunity. We have an additional due diligence checklist which helps focus further attention on governance, financials, ownership and potential risks. Our aim is to identify the exceptional growth businesses in China and hold them for long enough that the advantages of their business models and strength of their cultures become dominant drivers of their stock prices. We believe our patience and long-term time horizons are a significant differentiator from the short-term focus of the market.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Proya Cosmetics, Yonyou, Nanji E-commerce, Hefei Meiya Optoelectronic Technology, Centre Testing International Group, SG Micro, Sinocera Material, Jafron Biomedical

Complete Sales:

Huayu Auto Systems, Weichai Power, Visual China, Wuliangye Yibin, China International Travel Group, Focus Media

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford China A Shares Fund Class K	92.29%	93.62%	12/19/19
Baillie Gifford China A Shares Fund Fund Institutional Class	92.29%	93.62%	12/19/19
MSCI China A Onshore Index	40.29%	41.56%	12/19/19

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

03

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford Developed EAFE All Cap Fund

Market Conditions and Review of Performance during 2020

What a year 2020 has been. The COVID-19 pandemic has swept across the globe. It continues to impact people's health and well-being, but also their habits and lives more generally. The observation often attributed to Lenin that, "there are decades where nothing happens and there are weeks where decades happen," has rarely seemed so apt. In many cases, the measures to combat the COVID-19 pandemic included lockdowns of public life to varying, often extreme, degrees. Unsurprisingly, this has had an immense impact on some of the businesses held in the Fund.

As long-term fundamental stock pickers, we cannot and do not attempt to predict the events of the future, but we can take steps to try to ensure that the Fund's holdings are prepared for any eventuality they might face. We do this by investing in what we perceive to be good quality growth companies with characteristics that make them "anti-fragile." That is, businesses that we believe will not only survive and endure through thick and thin, but those that we think will disrupt incumbents and create profits over the long term, as well as emerge stronger than their peers over time. For some of the Fund's holdings, it has been a time of tremendous progress and opportunity. The large-scale social experiment of confining a significant portion of the world's population to their homes over the past year in many ways reinforced and accelerated existing trends. Nowhere has this been more obvious and pronounced than in retail, which witnessed a dramatic increase in e-commerce penetration.

In terms of stock attribution, three of the top performers for the past year have been Zalando, Avanza and Spotify.

Zalando was a notable contributor to 2020 performance. The e-commerce company specializes in fashion retail and is the European leader in this space. We believe it has an enormous potential market with the shift of fashion to online, and the company has made long-term investments in its logistics infrastructure. Over the last year it had strong operating results, a significant uptick in user numbers as people migrated online for apparel spend, and also increased spend per user. Even more encouragingly, it has partnered with a number of brick and mortar retailers and is also exploring opportunities to enter new markets.

Avanza was a notable strong performer in 2020. As Sweden's leading online savings platform, it saw strong growth during the 12-month period with an increase in new customers and asset levels, brokerage volumes and significant operating margin expansion.

Spotify, the Swedish music streaming platform, performed well in 2020. Over the past 12-months, its user base has continued to grow globally, they have made a number of acquisitions to further expand into podcasts, and they continue to capture market share.

Amongst the negative contributors to performance during the 12-month period were Treasury Wine Estates, Hargreaves Lansdown and Johnson Matthey.

Treasury Wine Estates, the Australian listed global wine business, had a marked period of underperformance in 2020. The company has faced some considerable headwinds with China having announced large tariffs on wine imports following an anti-dumping investigation plus fractious Chinese-Australian relations. It has also had a change in management and had weaker operational results over the past year.

A further notable detractor to performance for 2020 was Hargreaves Lansdown, a leading U.K. investment savings platform. Over the long-term, it has been a beneficiary of the shift from defined benefit to defined contribution pensions in the U.K. market and more generally from making investment easy for their customers. Its performance has been somewhat lackluster. In particular its growth in assets under management subdued in 2020 and one of its founders has continued to sell his holding. The U.K. stock market has also lagged many other international stock markets over 2020 and that has further weighted on the share price.

Johnson Matthey also underperformed in 2020. The multinational specialty chemicals company based in the U.K. that makes catalytic convertors (majority of sales) suffered from lower orders on the back of weak global demand for automobiles. Its move to develop its low cobalt battery material business for electric vehicles continues to be slow.

As investors it's natural for us to be asked for predictions about the future. In those moments it's worth recalling a quote attributed to U.S. baseball player Yogi Berra: "It's tough to make predictions, especially about the future." We must remain humble about what we (can) know and be willing and ready to change our minds as new facts emerge. We do, however, strongly believe that a careful selection of great growth businesses which are run by aligned management teams should thrive over the long term. Our task then is to focus on finding these exceptional companies and develop the fortitude to own them for, not just the year ahead, but long periods of time.

04

Management Discussion (unaudited)

Annual Report December 31, 2020

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International All Cap Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Kering, LVMH, Rational, Remy Cointreau, Ubisoft Entertainment

Complete Sales:

Infineon, Jupiter Fund Management, Legrand, MS&AD Insurance, Novozymes, Schindler, U-Blox

05

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Developed EAFE All Cap Fund Class 2	27.95%	12.78%	9.14%	04/15/14
Baillie Gifford Developed EAFE All Cap Fund Class 3	28.04%	12.82%	9.17%	03/24/17
Baillie Gifford Developed EAFE All Cap Fund Class K	27.98%	12.78%	9.14%	04/28/17
Baillie Gifford Developed EAFE All Cap Fund Institutional Class	27.77%	12.68%	9.03%	04/28/17
MSCI EAFE Index	8.28%	7.96%	5.21%	04/15/14

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

06

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford EAFE Plus All Cap Fund

Market Conditions and Review of Performance during 2020

What a year 2020 has been. The COVID-19 pandemic has swept across the globe. It continues to impact people's health and well-being, but also their habits and lives more generally. The observation often attributed to Lenin that, "there are decades where nothing happens and there are weeks where decades happen," has rarely seemed so apt. In many cases, the measures to combat the COVID-19 pandemic included lockdowns of public life to varying, often extreme, degrees. Unsurprisingly, this has had an immense impact on some of the businesses held in the Fund.

As long-term fundamental stock pickers, we cannot and do not attempt to predict the events of the future, but we can take steps to try to ensure that the Fund's holdings are prepared for any eventuality they might face. We do this by investing in what we perceive to be good quality growth companies with characteristics that make them "anti-fragile." That is, businesses that we believe will not only survive and endure through thick and thin, but those that we think will disrupt incumbents and create profits over the long term, as well as emerge stronger than their peers over time. For some of the Fund's holdings, it has been a time of tremendous progress and opportunity. The large-scale social experiment of confining a significant portion of the world's population to their homes over the past year in many ways reinforced and accelerated existing trends. Nowhere has this been more obvious and pronounced than in retail, which witnessed a dramatic increase in e-commerce penetration.

In terms of stock attribution, three of the top performers for the past year have been Zalando, Taiwan Semiconductor Manufacturing Company and Sartorius.

Zalando was a contributor to 2020 performance. The e-commerce company specializes in fashion retail and is the European leader in this space. We believe it has an enormous potential market with the shift of fashion to online, and the company has made long-term investments in its logistics infrastructure. Over the last year, it had strong operating results, a significant uptick in user numbers as people migrated online for apparel spend, and also increased spend per user. Even more encouragingly, it has partnered with a number of brick and mortar retailers and is also exploring opportunities to enter new markets.

Taiwan Semiconductor Manufacturing Company, the world's largest dedicated semiconductor foundry, had a good 2020 and was a contributor to the Fund's 2020 performance. It had strong operating results and strong order volumes during the 12-month period, and it continues to invest significantly in, expand and improve its production facilities. We perceive that its competition continues to struggle to keep up in terms of investment levels and technology. The outlook for the business looks promising, in our view, with strong demand from high performance computing and 5G telecoms.

Sartorius had, perhaps somewhat unsurprisingly, a good 2020. It provides single-use equipment and products that are used in the manufacturing of biological products, for example antibodies and vaccines. In addition to being exposed to what we perceive as an attractive area of biological drugs, we believe the company is well-positioned to benefit from the structural shift from reusable to single-use bio-manufacturing technology. Over the prior 12-month period, operating results have been strong, order growth promising, and the business saw a notable uptick in growth across both bioprocess solutions and its laboratory equipment business.

Amongst the negative contributors to performance during the 12-month period were Hargreaves Lansdown, Treasury Wine Estates, and Inditex.

A notable detractor to performance for 2020 was Hargreaves Lansdown, a leading U.K. investment savings platform. Over the long-term, it has been a beneficiary of the shift from defined benefit to defined contribution pensions in the U.K. market and more generally from making investment easy for their customers. Its performance has been somewhat lackluster. In particular its growth in assets under management subdued in 2020 and one of its founders has continued to sell his holding. The U.K. stock market has also lagged many other international stock markets over 2020 and that has further weighted on the share price.

Treasury Wine Estates, the Australian listed global wine business, also had a marked period of underperformance in 2020. The company has faced some considerable headwinds with China having announced large tariffs on wine imports following an anti-dumping investigation plus fractious Chinese-Australian relations. It has also had a change in management and had weaker operational results over the past year.

Inditex was a further detractor from performance. The apparel retailer, with Zara as its main brand, saw a marked fall in revenues for much of 2020 with a large proportion of its stores closed globally for large parts of the year under the COVID-19 lockdowns across countries. A pick-up in its online sales and its strong, net cash balance sheet was a partial offset to its underperformance over the 12-month period.

07

Management Discussion (unaudited)

Annual Report December 31, 2020

As investors it's natural for us to be asked for predictions about the future. In those moments it's worth recalling a quote attributed to U.S. baseball player Yogi Berra: "It's tough to make predictions, especially about the future." We must remain humble about what we (can) know and be willing and ready to change our minds as new facts emerge. We do, however, strongly believe that a careful selection of great growth businesses which are run by aligned management teams should thrive over the long term. Our task then is to focus on finding these exceptional companies and develop the fortitude to own them for, not just the year ahead, but long periods of time.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International All Cap Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Kering, LVMH, MercadoLibre, Meituan Dianping, Rational, Remy Cointreau, Ubisoft Entertainment

Complete Sales:

Infineon, Jupiter Fund Management, Legrand, MS&AD Insurance, Novozymes, Schindler, U-Blox

08

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford EAFE Plus All Cap Fund Class 2	28.77%	13.37%	8.99%	9.86%	12/17/09
Baillie Gifford EAFE Plus All Cap Fund Class 3*	28.80%	13.38%	8.99%	9.86%	08/03/20
Baillie Gifford EAFE Plus All Cap Fund Class K	28.78%	13.38%	8.99%	9.86%	04/28/17
Baillie Gifford EAFE Plus All Cap Fund Institutional Class	28.68%	13.27%	8.86%	9.72%	04/28/17
MSCI EAFE Index	8.28%	7.96%	6.00%	6.37%	12/17/09

*  Returns for Class 3 shares are based on actual performance from August 3, 2020. Prior to that date returns are calculated based on Class 2 shares.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

09

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford Emerging Markets Equities Fund

Market conditions and review of performance during 2020

We hope that our long-standing shareholders will forgive the broken record, but before commenting on more recent performance, it is worth re-stating our long-standing view on performance measurement. We are resolutely long term in our investment approach and as such we don't believe genuine conclusions about a fund manager's skill can be drawn by looking at a single year of portfolio performance. It may be that this is especially true this year.

That said, it has been pleasing to see that operational results at companies at very different ends of the portfolio have been strong over the last year. This does give us confidence that the 'barbell' strategy is working well. On the one hand, several structural growth stocks with improving competitive positions are amongst those that have contributed most to more recent performance. Equally, we have seen companies in more cyclical areas, such as the materials sector, also amongst the strong performers.

In e-commerce, MercadoLibre in Latin America was particularly strong during the 12-month period. MercadoLibre recently passed the milestone of 300 million live listings on the site and has responded admirably to a material uptick in demand, despite physical retail starting to reopen in many of its key markets. Over many years of investing in emerging market ("EM") companies, one important feature we've seen in many of the longest duration growth businesses in the portfolio is a willingness to continually reinvest in themselves, to remain ahead of competition and to stay relevant for customers. Taiwan Semiconductor Manufacturing Company and Ping An Insurance are great examples of this in the Fund, both spending multiple billions per year on research and development and/or capital projects. Interestingly, though at a different stage of evolution, we are now seeing comparable behavior from MercadoLibre. For this business, we believe the more they can invest in building out their own logistics network (Mercado Envios), the less they have to rely on third party logistics services where the quality is variable, and so the better the service they can provide to their customers. We've been very encouraged by the focus of the management team on building out their logistics capabilities. In our meeting with MercadoLibre's Chief Financial Officer earlier in the year, it was clear that logistics is MercadoLibre's number one priority when it comes to improving the competitive advantage of the business.

Another lesson we've learnt over many years investing in EM is that it can be very rewarding to invest in cyclical growth companies, particularly where we're able to express a view different to many other market participants. A good example here comes in the case of mining companies exposed to copper. Rather than anchoring on the direction of near term Purchasing Managers' Indexes, or short-term production estimates, we're much more interested in the long-term potential for the electric vehicle supply chain, which we expect to become the key customer of this metal. It has been a good year for First Quantum Minerals (copper miner in Panama and Zambia).

More broadly, the sentiment towards many materials businesses has changed considerably since the depths of March 2020. This may be as simple as a combination of rebounding industrial activity and free flowing cash, however we're also seeing a broader recognition of the importance of sustainable growth for many companies in this sector which we believe bodes well for the longer term. In December 2020, Norilsk Nickel's Capital Markets Day was entitled 'Enabling the transition to a greener economy'. There was an unsurprising emphasis on environmental, social, and corporate governance ("ESG") and industrial safety issues. Importantly, Norilsk Nickel re-confirmed its capital expenditure to 2030 at $27bn, with $5.5bn on emissions control and environmental improvement. Their 2030 production targets were raised for copper, nickel and palladium. Whilst it's clear that the rhetoric and ambition around ESG is improving, we are keenly watching for delivery on their ambition.

Amongst the performance detractors during the 12-month period were a number of oil exploration and production companies, including Petrobras (Brazil), Premier Oil (various EMs; now exited the portfolio) and CNOOC (China). Despite a decent recovery in the price of oil, to which CNOOC is very operationally geared, during November 2020 the parent company of CNOOC was included in the U.S. executive order addressing the threat from securities investments that finance "Communist Chinese Military Companies." We are conscious that often important details change between the issuance of these orders and their implementation dates, but in this case we have come to the view that the risks of continuing to own the position outweigh the possible upside, and we have therefore sold the Fund's holding in CNOOC.

Elsewhere, banks such as Sberbank (Russia) and Banco Bradesco (Brazil) also detracted from performance during

Management Discussion (unaudited)

Annual Report December 31, 2020

the 12-month period. In particular, we still believe that Sberbank looks excellent in an EM banking context and in a global context. We perceive a growth opportunity for both loan growth and ongoing penetration of credit in Russia. In fact, there are probably no other EM banks looking as attractive as this in our view, given Sberbank's dominance and its undemanding starting valuation. We used market volatility earlier in 2020 to add to the position. The bank has leading market shares in retail loans and mortgage loans and a semi-monopolistic position in retail deposits too. This allows it to generate high net interest margins and positive net income throughout the business cycle, which we expect to compound for many years.

2020 ends with COVID-19 still exacting its terrible human and economic cost, but we believe there is some light at the end of the tunnel. Thanks to the heroic efforts of scientists around the world, it now appears there are a number of viable vaccines which will likely, in time, allow us to return to some sort of normality through the course of 2021. Moreover, it currently appears that while the West will prioritize its own people, it will also commit to underwrite vaccinations for the poorer parts of the world so everyone can be free of the virus in the future.

Investment strategies used to manage the Fund

We are long-term, active growth investors and invest in companies that we believe have the most substantial long-term growth prospects. To do so, we look for businesses that enjoy sustainable competitive advantages and which we believe will grow their earnings significantly faster than the market average. As emerging markets investors, we operate in a different opportunity set to global or developed market investors: economic and industrial cycles are often shorter or sharper and information is frequently incomplete. We have significant experience in dealing with these challenges, which require a greater focus on future change rather than the present reality. Our approach results in a committed portfolio which will frequently look very different than its benchmark. In the pursuit of superior performance over the long term, we are happy to accept volatility around an index in the short term. This strategy is managed by the Emerging Markets Equity team, with decision making taking place in a Portfolio Construction Group, which is a subset of the wider team. Our process is focused on proprietary fundamental research and considers the competitive advantages of companies as well as how the external environment around them is changing.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Allegro.eu, Contemporary Amperex Technology Co., Copa Holdings S A, Dada Nexus Ltd ADR, First Quantum, Minerals, JD.Com Inc — ADR, Kaspi.Kz JSC GDR, KE Holdings ADR, Kingdee Int'l Software Group, Kingsoft Cloud Holdings Ltd ADR, Li Ning, LUFAX Holdings LTD, Meituan Dianping, Midea Group 'A', Moscow Exchange, Ozon Holdings, Samsung SDI Co Ltd, SEA Ltd ADR, Yatsen Holding Ltd ADR

Complete Sales:

Alfa SAB de CV, Ambuja Cements Ltd, Banco Bradesco Pref, Banco Macro ADR, Bank Mandiri, China Vanke Co Ltd H, CNOOC Ltd, Cogna Educacao, Eclat Textile Company Ltd, FirstRand Ltd, Galp Energia SGPS, Garanti Bankasi, Hon Hai Precision, Kasikornbank NVDR, Kingsoft Corp Ltd, Orion Corp, Premier Oil, Samsung Fire & Marine Ins.

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford Emerging Markets Equities Fund Class 2	29.06%	17.26%	6.75%	14.57%	03/02/15
Baillie Gifford Emerging Markets Equities Fund Class 3	29.15%	17.34%	6.81%	14.64%	03/31/16
Baillie Gifford Emerging Markets Equities Fund Class 4*	29.19%	17.38%	6.84%	14.65%	01/10/20
Baillie Gifford Emerging Markets Equities Fund Class 5**	29.25%	17.44%	6.87%	14.67%	04/04/03
Baillie Gifford Emerging Markets Equities Fund Class K	29.04%	17.26%	6.74%	14.56%	04/28/17
Baillie Gifford Emerging Markets Equities Fund Institutional Class	28.91%	17.16%	6.62%	14.41%	04/28/17
MSCI Emerging Markets Index	18.69%	13.20%	3.99%	11.98%	04/04/03

*  Returns for Class 4 shares are based on actual performance from January 10, 2020. Prior to that date, returns are calculated based on Class 5 shares from January 1, 2015, adjusted to reflect the differences in share class fees. Prior to January 1, 2015, returns are calculated based on the shares previously designated as Class 3 shares, prior to conversion to Class 5 shares.

**  Effective January 1, 2015, the share class structure of Baillie Gifford Emerging Markets Equities Fund was changed, and shares previously designated as Class 3 shares were converted to Class 5 shares. The performance information provided for Class 5 reflects the performance for Class 3 for periods prior to January 1, 2015. Class 3 shares were subject to a higher shareholder service fee than Class 5 shares, and no adjustment has been made to the performance information shown for Class 5 to reflect its different expense structure.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 investment in the Fund's Class 5 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford Global Alpha Equities Fund

Market Conditions and Review of Performance during 2020

"We view our role as supporting ambition and helping special businesses to meet their full potential."

The above quote from our Global Alpha Stewardship Report may never be more relevant than it is at present. The past year has been hugely challenging; 'normal' life has been redefined by the global COVID-19 pandemic. We believe that patient and supportive stewardship is of paramount importance during challenging times. In contrast to many market participants, we have encouraged companies to forego near-term profitability in favor of the best long-term interests of their stakeholders. In some cases, we have supported holdings with further capital earmarked to underpin future growth. Following the onset of the pandemic in March 2020, we undertook resiliency analysis of the Fund's portfolio. With the vast majority of the holdings on a firm financial footing, we then switched focus to the future in an effort to move on and identify exciting long-term growth opportunities. While the pandemic has riddled many aspects of our lives with uncertainty, this has not extended to the approach we take to managing the Fund's assets. We continue to seek further opportunities and are wary of complacency.

We remain focused and open-minded to seek what we perceive to be the best growth companies globally, spread across our four growth categories — Stalwart, Rapid, Cyclical and Latent — a framework that is intended to encapsulate how the companies generate growth. The objective is to build a diversified portfolio that remain resilient through both secular and cyclical changes.

Over the past five years, there has been a deliberate reduction in the Fund's exposure to cyclical growth companies from a peak of ~30% of the Fund in 2014 to ~15% as of the end of 2020. The result is that exposure to economically sensitive companies was limited as the pandemic hit and economies around the world stalled. It is perhaps unsurprising that several of the main detractors from performance during 2020 came from the Fund's limited exposure to such areas. In particular Kirby (U.S. barge operator) and EOG Resources (oil and gas producer) have both had weak performance during the 12-month period as a result of economic uncertainty. In addition, capital allocation has proven a headache at Kirby, and this has prompted our decision to sell the holding. Despite a successful inland marine services operation which transports oil and petrochemicals along the canals and waterways of the southeastern U.S., management has consistently allocated capital to its less profitable engine services business. Insurance companies, such as Prudential and Fairfax Financial, have also been weak during the 12-month period as the market worried about what impact the pandemic might have on insurance sales and claims and investment returns.

More positively though, the vast majority of the strong investment performance has been underpinned by fundamental progress at many of the technology and healthcare companies held in the portfolio, despite the difficult backdrop. Stocks such as Tesla (electric vehicles and battery production), Shopify (platform which enables businesses to move online), and SEA (gaming) have seen very significant share price appreciation over the past 12 months. Tesla's production grew in 2020, despite the factory shutdown in California. It is scaling up in Shanghai and will open its Berlin plant in 2021, at which point we'd expect the company to be selling over 1 million cars per annum. Shopify has seen a huge increase in its merchant userbase over the last year as previously offline-only businesses moved to get online as lockdowns were imposed around the world. SEA, an Asian e-commerce and gaming company, also saw significant growth over the last year, resulting in revenues more than doubling in the first six months of 2020. Similarly, the U.S. telemedicine company, Teladoc, has seen a huge increase in demand for its services over the last year as patients recognized the benefits of virtual medical consultations.

One of our barometers of efficacy is the intensity of competition for inclusion in the portfolio. To continue to merit a place in the portfolio, holdings must proffer sufficiently attractive growth prospects relative to new opportunities. Upside testing is ongoing for several of the portfolio's strongest performers. Indeed, we undertook reductions to Amazon and Tesla in the first half of 2020 and broadened our field of focus to consider probable beneficiaries of an economic recovery by purchasing Estee Lauder (cosmetics) and Lyft (ride hailing) and adding to Booking.com (online travel) and Ryanair (air travel). This work has continued in recent months and led to a reduction of the Fund's position in Zillow, the U.S. real estate portal, and a complete sale of SAP, the German enterprise software business. In both cases, valuation was a growing concern — the likelihood of a doubling in share price over the next five years looked, to us, increasingly remote. This comes against what we perceive as an increasingly competitive landscape for both businesses — in SAP's

Management Discussion (unaudited)

Annual Report December 31, 2020

case, from a growing number of cloud-based software businesses, a handful of which were purchased for your portfolio last quarter. Elsewhere, we elected to add to CBRE, a leading player in the commercial real estate market.

Taking the above transactions into account, the Fund's annual turnover was 23% for the period, in line with its long-term investment horizon.

Our investment approach remains a tried and tested one which centers on bottom-up stock-picking and an ability to invest in growth companies anywhere in the world. We undertake regular thematic reviews of the portfolio, the most recent of which highlights what we believe is a proliferating and reassuringly diverse range of underlying exposures. Our approach has supported a calm and measured response to the developments of 2020 and has allowed us to make modest changes to position the portfolio for future growth. Inherent in this is a desire to invest in companies run by management teams that are sensible stewards of capital and are capable of navigating and adapting to what the future brings. As we begin a new year, many economic and market commentators will set about predicting all manner of variables and outcomes for the next 12 months. Instead, our approach means that we have begun assessing potential areas of interest for our 2021 research agenda. Suggestions have been plentiful and diverse, including, for example, the future of food, new frontiers of the internet and how the Fund would be positioned in an inflationary environment. Ultimately, this will influence where we hunt for new ideas but, always, our approach will be to assess the fundamental long-term growth prospects of companies. Through this lens, opportunities appear plentiful. This is what underpins our confidence that, whatever lies ahead, the Fund will be positioned to deliver superior long-term returns.

Investment strategies used to manage the Fund

We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. The Global Alpha investment team is responsible for the overall strategy and stock selection process. They meet regularly as part of a Portfolio Review Group, along with representatives from each of Baillie Gifford's regional investment teams, to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Adidas, Adyen, Booking Holdings, CBRE, Cloudflare, Datadog, Doordash, Estee Lauder, Farfetch, KE Holdings, Lyft, Moderna, Ping An Healthcare & Technology, Rio Tinto, S&P Global, SEA Ltd, Snowflake, SoftBank, Tencent Music, Twilio, Ubisoft, Wayfair

Complete Sales:

58.com, Apache, Banco Bradesco, Bank of Ireland, Bureau Veritas, Chipotle, Distribution Now, Grubhub, Jardine Matheson, Kirby, M&G, MarketAxess, Myriad Genetics, SAP, Schindler, Signify, Sumitomo Mitsui Trust Holdings, Trip.com, Tsingtao, Visa, Waters

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Global Alpha Equities Fund Class 2	36.31%	18.24%	15.41%	01/06/13
Baillie Gifford Global Alpha Equities Fund Class 3	36.40%	18.32%	15.49%	11/15/11
Baillie Gifford Global Alpha Equities Fund Class 4	36.45%	18.35%	15.50%	07/10/17
Baillie Gifford Global Alpha Equities Fund Class K	36.35%	18.24%	15.41%	04/28/17
Baillie Gifford Global Alpha Equities Fund Institutional Class	36.22%	18.19%	15.31%	04/28/17
MSCI ACWI Index	16.82%	12.85%	11.42%	11/15/11

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the K and Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 investment in the Fund's Class 3 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford Global Stewardship Equities Fund

Market Conditions and Review of Performance during 2020

In a year dominated by the COVID-19 pandemic, equity markets were volatile but ultimately produced a positive return. The first few months of 2020 witnessed the outbreak and spread of the COVID-19 pandemic, along with the impact on economic activity of the increasingly stringent lockdown measures which were put into place. Global equities fell significantly in response; for example, the MSCI All Country World Index (ACWI), the Fund's benchmark, was down 21% in dollar terms during the first quarter of the year. However, share prices subsequently recovered, partially as a result of the huge interventions by central banks and governments around the world to prop up markets and pump-prime economies. More recently the final three months of 2020 saw equities continue to rise following the release of the hugely encouraging results of the trials of the first COVID-19 vaccines. Remarkably, therefore, the MSCI ACWI ended the year up 16.82%.

Against this backdrop, the Fund performed very well. Having held up better than the wider market during the downturn in February and March, the portfolio then rose considerably as markets recovered, with Class K shares delivering a return over the 12 months of 75.39%. In addition, the Fund's more important and more meaningful longer-term performance figures were also strong, both in absolute terms and when compared to the Fund's benchmark. A healthy dose of humility is required in recognizing that the outlook for the global economy and equity markets is highly uncertain. Investors should not be surprised if we continue to experience short-term volatility as the world recovers from the COVID-19 pandemic. That said, we are delighted to have been able to protect and grow clients' capital in a difficult period.

Positive performance over the past year was driven by the Fund's exposure to technology companies which we believed would gradually alter and improve the way in which we work, shop, learn and communicate. 2020 witnessed a dramatic step-change in the uptake of these disruptive services and, in many cases, this has resulted in remarkable growth for the companies concerned.

One of the clearest examples of this was the Fund's holding in Canadian e-commerce platform Shopify. The company was quick to introduce and widen access to new features to help its merchants during the pandemic, including extended free trials, gift card capabilities and adapted pickup and delivery options. These measures contributed to a 62% increase in new store creation on the Shopify platform between mid-March and mid-April when compared to the previous six weeks, leading to a 47% year-on-year increase in revenue for the company in the first quarter of 2020 at a time when many other companies were struggling.

But the single biggest contributor to performance for the period was the holding in electric car maker Tesla, the share price of which rose more than eight-fold over the year. The company is rarely far from the headlines, but what can sometimes be missed is its highly impressive operational performance. In 2015, Tesla delivered just over 50,000 cars. In 2020, and despite coronavirus-related shutdowns, the business delivered almost 500,000. Moreover, we believe Tesla has the ambition and planning in place to go significantly higher in the next five years and beyond, with an established lead in battery technology which underpins not just its car business, but also its energy generation and storage divisions.

Meanwhile the holding in LendingTree, an online marketplace for U.S. consumer credit products, detracted from performance during 2020 as the stock fell by around 10% during the 12-month period. The shares weakened in November 2020 following news that one of the company's large shareholders, Liberty Inc., would be selling its stake. Liberty was undertaking unrelated corporate actions, and, per Liberty, the holding in LendingTree no longer aligned with its other objectives. Although this marks the end of a relationship with a strategic investment partner, it will increase LendingTree's free float and offers the opportunity for the company to widen its investor base.

In addition, analysis shows that over the year the two largest detractors from the Fund's performance relative to the Fund's benchmark were Apple and Microsoft. Neither were held in the Fund during the period, but their stock prices have been strong and so this has therefore detracted from performance relative to the benchmark as the Fund 'missed out' on their rise.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to invest in companies that will generate sustainable long-term earnings growth. In determining the potential of a company, we analyze industry background, competitive

Management Discussion (unaudited)

Annual Report December 31, 2020

advantages, management capabilities, financial strength and valuation, along with environmental, social and governance (ESG) factors. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The Global Stewardship Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Adevinta, Bridgestone, Denso, Meituan Dianping, MercardoLibre, Ocado, Samsung SDI, Slack Technologies, Twilio, Upwork, Workday

Complete Sales:

CarMax, Facebook, Fortive, Gree, Grubhub, Hon Hai, M&G, Richemont, Schindler, Svenska Handelsbanken

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford Global Stewardship Equities Fund Class K	75.39%	27.30%	12/14/17
Baillie Gifford Global Stewardship Equities Fund Institutional Class	75.39%	27.30%	12/14/17
MSCI ACWI Index	16.82%	11.03%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford International Alpha Fund

Market Conditions and Review of Performance during 2020

The quote "there are decades where nothing happens and there are weeks where decades happen" feels a particularly apt way to describe the year. Through this volatile period, the Fund has enjoyed both relative and absolute outperformance. After the initial slump in international equity markets, we have seen a resurgence in the second half of the year with the MSCI ACWI (ex U.S.) Index, the Fund's benchmark, providing an 11.13% return for the 2020 calendar year. The Fund comfortably outperformed its benchmark over the period. Relative outperformance was driven overwhelmingly by stock selection over the period, which is what we would expect from a bottom-up strategy. Stock selection was a positive contributor to performance across all major regions on a relative basis. From a sector standpoint, communication services and consumer discretion were the top two contributors to performance during the 12-month period, while an underweight position in the healthcare industry relative to the Fund's benchmark contributed negatively during the period.

As long-term fundamental stock pickers, we cannot and do not attempt to predict the future, but we can take steps necessary to try to prepare your portfolio for any eventuality it might face. We prepare by investing in what we perceive to be quality growth companies with characteristics that make them "anti-fragile." That is, we seek to invest in businesses that we expect will be bastions of stability through thick and thin, that we believe will disrupt incumbents and create new profit pools, that we perceive as being able to emerge stronger than their peers, and that we anticipate are able to take advantage of a crisis. We believe these businesses likely have a natural immunity, which makes them durable investments.

In terms of stock attribution, two of the top performers for the period have been MercadoLibre and Spotify.

MercadoLibre, the Latin American e-commerce business, was the standout contributor to performance over the year. The company's heavy investment in its logistics network in 2019 has seemingly provided solid foundations for growth in an environment where the ongoing uncertainty of COVID-19 seems to have fast-tracked the adoption of online retail and e-commerce, both of which remain in Latin America at levels far below other major global regions. We are confident that in the long-term this is a business which will continue to grow its e-commerce platform and its payment platform Mercado Pago.

Elsewhere, we see the continuation of trends towards online audio and music streaming with Spotify, the Swedish music streaming platform, performing well this year. Spotify is the leader in this market with over 300 million users. The business has invested heavily in its podcast portfolio over the last year, purchasing exclusive rights to the Joe Rogan Experience Podcast (9 million YouTube subscribers), entered a licensing agreement with Warner Music Company to exclusively produce content on the platform and signed a deal for exclusivity with Kim Kardashian-West. Spotify is also developing expansions into new markets (such as India) and continues to develop its direct-to-artist offering.

Amongst the negative contributors to performance during the 12-month period were Copa Holdings, a Panamanian airline, and Fairfax Financial Holdings, a Canadian insurance and investment business.

Copa has had a difficult year, as one might expect for an airline in a period where flights have been restricted for large parts of the year. We believe Copa is a quality business and well capitalized within an industry that has a number of laggards. In the long term, we believe this is a company which should emerge strongly from this pandemic. In April 2020 Copa issued a $350m convertible bond to bolster an already strong balance sheet. We anticipate that the business is well placed to thrive as we emerge from the panic.

Fairfax Financial was also among the negative contributors for the period. The Canadian financial services company has struggled to achieve expected returns. In a period where we might expect its business to thrive, it has underperformed. Blackberry, Seaspan and Eurobank were among Fairfax Financial's key investments to underperform expectations. Whilst the company continues to hold a number of interesting investments that might yield value over the long term, our confidence in the overall stewardship of its investment portfolio has waned. With additional concerns mounting over governance structures at the company, we felt there are more attractive growth investments to be found elsewhere in the international universe and made the decision to sell the holding.

Unlike some, we do not believe the acid test is the historic return on equity ratio or the stability of historic margins, when considering the growth opportunity for a company. We believe that it is the interaction of numerous factors that create the conditions for a company to grow and thrive over many years. It is a company's ability to take advantage of the opportunities ahead of it, to be resilient to the inevitable challenges it will face, and to adapt and evolve as the world changes. These are the attributes that enable companies to

Management Discussion (unaudited)

Annual Report December 31, 2020

thrive, not just from quarter to quarter, or even year to year, but from cycle to cycle and decade to decade, in our view. Investors who are prepared to seek out such companies and have the patience to stay with them for the journey may be rewarded with extraordinary long-term returns.

Investment strategies used to manage the Fund

The investment strategy remains unchanged. The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry opportunity, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach, and reputation as a long-term investor, allows us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

The International Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Adyen, Amadeus, Chr Hansen, Dassault Systemes, FinecoBank, ICICI Lombard, KE Holdings ADR, Meituan Dianping, Nintendo, Rational, Shiseido, Temenos

Complete Sales:

ASOS, Bankinter, Boohoo, Cogna, Continental, Fairfax Financial, Howden, Legrand, MTU, Naspers, St. James Place, Sumitomo Mitsui Trust, Unilever

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Alpha Fund Class 2	26.45%	14.64%	8.89%	7.16%	02/07/08
Baillie Gifford International Alpha Fund Class 3	26.54%	14.72%	8.97%	7.45%	09/01/10
Baillie Gifford International Alpha Fund Class 4	26.57%	14.72%	8.93%	7.19%	07/10/17
Baillie Gifford International Alpha Fund Class 5	26.64%	14.81%	8.99%	7.24%	04/07/14
Baillie Gifford International Alpha Fund Class K	26.40%	14.63%	8.89%	7.16%	04/28/17
Baillie Gifford International Alpha Fund Institutional Class	26.29%	14.53%	8.76%	7.02%	04/28/17
MSCI ACWI (ex U.S.) Index	11.13%	9.43%	5.40%	4.09%	02/07/08

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford International Concentrated Growth Equities Fund

Market conditions and Review of Performance during 2020

It has been an extraordinary year for both absolute and relative performance. Fund returns have generally been driven by stock specific factors deriving primarily from continued operational strength. Operational progress for certain portfolio holdings has been accelerated by some changes in how we live our lives, brought about by lockdown measures. However, while lots has changed in the production, distribution and consumption of goods and services, change is by no means temporary. We recognize that societies and economies are in a deep, structural period of transformation, which is driven by exponential advances in technology combined with innovative business models. Exceptional businesses are by their very nature rare, which is why we invest in a small number (20 to 35) of what we believe to be the most exceptional international growth companies.

Top contributors to performance during 2020 included Tesla and MercadoLibre.

Tesla, the U.S. electric vehicles, solar cell and energy storage company, has enjoyed a considerable increase in share price over the last 12 months as the market is finally recognizing years of excellent operational progress. Demand for the Model 3 has been high, and news of further significant battery life improvement has added to growing awareness of the long-term potential of the auto segment. When viewing the tremendous upside potential for Tesla, we contend that the view must consider not just the potential of incredible electric vehicles, as we're witnessing, but also autonomous vehicles and world leading battery technology transforming our entire energy infrastructure.

MercadoLibre, the Latin American e-commerce company, has also been a strong contributor to performance over the last year, as lockdown measures across a broad range of Latin American countries helped to catalyze uptake. Business segments (including e-commerce, advertising and financial services) are starting from a very low penetration in Latin America, and MercadoLibre is investing heavily over the long-term to grow market share.

Among the key detractors from performance over the 12-month period were Trip.com and Inditex.

Trip.com (formerly Ctrip.com), the Chinese based international online travel agency, provides accommodation, ticketing, package tours and corporate travel management. It is easy to recognize how operations in travel have suffered under lockdown measures. However, 2020 is a very short-term lens through which to view the world. Trip.com dominates the Chinese travel market with regards to high-end and outbound travel, despite facing increasing competition from Meituan in the very low-end domestic market. It is strong in both online and traditional booking services and is particularly formidable in the major cities. We think the company faces a huge long-term opportunity to become a global travel platform utilizing the bargaining power that Chinese tourists provide. To this end, Trip.com has expanded through acquiring Skyscanner and buying stakes in other national travel champions, such as MakeMyTrip in India.

Inditex, the European fast fashion retailer and owner of brands including Zara, Pull&Bear and Bershka, has secured an impressive share of its market and executed its strategy well over the last year. Its distinctive business model and culture have interacted to create what we believe to be a durable competitive advantage, and we remain impressed by the company's growth opportunity. However, the structure of the fast fashion supply chain raises worries that the industry may see its growth shrink in the coming decade as consumers seek out more sustainable alternatives. Additionally, while Inditex has adapted to online shopping, we worry that its e-commerce offering is less differentiated relative to competitors and that its ambition to invest in the growth opportunity may be waning. Given increasing competition for capital in the portfolio, we have therefore sold the holding to invest in companies where we have higher conviction.

More broadly on transactions, where strength in conviction in holdings has shifted over time, we have redeployed capital to where we believe long-term growth potential is highest. As mentioned, capital was recently made available from the sale of Inditex, as well as AIA (Asian holding company focused on life insurance) and Softbank (the Japanese holding company). Higher levels of conviction exist elsewhere, such as in new holdings Shopify (the Canadian e-commerce company that makes it easy for businesses to sell products and services online) and Moderna (a leading player in the field of mRNA therapeutics, a new class of medicines that leverage the body's natural protein-production apparatus in order to treat diseases).

2020 has been an extraordinary year in many ways and lots of growth has been accelerated, but we are clear in our

Management Discussion (unaudited)

Annual Report December 31, 2020

belief that much more lies ahead. This belief stems from a recognition of exponential growth in technologies being used by innovative business models to create real disruption across whole swathes of the index.

Investment strategies used to manage the Fund

The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we conduct a process of Idea Generation, Initial Research, Investment Decision and Ownership. Within Initial Research, we consider questions relating to exceptional growth potential, durable edge, stewardship, financial strength and perspective.

We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon, from being concentrated, from seeking to take advantage of asymmetric returns, and from our differentiated sources of information. When formulating an investment opinion, we pay little heed to broker research. Instead, we prefer to listen to alternative voices such as industry experts, academics, visionary management and unlisted companies.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Moderna, Shopify

Complete Sales:

AIA, Inditex, Softbank

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Concentrated Growth Equities Fund Class K	97.24%	35.26%	12/14/17
Baillie Gifford International Concentrated Growth Equities Fund Institutional Class	97.09%	35.04%	12/14/17
MSCI ACWI (ex U.S.) Index	11.13%	6.10%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford International Growth Fund

Market conditions and review of performance during 2020

Despite the tumultuous events of 2020, international equity markets delivered surprisingly good returns. The MSCI ACWI (ex U.S.) Index, the Fund's benchmark, rose by 11.13% over the 12-month period. Many listed companies adapted quickly and effectively to the pandemic, and some had their future prospects improved by it. A rise in savings rates and substantial liquidity provision by authorities around the world may also have boosted equities when the returns available in other asset classes appeared unappealing.

The Fund significantly outperformed its benchmark with a return of 62.96% for Class 2 shares over the 12-month period. During the period positive contributors included M3, MercadoLibre and Meituan while negative contributors included Rolls-Royce, Alibaba and Inditex.

M3's share price rose by more than 200% during the 12-month period. The Japanese company's position as a leading international provider of digital medical services was certainly propitious in 2020. M3 engaged quickly with efforts to boost COVID-19 diagnosis through digital imaging. Demand for its online healthcare service, offered in place of face-to-face doctor visits, understandably soared in the last 12 months. M3's core business of replacing pharmaceutical sales rep visits to doctors by digital means also more than doubled during the period. In our view the healthcare industry has undoubtedly had its practices changed for good by the pandemic, and we believe M3 has attractive opportunities ahead.

MercadoLibre's share price rose by 193% during the 12-month period. Before the pandemic it had been enjoying rapid growth as Latin American customers increasingly shopped online, using its platform more than any other. This growth accelerated as COVID-19 restrictions kicked in, with users and volumes of goods sold almost doubling by the end of 2020. The group's payments business also developed rapidly. Our main question mark around the company had been its competitive position, however we believe its competitive position has been strengthened substantially by the growth in its business in 2020.

Meituan is the leading player in China's offline-to-online market, providing customers with a digital platform to purchase meals, travel, cinema tickets, etc. Its share price rose by 191% during the 12-month period. Food delivery, the company's largest business, was boosted by China's lockdowns early in 2020 and ultimately grew by a third during the year. In an industry with natural winner-takes-all dynamics, we believe Meituan is establishing a decisive advantage over competitors in several market categories. Given the breadth of its offering and the size of the markets in which it operates, we believe its future growth potential is substantial.

Enjoying very strong overall performance during the period, the Fund was fortunate to avoid many areas of the market that suffered sharp drops in performance in 2020. One stock in the Fund's portfolio that did struggle was Rolls Royce. The British jet engine manufacturer was in the middle of a prolonged and difficult restructuring when the pandemic brought air traffic and new engine purchases to a shuddering halt. The group made significant cuts to its workforce and investment plans in the spring and issued debt and equity in the autumn as part of a £5bn recapitalization plan. The share price fell by 48% over the year. We stuck with the company through this painful period and saw the share price recover towards year end.

Alibaba features amongst the detractors from relative performance compared to the Fund's benchmark over the period. It is a large holding of the Fund, whose share price rose during the year, but by less than the market. Operationally, Alibaba has benefitted from the general uptick in online activity during the year, but its share price suffered a setback at the end of the year as the hotly anticipated initial public offering of its subsidiary, Ant Financial, was suspended at the last minute following a disagreement with the Chinese government. We have always considered alignment with the economic goals of the state to be an important part of the Alibaba investment case, and we are considering how deep the current problems may run before taking any action.

Inditex's shares fell by 8.3% in 2020. The company has been combatting competitive pressure from online clothing retailers with a hybrid store-and-online model for several years but was hampered by the enforced closure of much of its store portfolio during the pandemic. We believe the group is in a strong financial position and is well managed, so we expect it to adapt successfully to the changes in its business environment.

The COVID-19 pandemic had a significant effect on many growth stocks. It brought demand for online goods and services forward. Bottlenecks to progress were shattered as the pandemic created shocks to which companies, governments and citizens simply had to adjust. Habits have changed. Evolution that was likely to take place over a decade was compressed into a year. We do not

Management Discussion (unaudited)

Annual Report December 31, 2020

believe things will revert back when the pandemic is mercifully over. Incumbent companies are being challenged in a way they did not expect to be at this point of time, and the younger companies disrupting them have achieved positions of strength much sooner than otherwise anticipated.

We believe these are fertile conditions in which to find growth stocks. While the valuation of many growth stocks has reflected the boost such companies received in 2020, we do not believe the long-term opportunities presented by accelerating change are being fully considered. We believe the best investments over the long term will be those disruptive companies in the vanguard of such change.

Investment strategies used to manage the Fund

The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes, financial strength and valuation. We seek to own stocks that have the potential to grow to multiples of their current size. We believe that the market is too short term and insufficiently imaginative. Our ability to add value is derived from having a much longer time horizon, from our differentiated sources of information, and from our ability to evaluate uncertain future outcomes. When formulating an investment opinion, we prioritize voices outside the financial industry, such as academics, authors, independent experts and management of unlisted companies.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Adyen, Afterpay, Wisetech, Xero

Complete Sales:

Aston Martin, Baidu, Cyberagent, Elekta, GMO Gateway, MakeMyTrip, Svenska Handelsbanken, Sysmex

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Growth Fund Class 2	62.95%	22.33%	12.79%	9.90%	03/06/08
Baillie Gifford International Growth Fund Class 3	63.07%	22.41%	12.87%	9.97%	04/19/10
Baillie Gifford International Growth Fund Class 4	63.12%	22.43%	12.84%	9.94%	10/10/16
Baillie Gifford International Growth Fund Class 5	63.20%	22.51%	13.15%	10.17%	07/19/12
Baillie Gifford International Growth Fund Class K	62.95%	22.34%	12.80%	9.90%	04/28/17
Baillie Gifford International Growth Fund Institutional Class	62.84%	22.24%	12.67%	9.77%	04/28/17
MSCI ACWI (ex U.S.) Index	11.13%	8.68%	6.35%	3.77%	03/06/08
MSCI EAFE Index	8.28%	7.96%	6.00%	3.78%	03/06/08

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford International Smaller Companies Fund

Market Conditions and Review of Performance during 2020

The Fund performed strongly in absolute and relative terms in 2020, returning 48.61% compared to a benchmark return of 14.67%.

2020 has witnessed a truly staggering turn of events with enforced adaption by individuals, institutions, business and society. While costs to the healthcare system are still widespread and ongoing, there does at least appear to be a path to progress based on a deeper understanding of COVID-19 as a disease and therapeutic agents that can either mitigate its impact or severely blunt its spread. In under a year since an unknown, insidious pathogen emerged, it has been extensively characterized, a range of diagnostic tests developed, therapies fast-tracked and vaccines developed and extensively tested. The speed at which this insight has been gleaned and then harnessed is breath-taking and speaks to much of the accelerated entrepreneurial spirit that necessity can bring about.

During this extraordinary year, we've observed the acceleration of many of the trends to which the portfolio already had exposure. Importantly, we believe that this will not be limited to a short-term effect and that we will continue to feel its impact over the years ahead. From here we still view further societal change as more likely than a reversion to pre-pandemic lives. In light of this, we'd reiterate our conviction that our growth investing style, focused on owning the long-term beneficiaries of change, remains fully appropriate for this rapidly evolving world.

Avanza Bank, a Swedish online-only bank providing deposit and investment accounts, stock brokerage, and occupational pension services, was the top contributor to Fund performance in the last 12 months. Avanza's proposition is based on offering services which are simpler and cheaper than its competitors, with a strong focus on customer service. They have performed well through the pandemic, with their online-only model allowing customers to open account and transact at a time when more traditional banking channels (bricks & mortar, call centers) were closed. Results released during the fourth quarter of 2020 demonstrate this, with Avanza increasing customer numbers by 31% and savings capital by 40%. Their improved market position is emphasized by the fact they are now receiving roughly 20% of all inflows into the Swedish savings market. What's particularly encouraging, however, is that in the midst of all this growth, they have received the award for Sweden's most satisfied savers for a remarkable 11th year in a row! We're delighted by the progress of the company over the last 12 months, and we're excited to see how it progresses from here.

Bengo4.com, which has been among the Fund's top contributors to performance in the year, is an example of a company benefitting from the changes brought about by COVID-19. The Japanese company has two aspects to its business — an online platform connecting lawyers with potential clients and a digital signature business (CloudSign). Its digital signature business has been a clear beneficiary of the lockdown measures required to combat the pandemic. By replacing the traditional Japanese physical stamp system (Hanko stamps), it became the market leader in the small but quickly growing Japanese digital contract market. As such a clear beneficiary of lockdown, it is likely that the news of an effective COVID-19 vaccine has caused some investors to pause and realize some of their gains over the year. Taking a longer-term perspective, we do not share these concerns. During 2020 users of the digital signature business have increased more than three-fold and the number of contracts signed have doubled. We believe this type of dramatic progress, where potentially years of forecast growth have been achieved in a number of months, leaves the business in a much better place than it was 12 months ago and increases the probability of its continued long-term success.

iStyle, the Japanese online site for the review and sale of cosmetics, was one of the weaker performers in the Fund in 2020. The company has suffered as trading conditions have worsened, not only due to COVID-19, but also due to the Hong Kong riots and a change in Chinese regulations on cosmetics. This has led to sales and profits collapsing. We recently engaged with senior management to better understand the situation, who confirmed changes to their strategy in response to today's challenging marketplace. Although early-stage, it is also encouraging is that their SaaS business is beginning to gain traction, with two recent high profile customer wins. Further, we can take comfort from the health of the balance sheet, with the business being well-funded following a debt raise earlier in the year. Overall, we remain enthusiastic about business and believe the long-term investment hypothesis remains intact.

The Fund's holding in U-Blox also detracted from performance over the year. U-Blox is a specialist in GPS and wireless chips and modules. It serves a broad range of markets through largely standardized products (e.g., automotive and industrial markets). The importance of the automotive and industrial industries, and the widespread

Management Discussion (unaudited)

Annual Report December 31, 2020

production shutdowns felt in the past year in these industries, has impacted the company's progress over the period. The near term damage felt by U-Blox, however, doesn't necessarily mean that the longer term mega-trends the company is geared into will be impacted. We see the opportunity as relatively simple — the future is likely to see more and more connected devices (e.g., electric vehicles), and technology is improving to enable this (e.g., 5G). By using a fabless manufacturing model, we believe U-Blox will suffer from minimal internal bottlenecks along the way. Also, as an engineering-centric business, the company has delivered a number of 'world firsts' in positioning technology. We continue to monitor the company's progress, while admiring U-Blox's efforts-to-date.

Investment strategies used to manage the Fund

The investment strategy used to manage the Fund is unchanged over the year. The Fund employs bottom-up, fundamental research to build a portfolio of growing companies. The Fund's portfolio is constructed with an awareness of the asset class. New purchases are typically below $2 billion in market capitalization at time of purchase, and we typically do not seek to add to a position once a company's value increases beyond $5 billion. Most investments will be sold before they reach $10 billion in market capitalization. International smaller companies present a vast and incredibly diverse investment universe. This Fund seeks to find the exceptional businesses within that, companies with the potential to deliver strong returns for our clients, while also acknowledging that these companies can do so in different ways. Our edge in this comes from our portfolio managers, who bring a range of experiences in managing small and all-cap portfolios across different geographies, and our ability to employ a longer-term investment horizon than most of the market. This long-termism is fundamental to how we exploit the asymmetry available in equity returns.

Central to our investment process is our 'Radar' framework. We assess all potential new and existing holdings against this. It has six spokes (opportunity, edge, alignment, scalability, sustainability, insight) which represent what we believe are the most important factors to the investment case. We recognize that special companies can come in different shapes, and often the most exciting companies will score very highly in few, rather than all, categories.

The International Smaller Companies Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet for weekly stock discussions and six weekly portfolio construction meetings, in which they review the progress of existing holdings and consider revisions to the portfolio.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Bactiguard, Cellavision, GA Technologies, Games Workshop, Inter Action Corporation, JMDC, Melexis, Mesoblast, Netwealth, Paradox International, Sansan, Storytel, WealthNavi, Xvivo Perfusion

Complete Sales:

Creo Medical, Enento, Fenix Outdoor International, Horizon Discovery, IRESS Limited, Isra Vision, Li Ning, LoopUp, Noritsu Koki, Open Door, RIB Software, XXL

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Smaller Companies Fund Class K	48.61%	36.12%	12/19/18
Baillie Gifford International Smaller Companies Fund Institutional Class	48.61%	36.12%	12/19/18
MSCI ACWI ex-USA Small Cap Index	14.67%	18.11%	12/19/18

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford Long Term Global Growth Fund

Market Conditions and Review of Performance during 2020

Amidst the tumult and severe challenges facing the global economy and stock markets in 2020, Class 2 shares of the Fund delivered a return of 101.77% during the period (84.95% ahead of the Fund's benchmark). This was a period in which deep multi-decade transitions — such as the rise of e-commerce, cloud-based enterprise software, home entertainment and fitness, and revolutionary advances in healthcare — accelerated in the pandemic environment. Many companies in the Fund's portfolio are spearheading, enabling or benefiting from such transitions and have demonstrated robust growth in their businesses during the year. Other holdings, mainly those whose businesses still depend on bricks and mortar retail or travel, have been affected by lockdowns and travel restrictions.

Looking back on 2020, Tesla, Pinduoduo and Meituan were among the top positive contributors to the Fund's relative performance during the year.

Tesla's share price grew more than sevenfold during the year — a period during which the company delivered remarkable operational progress. Despite its main factory in Fremont, California experiencing a temporary closure due to pandemic restrictions, Tesla produced and delivered close to half a million vehicles in 2020 (its 5-year compound annual growth rate now stands at over 45%). The company has continued to invest in production capacity, battery technology, software, manufacturing, charging infrastructure, and its rapidly-scaling energy business — and all whilst generating profits.

Meanwhile, Pinduoduo's share price more than tripled during 2020 as the company continued to transform China's e-commerce market. With nearly 650 million monthly active users and growing at around 50% year-on-year, it has surpassed JD.com in scale and is gaining on Alibaba. Strikingly, it has achieved this scale in only five years. Whilst the company is best known for its group-buy e-commerce deals, it is also seemingly revolutionizing Chinese agriculture and manufacturing to benefit both suppliers and consumers.

Also in China, Meituan's on-demand food service grew to nearly 35 million meal deliveries per day on average, with a rising average value per order. Whilst travel restrictions due to the pandemic temporarily impinged on Meituan's in-store, hotel and travel business, the company has continued to expand its logistics network to cater to the emerging opportunity in on-demand grocery shopping.

Among the top detractors from performance relative to the Fund's benchmark over the period were Apple, Inditex and Beyond Meat.

Apple is not held in the Fund and thus the company's strong share price appreciation during the year and its significant index weighting served to detract from the Fund's performance relative to its benchmark.

Temporary store closures due to the COVID-19 pandemic materially impacted Inditex's operations, despite the company's commendable efforts to scale-up its online business. While we remain impressed by Inditex's growth opportunity and its robust financial characteristics, we sold the holding from the Fund because of what we perceive to be a waning longer-term ambition to invest in the growth opportunity and deepen its competitive advantage. We also believe that the inherent environmental unsustainability of the fast fashion business model is likely to become more of a headwind in future.

Beyond Meat witnessed robust share price appreciation in 2020, though it experienced temporary weakness since being purchased for the Fund in the third quarter and it, therefore, features among the detractors from the Fund's relative performance compared to its benchmark. Whilst revenues were impacted by temporary closures of food retailers due to pandemic restrictions, the company continues to expand into new geographies (mainly Europe and China) to execute on its long-term opportunity.

Though this commentary pertains to the year 2020, as ever our focus is on the much longer-term prospects for companies in the portfolio over 5 to 10 years and beyond. Our role as stock pickers remains as relevant as ever. We are forever seeking to identify the small number of exceptional companies with the most compelling operational performance and opportunities for long-term growth. The trading undertaken for the portfolio in 2020 (as detailed below) reflects our excitement in what we believe will be transformative growth companies over our investment horizon. We believe the potential for upside from here remains vast.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long term. In determining the potential of a company, we

Management Discussion (unaudited)

Annual Report December 31, 2020

analyze industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The Long Term Global Growth team is responsible for the overall strategy and stock selection process. We interact regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. We will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Adyen, BeiGene, Beyond Meat, Carvana, Cloudflare, KE Holdings, Moderna, Zoom

Complete Sales:

AIA, Inditex, Ionis Pharmaceuticals, Under Armour, L'Oreal, Rocket Internet, Trip.com

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Long Term Global Growth Fund Class 2	101.77%	31.52%	26.54%	06/10/14
Baillie Gifford Long Term Global Growth Fund Class 5*	101.99%	31.55%	26.56%	07/14/20
Baillie Gifford Long Term Global Growth Fund Class K	101.76%	31.53%	26.54%	04/28/17
Baillie Gifford Long Term Global Growth Fund Institutional Class	101.61%	31.42%	26.42%	04/28/17
MSCI ACWI Index	16.82%	12.85%	9.14%	06/10/14

*  Returns for Class 5 shares are based on actual performance from July 14, 2020. Prior to that date returns are calculated based on Class 2 shares.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford Positive Change Equities Fund

Market Conditions and Review of Performance during 2020

Global equities ended the year well into positive territory despite the COVID-19 pandemic and against this backdrop, the Fund significantly outperformed its benchmark. The Fund aims to deliver attractive investment returns and to contribute towards a more sustainable world, and 2020 saw a number of companies in the portfolio providing a solution to the pandemic and accordingly performing very well. 2020 was, therefore, a year of very strong operational performance for the majority of holdings in the Fund, providing good progress towards delivering on both our financial and positive change objectives over our 5-year time horizon.

The largest contributors to financial performance over the year were Tesla and M3.

While the COVID-19 pandemic was the topic of most new headlines over the last year, Tesla is certainly helping to contribute to a solution to climate change, another important global challenge, through provision of its electric vehicles and energy storage products. The company was once again the top contributor to Fund performance in 2020. Tesla demonstrated very strong progress towards meeting its 2020 target of delivering around 500,000 electric vehicles, an increase of more than 30% on last year. This is an impressive feat given its California gigafactory had to close for almost two months earlier this year due to the pandemic outbreak. We attended Tesla's 'Battery Day' in September 2020 where Tesla's Chief Executive Officer Elon Musk outlined plans for the company to reduce battery cell cost, which has been a bottleneck in the ongoing transition to electric vehicles. We believe Tesla's lead in battery technology looks set to become further entrenched which could have profound implications — not only for the car business, but also for the energy generation and storage business.

M3 helps pharmaceutical companies and doctors access information online. Its platform uses technology and data to take costs out of healthcare systems and drive efficiencies for both doctors and pharmaceutical companies in its home country of Japan. Over the year M3's drug marketing platform has seen a rapid increase in activity from both companies and doctors as social distancing rules have severely curtailed physical drug sales activities. M3 has an early stage partnership with dominant Japanese social media platform LINE and is providing free online doctor consultations in collaboration with the government. M3 has also partnered with Alibaba on an artificial intelligence diagnostic tool for COVID-19 using CT scans to improve patient diagnosis. We are encouraged by these many ways M3 is using its data and digital platform to provide a solution to the pandemic, and we believe these initiatives will be enduring.

Detractors to performance over the period included Bank Rakyat and Discovery.

Bank Rakyat is Indonesia's largest bank. It provides financial services and micro loans to millions of low-income individuals. Lower central bank interest rates and the need to restructure loans as a result of the COVID-19 pandemic have weighed on Bank Rakyat's share price in 2020. We think the company's strong underwriting track record puts it in a good position going forward. Looking forward, Bank Rakyat is continuing to invest in branchless banking, and the COVID-19 pandemic is providing a greater emphasis on digital banking with the number of internet banking transactions up by 124% in the first half of the year. Loan growth also continues, and micro loans now account for 36% of the bank's overall loan book with a 40% target in place over the medium term. We believe the investment and impact cases, therefore, remain intact.

Discovery is a South African life and health insurer that offers its Vitality wellness products around the world. Over the year profitability was lower due to its life insurance business grappling with lower interest rates in the U.K. and due to increased investment in new strategic initiatives, including an online bank offering in South Africa and an online investment offering in the U.K. We remain focused on the long-term growth of its Vitality health insurance business which rewards long-term healthy behavior (e.g., exercising) with short-term incentives (e.g., coffee shop vouchers). This positive impact leads to lower lapse and claims ratios and higher underwriting profitability. With its Vitality Health product, Discovery partners with leading insurers internationally, including Ping An Insurance which provides access to the huge and growing China market. New business in China was up 42% in 2020, and we believe that this strong growth will continue and that Discovery's fee generating partnerships will increase profitability longer term.

We believe that every company within the portfolio has the potential to deliver positive impact as well as strong financial returns. As our key contributors to performance demonstrate, impact and investment progress often go hand in hand, but for more information on our impact objective please see our Impact Report which provides a comprehensive analysis of the impact of the holdings within the portfolio. The report combined bespoke metrics

Management Discussion (unaudited)

Annual Report December 31, 2020

for individual companies along with the portfolio's overall contribution to the U.N. Sustainable Development Goals. A copy of our most recent Impact Report is available on our website at https://www.bailliegifford.com/en/usa/professional-investor/literature-library/positive-change-impact-report/positive-change-impact-report-full-year-2019-for-us-investors/.

Investment strategies used to manage the Fund

The Fund seeks capital appreciation by investing in high quality growth businesses that deliver a positive social or environmental change in the following areas: social inclusion and education, healthcare, the environment, and that address basic needs and aspirations of the world's poorest populations.

The Fund applies Baillie Gifford's core approach to stock picking as well as inhouse, proprietary research on positive impact when considering holdings for the Fund.

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long term. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. We firmly believe that investment performance and impact are complementary and that companies that are doing the right thing will outperform over the long term.

The Positive Change decision makers, consisting of a mix of Investment Managers and Impact Analysts, is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. They monitor both the investment and impact performance of the holdings in the fund on a regular basis. Holdings must meet both impact and investment objectives over the long run to merit a place in the Fund.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

10X Genomics, Alibaba, Berkeley Lights, Beyond Meat, Deere, MercadoLibre

Complete Sales:

Pigeon, Signify, Sysmex, Tencent

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford Positive Change Equities Fund Class K	88.43%	34.81%	12/14/17
Baillie Gifford Positive Change Equities Fund Institutional Class	88.28%	34.76%	12/14/17
MSCI ACWI Index	16.82%	11.03%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford U.S. Equity Growth Fund

Market Conditions and Review of Performance during 2020

In this most unusual of years, COVID-19 dominated the global landscape. Health agencies and governments came to recognize the expansion of the virus as a pandemic, and governments around the world locked down their societies and economies, bolstered their healthcare systems and embarked on wartime-like stimulus packages to prop up mothballed industries. Perhaps amplified by the stress of the situation and by the political rhetoric of a divisive U.S. Presidential election, issues of social, racial and wealth inequality came to the fore in the summer of 2020. Politics dominated the headlines as the U.S. election approached and continued after we might have expected a confirmed result, as signs of second and third waves of the COVID-19 virus emerged.

But there are causes for optimism. The pandemic has accelerated shifts in business and society that were underway already but have taken on new importance in a socially distanced and restricted world. Climate change and our impact on the planet remained on the agenda even amidst the crisis. We may eventually look back and associate 2020 not just with the COVID-19 pandemic, but also with the beginning of the end of the carbon era. We believe a revolution in energy is underway. We should also not forget that, despite the tragic toll of the COVID-19 virus, extraordinary developments in technology have enabled the development of several vaccines which are already being distributed at scale. Technology has helped many of us to live in relative comfort under what might have seemed like impossible restrictions.

Against this backdrop, the Fund delivered a return that was ahead of the Russell 1000 Growth and the S&P 500 indices, the Fund's benchmarks. The Fund's investment strategy is based on holding companies which are capable of transformational growth in the belief that the successes will generate significant share price returns for patient investors. This approach has produced positions in companies which are redefining commerce, leisure, enterprise and finance online. In a world of accelerated change, several holdings have seen their opportunities for growth expand significantly.

The e-commerce platform Shopify was a significant contributor to returns. Shopify offers scale as a service to entrepreneurs by giving them access to world-class online tools and back office functions for a monthly subscription. It allows small retailers to compete on a level playing field with large incumbents, and it does this while preserving the independence of each retailer's brand. Demand for its services accelerated in 2020 as retailers of all sizes reimagined their businesses online. We believe that Shopify's competitive position has improved and, as it continues to expand the scope of services it offers, that the prospects of continued growth from this point are far from captured in the share price.

Despite the tailwinds behind the Fund's e-commerce holdings, it was a manufacturer which produced the largest contribution to returns during the period; the electric vehicle and energy business Tesla. With car production rising and its manufacturing footprint growing, Tesla is answering important questions about its ability to manufacture at scale, and operational leverage is turning in its favor. It remains far ahead of traditional car manufacturers in terms of performance and desirability, and it seems increasingly likely to capture a significant proportion of the global car market. At the same time its static energy storage and generation business is starting to ramp up and that could be a significant contributor to Tesla's performance within our investment time horizon.

The Trade Desk, a programmatic advertising buying platform, also enjoyed a strong 2020. Their platform allows advertisers to buy digital advertising space through real-time auctions based on data. The shift of TV viewing online greatly increases the number of data points available, and we expect programmatic ad buying to become the norm. Instead of simply buying airtime on TV channels, advertisers can now purchase defined numbers of impressions at increasingly specific target audiences. As this happens, buyers are likely to congregate around a small number of platforms. We believe the Trade Desk has an opportunity to become one of those dominant platforms.

Not all holdings in the Fund fared so well in share price terms during the period. Illumina, the gene sequencing machine maker, had a weak year despite its machines helping to provide the genetic sequence for COVID-19 in just two days. Illumina's business has been interrupted in 2020 with restrictions placed on research laboratories and medical facilities over the course of the year. In addition, the stock market did not react favorably to Illumina's announcement that it would acquire the cancer blood test maker GRAIL, a company which Illumina spun out from its own operations only five years ago. We have a more positive interpretation of the move which could drive down the cost of liquid cancer biopsies with positive implications for their adoption and for the early detection of cancer.

The two other largest detractors from performance relative to the Russell 1000 Growth Index were PayPal and

Management Discussion (unaudited)

Annual Report December 31, 2020

Apple which saw strong share price performance during 2020. Although there is much to admire about both businesses, we don't think that they are amongst the most compelling stock opportunities for the next five years, and we do not hold them in the Fund.

We are excited about the long-term future for a select group of innovative and disruptive U.S. companies. Normal will be different after the pandemic passes. We think it would be a mistake to expect a reversion to how things were before. We expect online disruptors in retail and business will continue on a faster path to growth and that our attitudes to experimenting with new services have changed. We think people will demand greater convenience and flexibility and that healthcare will shift to prevention instead of treating us when we are sick. We also expect that companies like Tesla will be at the vanguard of a revolution in energy. We can't tell you exactly when this will happen or predict what's in store for 2021, but we expect these trends to dominate the next 10 years and will continue to strive to place the Fund on the right side of innovation by seeking out what we view as exceptional companies. In times of dramatic change, we believe it pays to be patient.

Investment strategies used to manage the Fund

The Fund seeks to meet its objective by identifying exceptional growth businesses and owning them for long enough that the advantages of their business models and cultural strengths become the dominant drivers of their stock prices. Our long-term time horizon allows us to capture the disproportionate impact of successful investments, harnessing the asymmetry of returns inherent in equity markets. In our terms, an exceptional growth business has a special culture, addresses a large market opportunity and possesses an edge that gives it a high chance of delivering large future returns. Such opportunities are rare. The Fund is concentrated as we do not want to dilute the impact of exceptional companies in the name of diversification.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Carvana, Cloudflare, Datadog, Doordash, Lemonade, Slack Technologies, Snowflake, Twilio, Vroom, Workday

Complete Sales:

2U, Activision Blizzard, Facebook, Fortive, Grubhub, Interactive Brokers Group, Markel, New Relic, Now

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford U.S. Equity Growth Fund Class K*	125.57%	42.87%	12/05/16
Baillie Gifford U.S. Equity Growth Fund Institutional Class	125.43%	42.80%	04/28/17
Russell 1000 Growth Index	38.49%	24.67%	12/05/16
S&P 500 Index	18.40%	16.21%	12/05/16

*  The inception date for Baillie Gifford U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of Baillie Gifford U.S. Equity Growth Fund were terminated effective May 1, 2017, and Class 1 was converted to Class K. For the purposes of the total return data and other data reflected in the Fund's management discussion, the Fund has used December 5, 2016 as its inception date for Class K.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Institutional share class are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on Class 1 and are adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Fund Expenses (unaudited)

Annual Report December 31, 2020

As a shareholder of Baillie Gifford China A Shares Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund and/or Baillie Gifford U.S. Equity Growth Fund, you incur two types of costs: (1) transaction costs, which may include purchase fees and redemption fees and (2) ongoing costs, including advisory fees, administration and supervisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase fees and redemption fees. Therefore, the second line of the table labeled "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2020

	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios Based on the Period 7/01/20 to 12/31/20	Expenses Paid During Period*
Baillie Gifford China A Shares Fund — Class K
Actual	$1,000	$1,435.90	0.87%	$5.33
Hypothetical (5% return before expenses)	$1,000	$1,020.76	0.87%	$4.42
Baillie Gifford China A Shares Fund — Institutional Class
Actual	$1,000	$1,435.90	0.87%	$5.33
Hypothetical (5% return before expenses)	$1,000	$1,020.76	0.87%	$4.42
Baillie Gifford Developed EAFE All Cap Fund — Class 2
Actual	$1,000	$1,289.70	0.64%	$3.68
Hypothetical (5% return before expenses)	$1,000	$1,021.92	0.64%	$3.25
Baillie Gifford Developed EAFE All Cap Fund — Class 3
Actual	$1,000	$1,290.10	0.57%	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,022.27	0.57%	$2.90
Baillie Gifford Developed EAFE All Cap Fund — Class K
Actual	$1,000	$1,289.60	0.64%	$3.68
Hypothetical (5% return before expenses)	$1,000	$1,021.92	0.64%	$3.25
Baillie Gifford Developed EAFE All Cap Fund — Institutional Class
Actual	$1,000	$1,288.50	0.76%	$4.37
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.76%	$3.86
Baillie Gifford EAFE Plus All Cap Fund — Class 2
Actual	$1,000	$1,301.70	0.61%	$3.53
Hypothetical (5% return before expenses)	$1,000	$1,022.07	0.61%	$3.10
Baillie Gifford EAFE Plus All Cap Fund — Class 3(1)
Actual	$1,000	$1,098.60	0.54%	$2.34
Hypothetical (5% return before expenses)	$1,000	$1,022.42	0.54%	$2.25
Baillie Gifford EAFE Plus All Cap Fund — Class K
Actual	$1,000	$1,301.80	0.61%	$3.53
Hypothetical (5% return before expenses)	$1,000	$1,022.07	0.61%	$3.10

Fund Expenses (unaudited)

Annual Report December 31, 2020

	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios Based on the Period 7/01/20 to 12/31/20	Expenses Paid During Period*
Baillie Gifford EAFE Plus All Cap Fund — Institutional Class
Actual	$1,000	$1,301.70	0.70%	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,021.62	0.70%	$3.56
Baillie Gifford Emerging Markets Equities Fund — Class 2
Actual	$1,000	$1,411.30	0.79%	$4.79
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.79%	$4.01
Baillie Gifford Emerging Markets Equities Fund — Class 3
Actual	$1,000	$1,411.80	0.72%	$4.36
Hypothetical (5% return before expenses)	$1,000	$1,021.52	0.72%	$3.66
Baillie Gifford Emerging Markets Equities Fund — Class 4
Actual	$1,000	$1,412.00	0.69%	$4.18
Hypothetical (5% return before expenses)	$1,000	$1,021.67	0.69%	$3.51
Baillie Gifford Emerging Markets Equities Fund — Class 5
Actual	$1,000	$1,412.40	0.64%	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,021.92	0.64%	$3.25
Baillie Gifford Emerging Markets Equities Fund — Class K
Actual	$1,000	$1,411.00	0.79%	$4.79
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.79%	$4.01
Baillie Gifford Emerging Markets Equities Fund — Institutional Class
Actual	$1,000	$1,410.30	0.88%	$5.33
Hypothetical (5% return before expenses)	$1,000	$1,020.71	0.88%	$4.47
Baillie Gifford Global Alpha Equities Fund — Class 2
Actual	$1,000	$1,312.50	0.64%	$3.72
Hypothetical (5% return before expenses)	$1,000	$1,021.92	0.64%	$3.25
Baillie Gifford Global Alpha Equities Fund — Class 3
Actual	$1,000	$1,312.90	0.57%	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,022.27	0.57%	$2.90

Fund Expenses (unaudited)

Annual Report December 31, 2020

	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios Based on the Period 7/01/20 to 12/31/20	Expenses Paid During Period*
Baillie Gifford Global Alpha Equities Fund — Class 4
Actual	$1,000	$1,313.10	0.54%	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,022.42	0.54%	$2.75
Baillie Gifford Global Alpha Equities Fund — Class K
Actual	$1,000	$1,312.30	0.64%	$3.72
Hypothetical (5% return before expenses)	$1,000	$1,021.92	0.64%	$3.25
Baillie Gifford Global Alpha Equities Fund — Institutional Class
Actual	$1,000	$1,311.90	0.75%	$4.36
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.75%	$3.81
Baillie Gifford Global Stewardship Equities Fund — Class K
Actual	$1,000	$1,398.80	0.65%	$3.92
Hypothetical (5% return before expenses)	$1,000	$1,021.87	0.65%	$3.30
Baillie Gifford Global Stewardship Equities Fund — Institutional Class
Actual	$1,000	$1,398.80	0.65%	$3.92
Hypothetical (5% return before expenses)	$1,000	$1,021.87	0.65%	$3.30
Baillie Gifford International Alpha Fund — Class 2
Actual	$1,000	$1,271.30	0.58%	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,022.22	0.58%	$2.95
Baillie Gifford International Alpha Fund — Class 3
Actual	$1,000	$1,271.70	0.51%	$2.91
Hypothetical (5% return before expenses)	$1,000	$1,022.57	0.51%	$2.59
Baillie Gifford International Alpha Fund — Class 4
Actual	$1,000	$1,271.90	0.48%	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.72	0.48%	$2.44
Baillie Gifford International Alpha Fund — Class 5
Actual	$1,000	$1,272.20	0.43%	$2.46
Hypothetical (5% return before expenses)	$1,000	$1,022.97	0.43%	$2.19

Fund Expenses (unaudited)

Annual Report December 31, 2020

	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios Based on the Period 7/01/20 to 12/31/20	Expenses Paid During Period*
Baillie Gifford International Alpha Fund — Class K
Actual	$1,000	$1,270.60	0.58%	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,022.22	0.58%	$2.95
Baillie Gifford International Alpha Fund — Institutional Class
Actual	$1,000	$1,270.30	0.67%	$3.82
Hypothetical (5% return before expenses)	$1,000	$1,021.77	0.67%	$3.40
Baillie Gifford International Concentrated Growth Equities Fund — Class K
Actual	$1,000	$1,524.30	0.72%	$4.57
Hypothetical (5% return before expenses)	$1,000	$1,021.52	0.72%	$3.66
Baillie Gifford International Concentrated Growth Equities Fund — Institutional Class
Actual	$1,000	$1,523.60	0.82%	$5.20
Hypothetical (5% return before expenses)	$1,000	$1,021.01	0.82%	$4.17
Baillie Gifford International Growth Fund — Class 2
Actual	$1,000	$1,386.40	0.57%	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,022.27	0.57%	$2.90
Baillie Gifford International Growth Fund — Class 3
Actual	$1,000	$1,386.90	0.50%	$3.00
Hypothetical (5% return before expenses)	$1,000	$1,022.62	0.50%	$2.54
Baillie Gifford International Growth Fund — Class 4
Actual	$1,000	$1,387.10	0.47%	$2.82
Hypothetical (5% return before expenses)	$1,000	$1,022.77	0.47%	$2.39
Baillie Gifford International Growth Fund — Class 5
Actual	$1,000	$1,387.40	0.42%	$2.52
Hypothetical (5% return before expenses)	$1,000	$1,023.03	0.42%	$2.14
Baillie Gifford International Growth Fund — Class K
Actual	$1,000	$1,386.10	0.57%	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,022.27	0.57%	$2.90

Fund Expenses (unaudited)

Annual Report December 31, 2020

	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios Based on the Period 7/01/20 to 12/31/20	Expenses Paid During Period*
Baillie Gifford International Growth Fund — Institutional Class
Actual	$1,000	$1,385.60	0.64%	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.92	0.64%	$3.25
Baillie Gifford International Smaller Companies Fund — Class K
Actual	$1,000	$1,402.90	0.90%	$5.44
Hypothetical (5% return before expenses)	$1,000	$1,020.61	0.90%	$4.57
Baillie Gifford International Smaller Companies Fund — Institutional Class
Actual	$1,000	$1,402.90	0.90%	$5.44
Hypothetical (5% return before expenses)	$1,000	$1,020.61	0.90%	$4.57
Baillie Gifford Long Term Global Growth Fund — Class 2
Actual	$1,000	$1,443.60	0.71%	$4.36
Hypothetical (5% return before expenses)	$1,000	$1,021.57	0.71%	$3.61
Baillie Gifford Long Term Global Growth Fund — Class 5(2)
Actual	$1,000	$1,265.20	0.56%	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.32	0.56%	$2.65
Baillie Gifford Long Term Global Growth Fund — Class K
Actual	$1,000	$1,443.90	0.71%	$4.36
Hypothetical (5% return before expenses)	$1,000	$1,021.57	0.71%	$3.61
Baillie Gifford Long Term Global Growth Fund — Institutional Class
Actual	$1,000	$1,442.70	0.79%	$4.85
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.79%	$4.01
Baillie Gifford Positive Change Equities Fund — Class K
Actual	$1,000	$1,466.60	0.65%	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,021.87	0.65%	$3.30
Baillie Gifford Positive Change Equities Fund — Institutional Class
Actual	$1,000	$1,466.30	0.69%	$4.28
Hypothetical (5% return before expenses)	$1,000	$1,021.67	0.69%	$3.51

Fund Expenses (unaudited)

Annual Report December 31, 2020

	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios Based on the Period 7/01/20 to 12/31/20	Expenses Paid During Period*
Baillie Gifford U.S. Equity Growth Fund — Class K
Actual	$1,000	$1,562.90	0.65%	$4.19
Hypothetical (5% return before expenses)	$1,000	$1,021.87	0.65%	$3.30
Baillie Gifford U.S. Equity Growth Fund — Institutional Class
Actual	$1,000	$1,562.00	0.74%	$4.77
Hypothetical (5% return before expenses)	$1,000	$1,021.42	0.74%	$3.76

*  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the six-month period).

(1)  Recommencement of operations on August 3, 2020. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 151/366 (to reflect recommencement of operations).

(2)  Recommencement of operations on July 14, 2020. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 171/366 (to reflect recommencement of operations).

Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2020. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one-year data in the financial highlights.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford China A Shares Fund

	Value	% of Total Net Assets
Beverages	$167,794	8.5%
Chemicals	40,766	2.1
Commercial Services	158,694	8.0
Cosmetics/Personal Care	35,436	1.8
Electrical Components & Equipment	102,268	5.2
Electronics	142,032	7.2
Food	153,291	7.7
Healthcare — Products	88,349	4.5
Healthcare — Services	261,966	13.2
Home Furnishings	97,893	4.9
Insurance	106,449	5.4
Internet	27,435	1.4
Machinery — Diversified	26,427	1.3
Metal Fabricate/Hardware	95,107	4.8
Pharmaceuticals	215,356	10.9
Semiconductors	32,291	1.6
Software	150,971	7.6
Transportation	68,814	3.5
Total Value of Investments	1,971,339	99.6
Other assets less liabilities	6,935	0.4
Net Assets	$1,978,274	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford China A Shares Fund

	Shares	Value
COMMON STOCKS — 99.6%
CHINA — 99.6%
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,100	$96,125
Berry Genomics Co., Ltd., Class A *	5,800	33,741
BGI Genomics Co., Ltd., Class A	2,700	53,025
Centre Testing International Group Co., Ltd., Class A	9,600	40,172
Contemporary Amperex Technology Co., Ltd., Class A	1,900	102,268
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,600	110,539
Glodon Co., Ltd., Class A	8,100	97,648
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	78,420
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	7,400	54,917
Hangzhou Tigermed Consulting Co., Ltd., Class A	4,800	118,522
Hefei Meiya Optoelectronic Technology, Inc., Class A	3,900	26,427
Iflytek Co., Ltd., Class A	3,500	21,897
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	6,300	42,752
Jafron Biomedical Co., Ltd., Class A	3,400	35,324
Jiangsu Hengrui Medicine Co., Ltd., Class A	5,060	86,209
Kweichow Moutai Co., Ltd., Class A	300	91,680
Luzhou Laojiao Co., Ltd., Class A	2,200	76,114
Midea Group Co., Ltd., Class A	6,500	97,893
NanJi E-Commerce Co., Ltd., Class A	13,100	27,435
Ping An Insurance Group Co. of China Ltd., Class A	8,000	106,449
Proya Cosmetics Co., Ltd., Class A	1,300	35,436
SF Holding Co., Ltd., Class A	5,100	68,814
SG Micro Corp., Class A	800	32,291
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	40,766
Shenzhen Inovance Technology Co., Ltd., Class A	6,100	87,115
Topchoice Medical Corp., Class A *	1,700	71,970
WuXi AppTec Co., Ltd., Class A	3,780	77,835
Yonyou Network Technology Co., Ltd., Class A	4,680	31,426
Yunnan Baiyao Group Co., Ltd., Class A	1,900	33,022
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	25,220	95,107
		1,971,339
TOTAL INVESTMENTS — 99.6%
(cost $1,059,629)		$1,971,339
Other assets less liabilities — 0.4%		6,935
NET ASSETS — 100.0%		$1,978,274

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the "Manager") retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford China A Shares Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$—	$1,971,339	$—	$1,971,339
Total	$—	$1,971,339	$—	$1,971,339

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford China A Shares Fund

ASSETS
Investments, at value (cost $1,059,629)	$1,971,339
Cash	59,814
Due from Investment Advisor	12,867
Total Assets	2,044,020
LIABILITIES
Advisory fee payable	2,420
Administration & Supervisory fee payable	748
Trustee fee payable	14
Commitment fee payable	3
Accrued expenses	62,561
Total Liabilities	65,746
NET ASSETS	$1,978,274
COMPOSITION OF NET ASSETS
Paid-in capital	$1,013,851
Total distributable earnings	964,423
$1,978,274
NET ASSET VALUE, PER SHARE
Class K ($989,137 / 50,373 shares outstanding), unlimited authorized, no par value	$19.64
Institutional Class ($989,137 / 50,373 shares outstanding), unlimited authorized, no par value	$19.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford China A Shares Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,115)	$9,905
Interest	18
Total Investment Income	9,923
EXPENSES
Advisory fee (Note B)	7,577
Administration & Supervisory fee — Class K shares (Note B)	1,171
Administration & Supervisory fee — Institutional Class shares (Note B)	1,171
Transfer agency	32,024
Fund accounting	71,956
Professional fees	26,885
Legal	180
Trustees' fees	54
Commitment fees	15
Miscellaneous	3,925
Total Expenses	144,958
Fees waived	(132,973)
Total Expenses after waiver	11,985
Net Investment Loss	(2,062)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	70,207
Foreign currency transactions	119
70,326
Net change in unrealized appreciation on:
Investments	881,406
881,406
Net realized and unrealized gain	951,732
NET INCREASE IN NET ASSETS FROM OPERATIONS	$949,670

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford China A Shares Fund

	For the Year Ended December 31, 2020	For the Period December 19, 2019(a) through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(2,062)	$(264)
Net realized gain (loss)	70,326	(1,436)
Net change in unrealized appreciation	881,406	30,304
Net increase in net assets from operations	949,670	28,604
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(7,058)	—
Institutional Class	(7,057)	—
Total Distributions to Shareholders	(14,115)	—
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	—	500,000
Institutional Class	—	500,000
Dividends reinvested:
Class K	7,058	—
Institutional Class	7,057	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	14,115	1,000,000
Total Increase in Net Assets	949,670	1,028,604
NET ASSETS
Beginning of year	1,028,604	—
End of year	$1,978,274	$1,028,604

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford China A Shares Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Period December 19, 2019(a) through December 31, 2019
Net asset value, beginning of period	$10.29	$10.00
From Investment Operations
Net investment loss(b)	(0.02)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency	9.51	0.29
Net increase in net asset value from investment operations	9.49	0.29
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.14)	—
Total Dividends and Distributions	(0.14)	—
Net asset value, end of period	$19.64	$10.29
Total Return
Total return based on net asset value(d)	92.29%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$989	$514
Ratio of net expenses to average net assets, before waiver	10.52%	90.51	%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87	%*
Ratio of net investment loss to average net assets	(0.15)%	(0.80	)%*
Portfolio turnover rate(e)	20%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford China A Shares Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Period December 19, 2019(a) through December 31, 2019
Net asset value, beginning of period	$10.29	$10.00
From Investment Operations
Net investment loss(b)	(0.02)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency	9.51	0.29
Net increase in net asset value from investment operations	9.49	0.29
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.14)	—
Total Dividends and Distributions	(0.14)	—
Net asset value, end of period	$19.64	$10.29
Total Return
Total return based on net asset value(d)	92.29%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$989	$514
Ratio of net expenses to average net assets, before waiver	10.52%	90.51	%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87	%*
Ratio of net investment loss to average net assets	(0.15)%	(0.80	)%*
Portfolio turnover rate(e)	20%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Developed EAFE All Cap Fund

	Value	% of Total Net Assets
Apparel	$32,244,295	5.5%
Auto Manufacturers	7,250,005	1.2
Auto Parts & Equipment	7,713,893	1.3
Banks	8,770,869	1.5
Beverages	14,194,554	2.4
Building Materials	22,724,112	3.8
Chemicals	6,635,074	1.1
Commercial Services	6,391,168	1.1
Computers	13,249,370	2.3
Cosmetics/Personal Care	22,528,385	3.8
Diversified Financial Services	26,996,767	4.6
Electronics	53,939,841	9.2
Engineering & Construction	5,500,906	0.9
Food	11,814,221	2.0
Hand/Machine Tools	10,741,509	1.8
Healthcare — Products	36,443,109	6.2
Healthcare — Services	5,887,661	1.0
Holding Companies — Diversified	2,791,313	0.5
Home Furnishings	5,768,706	1.0
Insurance	17,167,809	2.9
Internet	75,338,603	12.8
Investment Companies	9,070,333	1.5
Leisure Time	14,770,376	2.5
Machinery — Construction & Mining	10,454,791	1.8
Machinery — Diversified	49,217,499	8.4
Oil & Gas Services	2,848,222	0.5
Retail	46,225,913	8.0
Semiconductors	20,617,234	3.5
Software	24,817,305	4.2
Telecommunications	10,791,276	1.8
Total Value of Investments	582,905,119	99.1
Other assets less liabilities	5,424,976	0.9
Net Assets	$588,330,095	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
COMMON STOCKS — 97.1%
AUSTRALIA — 4.0%
Cochlear Ltd.	71,023	$10,363,349
SEEK Ltd.	403,772	8,852,647
Treasury Wine Estates Ltd.	573,749	4,150,411
		23,366,407
CHINA — 1.1%
Prosus NV *	61,648	6,656,671
FINLAND — 1.7%
Kone Oyj, B Shares	120,120	9,787,395
FRANCE — 6.5%
Kering	11,725	8,509,230
LVMH Moet Hennessy Louis Vuitton SE	15,559	9,739,956
Remy Cointreau SA	53,811	10,044,143
Ubisoft Entertainment SA *	101,634	9,794,325
		38,087,654
GERMANY — 9.1%
adidas AG *	23,046	8,384,249
Bechtle AG	60,793	13,249,370
Nemetschek SE	60,859	4,522,942
Rational AG	6,201	5,768,706
Zalando SE *	194,814	21,669,447
		53,594,714
HONG KONG — 5.8%
AIA Group Ltd.	1,408,800	17,167,809
Jardine Matheson Holdings Ltd.	49,900	2,791,313
Jardine Strategic Holdings Ltd.	143,300	3,565,304
Techtronic Industries Co., Ltd.	751,500	10,741,509
		34,265,935
IRELAND — 1.6%
Kingspan Group PLC *	136,525	9,573,503

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
JAPAN — 24.8%
Denso Corp.	129,600	$7,713,893
Kakaku.com, Inc.	266,000	7,281,312
Kao Corp.	103,300	7,980,567
Keyence Corp.	15,400	8,662,762
Murata Manufacturing Co., Ltd.	110,700	10,021,621
Nidec Corp.	98,300	12,435,733
Olympus Corp.	707,000	15,478,984
Pigeon Corp.	107,100	4,420,310
Shimano, Inc.	63,100	14,770,376
Shiseido Co., Ltd.	146,300	10,127,509
SMC Corp.	24,700	15,085,219
SoftBank Group Corp.	139,000	10,791,276
Sugi Holdings Co., Ltd.	47,700	3,186,311
Suzuki Motor Corp.	156,400	7,250,005
Sysmex Corp.	88,100	10,600,775
		145,806,653
NETHERLANDS — 3.5%
ASML Holding NV	42,582	20,617,235
NEW ZEALAND — 2.8%
Ryman Healthcare Ltd.	536,654	5,887,661
Xero Ltd. *	92,512	10,500,038
		16,387,699
PORTUGAL — 1.4%
Jeronimo Martins SGPS SA	490,723	8,248,917
SINGAPORE — 1.5%
United Overseas Bank Ltd.	514,589	8,770,869
SPAIN — 1.8%
Industria de Diseno Textil SA	331,783	10,530,738
The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
SWEDEN — 10.2%
Atlas Copco AB, A Shares	305,121	$15,682,123
Avanza Bank Holding AB	556,719	15,765,901
Epiroc AB, A Shares	21,605	392,665
Epiroc AB, B Shares	334,569	5,648,097
Investor AB, B Shares	124,621	9,070,333
Nibe Industrier AB, B Shares	401,009	13,150,609
		59,709,728
SWITZERLAND — 1.8%
Compagnie Financiere Richemont SA	119,982	10,839,417
UNITED KINGDOM — 13.8%
ASOS PLC *	133,822	8,721,067
Auto Trader Group PLC	1,443,151	11,746,870
Burberry Group PLC *	229,764	5,610,860
Hargreaves Lansdown PLC	539,373	11,230,866
HomeServe PLC	392,867	5,500,906
Intertek Group PLC	82,744	6,391,168
John Wood Group PLC *	675,200	2,848,222
Johnson Matthey PLC	200,270	6,635,074
Rightmove PLC *	1,301,156	11,560,481
Trainline PLC *	997,624	6,342,862
Weir Group PLC (The) *	162,343	4,414,030
		81,002,406
UNITED STATES — 5.7%
Mettler-Toledo International, Inc. *	17,195	19,596,797
Spotify Technology SA *	45,054	14,176,692
		33,773,489
Total Common Stocks
(cost $353,542,235)		571,019,430

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
PREFERRED STOCKS — 2.0%
GERMANY — 2.0%
Sartorius AG 0.10% (cost $3,828,004)	28,220	$11,885,689
TOTAL INVESTMENTS — 99.1%
(cost $357,370,239)		$582,905,119
Other assets less liabilities — 0.9%		5,424,976
NET ASSETS — 100.0%		$588,330,095

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$81,696,274	$489,323,156	$—	$571,019,430
Preferred Stocks **	—	11,885,689	—	11,885,689
Total	$81,696,274	$501,208,845	$—	$582,905,119

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Developed EAFE All Cap Fund

ASSETS
Investments, at value (cost $357,370,239)	$582,905,119
Cash	5,435,254
Tax reclaims receivable	723,117
Dividends receivable	290,318
Capital shares sold receivable	2,002
Prepaid assets	22,652
Total Assets	589,378,462
LIABILITIES
Advisory fee payable	499,436
Servicing fee payable	119,914
Capital shares purchased payable	119,818
Administration & Supervisory fee payable	105,535
Due to foreign custodian (cost $40,819)	40,482
Trustee fee payable	4,701
Commitment fee payable	860
Accrued expenses	157,621
Total Liabilities	1,048,367
NET ASSETS	$588,330,095
COMPOSITION OF NET ASSETS
Paid-in capital	$365,512,732
Total distributable earnings	222,817,363
$588,330,095
NET ASSET VALUE, PER SHARE
Class 2 ($221,181,297 / 13,294,274 shares outstanding), unlimited authorized, no par value	$16.64
Class 3 ($108,722,252 / 6,470,875 shares outstanding), unlimited authorized, no par value	$16.80
Class K ($246,283,423 / 14,827,745 shares outstanding), unlimited authorized, no par value	$16.61
Institutional Class ($12,143,123 / 731,908 shares outstanding), unlimited authorized, no par value	$16.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford Developed EAFE All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $587,886)	$6,118,948
Interest	6,337
Total Investment Income	6,125,285
EXPENSES
Advisory fee (Note B)	1,894,638
Shareholder Servicing fees — Class 2 shares (Note B)	376,651
Shareholder Servicing fees — Class 3 shares (Note B)	86,775
Administration & Supervisory fee — Class K shares (Note B)	375,562
Administration & Supervisory fee — Institutional Class shares (Note B)	20,522
Transfer agency	75,507
Sub-transfer agency — Institutional Class shares	13,853
Fund accounting	214,860
Registration fees	96,413
Custody	88,932
Legal	71,746
Professional fees	49,621
Trustees' fees	18,885
Commitment fees	4,483
Line of Credit	1,740
Miscellaneous	29,435
Total Expenses	3,419,623
Net Investment Income	2,705,662
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	11,623,576
Foreign currency transactions	120,962
11,744,538
Net change in unrealized appreciation on:
Investments	121,487,473
Translation of net assets and liabilities denominated in foreign currencies	38,817
121,526,290
Net realized and unrealized gain	133,270,828
NET INCREASE IN NET ASSETS FROM OPERATIONS	$135,976,490

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford Developed EAFE All Cap Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,705,662	$4,989,369
Net realized gain (loss)	11,744,538	(2,107,688)
Net change in unrealized appreciation	121,526,290	127,381,767
Net increase in net assets from operations	135,976,490	130,263,448
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(2,184,122)	(2,596,461)
Class 3	(1,158,667)	(1,002,546)
Class K	(2,481,439)	(2,874,994)
Institutional Class	(109,348)	(107,514)
Total Distributions to Shareholders	(5,933,576)	(6,581,515)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	6,000	6,000
Class K	9,101,965	73,243,343
Institutional Class	17,007,484	7,084,206
Dividends reinvested:
Class 2	2,184,122	2,596,461
Class 3	1,158,667	1,002,546
Class K	2,359,735	2,624,780
Institutional Class	109,348	107,514
Cost of shares redeemed:
Class 2	(65,191,959)	(9,000,000)
Class K	(62,538,353)	(29,311,402)
Institutional Class	(17,016,373)	(990,117)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(112,819,364)	47,363,331
Total Increase in Net Assets	17,223,550	171,045,264
NET ASSETS
Beginning of year	571,106,545	400,061,281
End of year	$588,330,095	$571,106,545

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$13.13	$10.04	$12.06	$9.55	$9.70
From Investment Operations
Net investment income(a)	0.07	0.13	0.15	0.14	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	3.61	3.11	(2.08)	2.58	(0.18)
Net increase (decrease) in net asset value from investment operations	3.68	3.24	(1.93)	2.72	(0.01)
Dividends and Distributions to Shareholders
From net investment income	(0.17)	(0.15)	(0.03)	(0.22)	(0.14)
From net realized gain on investments	—	—	(0.06)	—	—
Total Dividends and Distributions	(0.17)	(0.15)	(0.09)	(0.22)	(0.14)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—	0.01	(0.00	)(b)
Net asset value, end of year	$16.64	$13.13	$10.04	$12.06	$9.55
Total Return
Total return based on net asset value(c)	27.95%	32.33%	(16.05)%	28.59%	(0.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$221,181	$229,861	$181,679	$221,316	$172,316
Ratio of net expenses to average net assets	0.64%	0.66%	0.67%	0.66%	0.66%
Ratio of net investment income to average net assets	0.50%	1.08%	1.23%	1.22%	1.73%
Portfolio turnover rate(d)	12%	19%	14%	21%	13%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 3 share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period March 24, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.26	$10.13	$12.17	$10.49
From Investment Operations
Net investment income(b)	0.07	0.14	0.16	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.65	3.15	(2.11)	1.79
Net increase (decrease) in net asset value from investment operations	3.72	3.29	(1.95)	1.91
Dividends and Distributions to Shareholders
From net investment income	(0.18)	(0.16)	(0.03)	(0.23)
From net realized gain on investments	—	—	(0.06)	—
Total Dividends and Distributions	(0.18)	(0.16)	(0.09)	(0.23)
Proceeds from Purchase Fees and Redemption Fees(b)	—	—	—	0.00 (c)
Net asset value, end of period	$16.80	$13.26	$10.13	$12.17
Total Return
Total return based on net asset value(d)	28.04%	32.42%	(15.99)%	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$108,722	$84,911	$64,123	$82,523
Ratio of net expenses to average net assets	0.57%	0.59%	0.60%	0.58%*
Ratio of net investment income to average net assets	0.55%	1.16%	1.31%	1.32%*
Portfolio turnover rate(e)	12%	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.11	$10.03	$12.06	$10.74
From Investment Operations
Net investment income(b)	0.06	0.12	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.61	3.11	(2.04)	1.47
Net increase (decrease) in net asset value from investment operations	3.67	3.23	(1.93)	1.54
Dividends and Distributions to Shareholders
From net investment income	(0.17)	(0.15)	(0.04)	(0.22)
From net realized gain on investments	—	—	(0.06)	—
Total Dividends and Distributions	(0.17)	(0.15)	(0.10)	(0.22)
Net asset value, end of period	$16.61	$13.11	$10.03	$12.06
Total Return
Total return based on net asset value(c)	27.98%	32.24%	(16.05)%	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$246,283	$247,155	$152,397	$6
Ratio of net expenses to average net assets	0.64%	0.66%	0.67%	0.66%*
Ratio of net investment income to average net assets	0.49%	1.04%	0.99%	0.87%*
Portfolio turnover rate(d)	12%	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Developed EAFE All Cap Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.10	$10.02	$12.06	$10.74
From Investment Operations
Net investment income(b)	0.06	0.11	0.06	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.58	3.13	(2.00)	1.47
Net increase (decrease) in net asset value from investment operations	3.64	3.24	(1.94)	1.54
Dividends and Distributions to Shareholders
From net investment income	(0.15)	(0.16)	(0.04)	(0.22)
From net realized gain on investments	—	—	(0.06)	—
Total Dividends and Distributions	(0.15)	(0.16)	(0.10)	(0.22)
Net asset value, end of period	$16.59	$13.10	$10.02	$12.06
Total Return
Total return based on net asset value(c)	27.77%	32.28%	(16.13)%	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$12,143	$9,179	$1,862	$6
Ratio of net expenses to average net assets	0.76%	0.73%	0.77%	0.66%*
Ratio of net investment income to average net assets	0.43%	0.89%	0.59%	0.87%*
Portfolio turnover rate(d)	12%	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford EAFE Plus All Cap Fund

	Value	% of Total Net Assets
Apparel	$33,435,273	4.6%
Auto Manufacturers	7,449,333	1.0
Auto Parts & Equipment	8,362,670	1.1
Banks	9,241,022	1.3
Beverages	24,563,829	3.3
Building Materials	23,894,772	3.3
Chemicals	6,274,646	0.9
Commercial Services	8,978,562	1.2
Computers	16,589,555	2.3
Cosmetics/Personal Care	26,953,718	3.7
Diversified Financial Services	10,710,543	1.5
Electronics	69,728,972	9.5
Engineering & Construction	6,135,951	0.8
Food	14,243,887	1.9
Hand/Machine Tools	10,641,455	1.5
Healthcare — Products	40,744,465	5.5
Holding Companies — Diversified	2,002,585	0.3
Home Furnishings	7,258,095	1.0
Insurance	28,384,372	3.8
Internet	136,209,202	18.5
Investment Companies	10,986,718	1.5
Leisure Time	11,797,575	1.6
Machinery — Construction & Mining	12,381,106	1.7
Machinery — Diversified	56,244,305	7.8
Oil & Gas Services	3,349,415	0.5
Retail	54,858,292	7.5
Semiconductors	39,433,943	5.3
Software	27,851,228	3.8
Telecommunications	11,319,195	1.5
Total Value of Investments	720,024,684	98.2
Other assets less liabilities	12,837,201	1.8
Net Assets	$732,861,885	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
COMMON STOCKS — 95.9%
ARGENTINA — 1.7%
MercadoLibre, Inc. *	7,621	$12,766,852
AUSTRALIA — 3.3%
Cochlear Ltd.	77,138	11,255,622
SEEK Ltd.	423,321	9,281,256
Treasury Wine Estates Ltd.	539,896	3,905,524
		24,442,402
BRAZIL — 0.6%
Raia Drogasil SA	964,500	4,636,426
CHINA — 7.5%
Alibaba Group Holding Ltd. ADR *	49,921	11,618,114
Baidu, Inc. ADR *	22,601	4,887,240
Meituan, Class B *	361,200	13,596,817
Ping An Insurance Group Co. of China Ltd., Class H	563,000	6,851,494
Prosus NV *	43,576	4,705,280
Trip.com Group Ltd. ADR *	114,113	3,849,032
Tsingtao Brewery Co., Ltd., Class H	903,943	9,470,522
		54,978,499
FINLAND — 1.6%
Kone Oyj, B Shares	139,854	11,395,324
FRANCE — 5.0%
Kering	10,181	7,388,697
LVMH Moet Hennessy Louis Vuitton SE	12,491	7,819,384
Remy Cointreau SA	59,938	11,187,783
Ubisoft Entertainment SA *	102,374	9,865,638
		36,261,502
GERMANY — 9.0%
adidas AG *	35,339	12,856,504
Bechtle AG	76,119	16,589,554
Nemetschek SE	72,300	5,373,218
Rational AG	7,802	7,258,095

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
Zalando SE *	212,418	$23,627,566
		65,704,937
HONG KONG — 5.3%
AIA Group Ltd.	1,767,000	21,532,878
Jardine Matheson Holdings Ltd.	35,800	2,002,585
Jardine Strategic Holdings Ltd.	199,100	4,953,608
Techtronic Industries Co., Ltd.	744,500	10,641,456
		39,130,527
INDIA — 0.4%
MakeMyTrip Ltd. *	97,790	2,887,739
IRELAND — 1.4%
Kingspan Group PLC *	145,467	10,200,540
JAPAN — 22.0%
Denso Corp.	140,500	8,362,670
Kakaku.com, Inc.	217,500	5,953,704
Kao Corp.	98,800	7,632,914
Keyence Corp.	18,300	10,294,062
Murata Manufacturing Co., Ltd.	146,000	13,217,314
Nidec Corp.	114,600	14,497,813
Olympus Corp.	674,200	14,760,865
Pigeon Corp.	131,000	5,406,728
Shimano, Inc.	50,400	11,797,575
Shiseido Co., Ltd.	201,000	13,914,076
SMC Corp.	29,400	17,955,685
SoftBank Group Corp.	145,800	11,319,195
Sugi Holdings Co., Ltd.	60,700	4,054,697
Suzuki Motor Corp.	160,700	7,449,333
Sysmex Corp.	122,400	14,727,978
		161,344,609
NETHERLANDS — 2.4%
ASML Holding NV	36,805	17,820,143
NEW ZEALAND — 1.7%
Xero Ltd. *	111,123	12,612,372

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
PORTUGAL — 1.3%
Jeronimo Martins SGPS SA	552,673	$9,290,279
SINGAPORE — 1.3%
United Overseas Bank Ltd.	542,173	9,241,022
SOUTH AFRICA — 1.1%
Naspers Ltd., N Shares	40,961	8,387,776
SPAIN — 1.5%
Industria de Diseno Textil SA	346,731	11,005,185
SWEDEN — 6.6%
Atlas Copco AB, A Shares	183,169	9,414,229
Atlas Copco AB, B Shares	160,067	7,185,005
Epiroc AB, B Shares	416,850	7,037,140
Investor AB, B Shares	150,951	10,986,718
Nibe Industrier AB, B Shares	417,586	13,694,232
		48,317,324
SWITZERLAND — 1.6%
Compagnie Financiere Richemont SA	127,675	11,534,418
TAIWAN — 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	198,219	21,613,800
UNITED KINGDOM — 12.1%
ASOS PLC *	130,054	8,475,510
Auto Trader Group PLC	1,627,338	13,246,104
Burberry Group PLC *	219,929	5,370,688
Hargreaves Lansdown PLC	514,384	10,710,543
HomeServe PLC	438,221	6,135,951
Intertek Group PLC	116,242	8,978,562
John Wood Group PLC *	794,013	3,349,415
Johnson Matthey PLC	189,391	6,274,646
Rightmove PLC *	1,446,718	12,853,767
Trainline PLC *	1,292,222	8,215,907
Weir Group PLC (The) *	196,545	5,343,966
		88,955,059

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
UNITED STATES — 5.5%
Mettler-Toledo International, Inc. *	22,046	$25,125,385
Spotify Technology SA *	49,209	15,484,104
		40,609,489
Total Common Stocks
(cost $445,914,508)		703,136,224
PREFERRED STOCKS — 2.3%
GERMANY — 2.3%
Sartorius AG 0.10% (cost $8,041,249)	40,098	16,888,460
TOTAL INVESTMENTS — 98.2%
(cost $453,955,757)		$720,024,684
Other assets less liabilities — 1.8%		12,837,201
NET ASSETS — 100.0%		$732,861,885

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$137,234,063	$565,902,161	$—	$703,136,224
Preferred Stocks **	—	16,888,460	—	16,888,460
Total	$137,234,063	$582,790,621	$—	$720,024,684

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford EAFE Plus All Cap Fund

ASSETS
Investments, at value (cost $453,955,757)	$720,024,684
Cash	12,683,072
Tax reclaims receivable	404,112
Dividends receivable	365,155
Receivable for investments sold	273,539
Capital shares sold receivable	113,015
Prepaid assets	25,238
Total Assets	733,888,815
LIABILITIES
Advisory fee payable	618,666
Servicing fee payable	175,328
Administration & Supervisory fee payable	101,069
Due to foreign custodian	6,229
Trustee fee payable	5,538
Commitment fee payable	1,014
Accrued expenses	119,086
Total Liabilities	1,026,930
NET ASSETS	$732,861,885
COMPOSITION OF NET ASSETS
Paid-in capital	$467,989,876
Total distributable earnings	264,872,009
$732,861,885
NET ASSET VALUE, PER SHARE
Class 2 ($343,888,379 / 16,256,604 shares outstanding), unlimited authorized, no par value	$21.15
Class 3 ($146,565,390 / 6,934,219 shares outstanding), unlimited authorized, no par value	$21.14
Class K ($202,514,139 / 9,602,360 shares outstanding), unlimited authorized, no par value	$21.09
Institutional Class ($39,893,977 / 1,895,639 shares outstanding), unlimited authorized, no par value	$21.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford EAFE Plus All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $558,813)	$5,313,550
Interest	12,882
Total Investment Income	5,326,432
EXPENSES
Advisory fee (Note B)	1,835,403
Shareholder Servicing fees — Class 2 shares (Note B)	507,085
Shareholder Servicing fees — Class 3 shares (Note B)	53,824
Administration & Supervisory fee — Class K shares (Note B)	245,067
Administration & Supervisory fee — Institutional Class shares (Note B)	47,829
Transfer agency	73,429
Sub-transfer agency — Institutional Class shares	27,031
Fund accounting	178,317
Custody	76,913
Legal	63,770
Registration fees	47,531
Professional fees	32,947
Trustees' fees	18,453
Commitment fees	3,717
Line of Credit	190
Miscellaneous	24,301
Total Expenses	3,235,807
Net Investment Income	2,090,625
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	11,208,362
Foreign currency transactions	491,755
11,700,117
Net change in unrealized appreciation on:
Investments	147,101,137
Translation of net assets and liabilities denominated in foreign currencies	37,887
147,139,024
Net realized and unrealized gain	158,839,141
NET INCREASE IN NET ASSETS FROM OPERATIONS	$160,929,766

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford EAFE Plus All Cap Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,090,625	$6,597,705
Net realized gain	11,700,117	8,530,839
Net change in unrealized appreciation	147,139,024	87,029,751
Net increase in net assets from operations	160,929,766	102,158,295
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(5,732,100)	(11,089,493)
Class 3	(2,604,537)	—
Class K	(3,457,873)	(4,158,396)
Institutional Class	(652,549)	(833,239)
Total Distributions to Shareholders	(12,447,059)	(16,081,128)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	786,000	2,723,300
Class 3	118,434,820	—
Class K	70,360,885	27,900,000
Institutional Class	11,245,159	9,046,949
Dividends reinvested:
Class 2	5,732,100	11,089,493
Class 3	2,604,536	—
Class K	3,452,561	4,146,582
Institutional Class	650,466	828,614
Cost of shares redeemed:
Class 2	(45,075,399)	(528,300)
Class K	(28,250,000)	(1,375,000)
Institutional Class	(3,196,880)	(805,468)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	136,744,248	53,026,170
Total Increase in Net Assets	285,226,955	139,103,337
NET ASSETS
Beginning of year	447,634,930	308,531,593
End of year	$732,861,885	$447,634,930

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$16.71	$13.15	$16.11	$12.46	$12.55
From Investment Operations
Net investment income(a)	0.07	0.27	0.17	0.16	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	4.73	3.91	(2.81)	3.74	(0.13)
Net increase (decrease) in net asset value from investment operations	4.80	4.18	(2.64)	3.90	0.06
Dividends and Distributions to Shareholders
From net investment income	(0.14)	(0.33)	(0.09)	(0.25)	(0.16)
From net realized gain on investments	(0.22)	(0.29)	(0.23)	—	—
Total Dividends and Distributions	(0.36)	(0.62)	(0.32)	(0.25)	(0.16)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—	0.00 (b)	0.01
Net asset value, end of year	$21.15	$16.71	$13.15	$16.11	$12.46
Total Return
Total return based on net asset value(c)	28.77%	31.73%	(16.39)%	31.28%	0.59%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$343,888	$309,335	$232,937	$280,488	$272,338
Ratio of net expenses to average net assets	0.62%	0.65%	0.68%	0.67%	0.65%
Ratio of net investment income to average net assets	0.42%	1.76%	1.06%	1.06%	1.46%
Portfolio turnover rate(d)	20%	11%	26%	12%	23%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 3 share outstanding throughout each period:

	For the Period August 3, 2020(a) through December 31, 2020	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of period	$17.57	$12.58	$12.67
From Investment Operations
Net investment income(b)	0.03	0.16	0.2
Net realized and unrealized gain on investments and foreign currency	3.93	3.79	(0.13)
Net increase in net asset value from investment operations	3.96	3.95	0.07
Dividends and Distributions to Shareholders
From net investment income	(0.17)	(0.27)	(0.17)
From net realized gain on investments	(0.22)	—	—
Return of capital	—	—	—
Total Dividends and Distributions	(0.39)	(0.27)	(0.17)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (c)	0.01
Net asset value, end of period	$21.14	$16.26	$12.58
Total Return
Total return based on net asset value(d)	22.49%	31.37%	0.66%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$146,565	$26,932	$19,890
Ratio of net expenses to average net assets	0.54%*	0.60%	0.58%
Ratio of net investment income to average net assets	0.35%*	1.06%	1.59%
Portfolio turnover rate(e)	20%	12%	23%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 9, 2018 to August 2, 2020. All shares of this class were redeemed at $16.18 on April 9, 2018. New shares were issued at $17.57 on August 3, 2020.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.66	$13.12	$16.10	$14.15
From Investment Operations
Net investment income(b)	0.07	0.26	0.04	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	4.73	3.91	(2.68)	2.13
Net increase (decrease) in net asset value from investment operations	4.80	4.17	(2.64)	2.21
Dividends and Distributions to Shareholders
From net investment income	(0.15)	(0.34)	(0.11)	(0.26)
From net realized gain on investments	(0.22)	(0.29)	(0.23)	—
Total Dividends and Distributions	(0.37)	(0.63)	(0.34)	(0.26)
Net asset value, end of period	$21.09	$16.66	$13.12	$16.10
Total Return
Total return based on net asset value(c)	28.78%	31.72%	(16.36)%	15.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$202,514	$114,922	$64,827	$6
Ratio of net expenses to average net assets	0.62%	0.65%	0.68%	0.68%*
Ratio of net investment income to average net assets	0.40%	1.73%	0.42%	0.73%*
Portfolio turnover rate(d)	20%	11%	26%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford EAFE Plus All Cap Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.63	$13.10	$16.09	$14.15
From Investment Operations
Net investment income(b)	0.05	0.26	0.07	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	4.72	3.88	(2.73)	2.21
Net increase (decrease) in net asset value from investment operations	4.77	4.14	(2.66)	2.22
Dividends and Distributions to Shareholders
From net investment income	(0.13)	(0.32)	(0.10)	(0.28)
From net realized gain on investments	(0.22)	(0.29)	(0.23)	—
Total Dividends and Distributions	(0.35)	(0.61)	(0.33)	(0.28)
Net asset value, end of period	$21.05	$16.63	$13.10	$16.09
Total Return
Total return based on net asset value(c)	28.68%	31.60%	(16.50)%	15.68%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$39,894	$23,378	$10,768	$201
Ratio of net expenses to average net assets	0.72%	0.75%	0.78%	0.68%*
Ratio of net investment income to average net assets	0.30%	1.72%	0.47%	0.14%*
Portfolio turnover rate(d)	20%	11%	26%	12%

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Emerging Markets Equities Fund

	Value	% of Total Net Assets
Airlines	$43,468,983	0.7%
Apparel	46,379,260	0.8
Auto Manufacturers	176,931,341	2.9
Auto Parts & Equipment	32,304,881	0.5
Banks	555,112,526	8.9
Biotechnology	104,931,622	1.7
Building Materials	66,065,253	1.1
Chemicals	151,085,989	2.4
Computers	64,498,360	1.0
Diversified Financial Services	268,862,484	4.3
Electrical Components & Equipment	88,256,017	1.4
Food	37,067,930	0.6
Gas	20,361,131	0.3
Home Furnishings	95,022,740	1.5
Insurance	278,701,929	4.5
Internet	1,598,049,833	25.8
Iron/Steel	134,792,669	2.2
Machinery — Construction & Mining	22,106,277	0.4
Mining	373,921,001	5.9
Oil & Gas	376,368,654	6.1
Pharmaceuticals	33,608,304	0.5
Retail	67,070,917	1.1
Semiconductors	1,134,007,918	18.2
Software	234,992,021	3.9
Telecommunications	113,000,810	1.8
Total Value of Investments	6,116,968,850	98.5
Other assets less liabilities	94,216,432	1.5
Net Assets	$6,211,185,282	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
COMMON STOCKS — 95.7%
ARGENTINA — 2.7%
MercadoLibre, Inc. *	98,930	$165,729,515
BRAZIL — 6.6%
B3 SA — Brasil Bolsa Balcao	7,389,400	88,471,689
Banco Bradesco SA ADR	11,516,704	60,577,863
Petroleo Brasileiro SA ADR	11,304,950	126,954,588
Vale SA ADR	8,042,522	134,792,669
		410,796,809
CANADA — 0.0% (1)
Valeura Energy, Inc. *	4,672,400	2,092,284
CHILE — 1.1%
Lundin Mining Corp.	7,936,729	70,457,253
CHINA — 35.0%
Alibaba Group Holding Ltd. *	13,938,120	405,383,677
BeiGene Ltd. ADR *	119,817	30,959,515
Brilliance China Automotive Holdings Ltd.	33,792,000	30,847,585
China Merchants Bank Co., Ltd., Class H	18,101,000	114,507,737
CNOOC Ltd.	40,016,000	36,711,568
Contemporary Amperex Technology Co., Ltd., Class A	1,639,675	88,256,017
Dada Nexus Ltd. ADR *	1,008,466	36,809,009
Geely Automobile Holdings Ltd.	22,698,000	77,720,315
Haier Smart Home Co., Ltd., Class H *	15,112,480	54,777,611
JD.com, Inc., Class A *	1,494,252	65,810,480
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,972,623	33,608,304
KE Holdings, Inc. ADR *	652,043	40,126,726
Kingdee International Software Group Co., Ltd. *	9,151,000	37,359,496
Kingsoft Cloud Holdings Ltd. ADR *	1,814,707	79,030,490
Li Ning Co., Ltd.	6,059,000	41,692,915
Lufax Holding Ltd. ADR *	3,678,524	52,235,041
Meituan, Class B *	5,818,300	219,020,929
Midea Group Co., Ltd., Class A	2,672,247	40,245,129
Minth Group Ltd.	6,106,000	32,304,881
Ping An Bank Co., Ltd., Class A	18,241,308	53,978,320
Ping An Insurance Group Co. of China Ltd., Class H	15,827,000	192,608,530

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
Shenzhou International Group Holdings Ltd.	2,366,500	$46,379,260
Tencent Holdings Ltd.	3,123,800	224,769,274
Tencent Music Entertainment Group ADR *	2,275,441	43,779,485
Yatsen Holding Ltd. ADR *	1,337,823	22,742,991
Zai Lab Ltd. ADR *	546,565	73,972,107
		2,175,637,392
INDIA — 10.6%
Asian Paints Ltd.	707,921	26,814,856
HDFC Life Insurance Co., Ltd. *	3,822,263	35,482,033
Housing Development Finance Corp., Ltd.	4,311,725	151,065,392
ICICI Lombard General Insurance Co., Ltd. *	1,251,948	26,098,654
ICICI Prudential Life Insurance Co., Ltd. *	3,587,228	24,512,712
Indraprastha Gas Ltd.	2,962,144	20,361,131
Mahindra & Mahindra Ltd.	3,195,699	31,602,929
Maruti Suzuki India Ltd.	350,372	36,760,511
Reliance Industries Ltd.	5,586,668	152,007,278
Tata Consultancy Services Ltd.	1,642,637	64,498,361
Tech Mahindra Ltd.	4,263,318	56,981,368
UltraTech Cement Ltd.	398,087	28,862,445
		655,047,670
INDONESIA — 0.9%
Bank Rakyat Indonesia Persero Tbk PT	182,430,000	54,237,070
KAZAKHSTAN — 0.3%
Kaspi.KZ JSC GDR Reg S *	319,758	21,455,762
MEXICO — 1.7%
Cemex SAB de CV, Participating Certificates ADR *	7,195,901	37,202,808
Grupo Financiero Banorte SAB de CV, Class O *	7,241,393	39,901,442
Wal-Mart de Mexico SAB de CV	9,034,160	25,378,002
		102,482,252
PANAMA — 0.7%
Copa Holdings SA, Class A	562,851	43,468,983
PERU — 0.4%
Credicorp Ltd.	143,401	23,520,632

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
POLAND — 1.9%
Allegro.eu SA *	3,547,562	$80,434,323
KGHM Polska Miedz SA *	785,769	38,707,449
		119,141,772
RUSSIA — 7.2%
Magnit PJSC GDR Reg S	2,109,338	37,067,930
MMC Norilsk Nickel PJSC ADR	5,456,054	170,057,581
Moscow Exchange MICEX-RTS PJSC	13,569,500	29,325,403
Ozon Holdings PLC ADR *	675,409	27,968,687
Sberbank of Russia PJSC ADR	12,510,672	180,882,148
		445,301,749
SOUTH AFRICA — 2.7%
Naspers Ltd., N Shares	821,637	168,250,470
SOUTH KOREA — 11.1%
Doosan Bobcat, Inc. *	807,374	22,106,277
LG Chem Ltd. *	163,425	124,271,133
NAVER Corp. *	166,893	44,989,224
Samsung Electronics Co., Ltd.	3,966,017	296,164,383
Samsung SDI Co., Ltd.	194,981	113,000,810
SK Hynix, Inc.	820,501	89,622,099
		690,153,926
TAIWAN — 10.9%
MediaTek, Inc.	5,378,000	143,416,635
Sea Ltd. ADR *	201,783	40,164,906
Taiwan Semiconductor Manufacturing Co., Ltd.	26,041,310	492,635,771
		676,217,312
THAILAND — 0.4%
Siam Commercial Bank PCL (The) NVDR	9,425,900	27,507,314
ZAMBIA — 1.5%
First Quantum Minerals Ltd.	5,275,361	94,698,719
Total Common Stocks
(cost $3,627,775,868)		5,946,196,884

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
PREFERRED STOCKS — 2.8%
BRAZIL — 1.0%
Petroleo Brasileiro SA ADR 0.00%	5,298,638	$58,602,936
SOUTH KOREA — 1.8%
Samsung Electronics Co., Ltd. 1.43%	1,653,509	112,169,030
Total Preferred Stocks
(cost $95,072,995)		170,771,966
TOTAL INVESTMENTS — 98.5%
(cost $3,722,848,863)		$6,116,968,850
Other assets less liabilities — 1.5%		94,216,432
NET ASSETS — 100.0%		$6,211,185,282

(1)  Amount rounds to less than 0.1%.

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

NVDR  —  Non-Voting Depositary Receipt

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. At December 31, 2020, the net value of these securities was $58,523,692 representing 0.9% of net assets.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$1,429,231,411	$4,516,965,473	$—	$5,946,196,884
Preferred Stocks **	58,602,936	112,169,030	—	170,771,966
Total	$1,487,834,347	$4,629,134,503	$—	$6,116,968,850

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Emerging Markets Equities Fund

ASSETS
Investments, at value (cost $3,722,848,863)	$6,116,968,850
Cash	105,927,641
Foreign cash, at value (cost $3,502,405)	3,538,284
Receivable for investments sold	41,953,942
Capital shares sold receivable	10,331,259
Dividends receivable	9,500,888
Receivable for India capital gains tax refunds (Note A)	1,347,063
Tax reclaims receivable	206,928
Prepaid assets	47,579
Total Assets	6,289,822,434
LIABILITIES
Advisory fee payable	7,167,822
Payable for investment purchased	43,256,854
Deferred India capital gains tax liability (Note A)	23,867,546
Capital shares purchased payable	1,989,641
Administration & Supervisory fee payable	1,321,776
Servicing fee payable	230,280
Trustee fee payable	40,666
Commitment fee payable	7,443
Accrued expenses	755,124
Total Liabilities	78,637,152
NET ASSETS	$6,211,185,282
COMPOSITION OF NET ASSETS
Paid-in capital	$4,051,340,892
Total distributable earnings	2,159,844,390
$6,211,185,282
NET ASSET VALUE, PER SHARE
Class 2 ($144,905,561 / 5,238,352 shares outstanding), unlimited authorized, no par value	$27.66
Class 3 ($168,459,849 / 6,033,960 shares outstanding), unlimited authorized, no par value	$27.92
Class 4 ($276,790,840 / 9,779,002 shares outstanding), unlimited authorized, no par value	$28.30
Class 5 ($1,953,356,335 / 68,076,340 shares outstanding), unlimited authorized, no par value	$28.69
Class K ($2,441,337,543 / 88,573,658 shares outstanding), unlimited authorized, no par value	$27.56
Institutional Class ($1,226,335,154 / 44,510,401 shares outstanding), unlimited authorized, no par value	$27.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford Emerging Markets Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $10,333,287)	$75,130,857
Interest	36,401
Total Investment Income	75,167,258
EXPENSES
Advisory fee (Note B)	22,832,300
Shareholder Servicing fees — Class 2 shares (Note B)	187,657
Shareholder Servicing fees — Class 3 shares (Note B)	134,377
Shareholder Servicing fees — Class 4 shares (Note B)	143,598
Shareholder Servicing fees — Class 5 shares (Note B)	296,859
Administration & Supervisory fee — Class K shares (Note B)	2,693,878
Administration & Supervisory fee — Institutional Class shares (Note B)	1,370,172
Transfer agency	178,350
Sub-transfer agency — Institutional Class shares	771,242
Fund accounting	1,428,575
Custody	1,394,550
Legal	545,616
Trustees' fees	146,873
Registration fees	120,330
Professional fees	50,199
Commitment fees	36,433
Miscellaneous	307,026
Total Expenses	32,638,035
Net Investment Income	42,529,223
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $727,715)	(142,953,304)
Foreign currency transactions	530,203
(142,423,101)
Net change in unrealized appreciation on:
Investments (net of deferred India capital gains tax expense of $12,458,774) (Note A)	1,560,003,152
Translation of net assets and liabilities denominated in foreign currencies	63,873
1,560,067,025
Net realized and unrealized gain	1,417,643,924
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,460,173,147

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford Emerging Markets Equities Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$42,529,223	$103,248,934
Net realized gain (loss)	(142,423,101)	13,920,823
Net change in unrealized appreciation	1,560,067,025	603,118,873
Net increase in net assets from operations	1,460,173,147	720,288,630
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(1,826,111)	(4,430,516)
Class 3	(2,184,364)	(12,961,322)
Class 4	(3,613,950)	—
Class 5	(25,856,284)	(49,677,405)
Class K	(31,409,509)	(50,357,207)
Institutional Class	(14,749,236)	(24,586,085)
Total Distributions to Shareholders	(79,639,454)	(142,012,535)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	10,006,000	7,306,000
Class 3	—	106,960,476 *
Class 4	218,894,438 *	—
Class 5	232,200,000	7,000,000
Class K	851,114,264	797,388,161 *
Institutional Class	497,607,207	498,938,452
Dividends reinvested:
Class 2	1,826,111	4,430,516
Class 3	2,184,364	12,961,322
Class 4	3,613,950	—
Class 5	25,856,285	49,677,405
Class K	24,127,144	40,228,644
Institutional Class	14,702,902	24,574,424
Cost of shares redeemed:
Class 2	(13,000,000)	(109,960,476)*
Class 3	(218,894,438)*	—
Class 5	(112,120,000)	(34,320,000)
Class K	(280,870,445)	(158,716,823)
Institutional Class	(214,228,570)	(213,958,164)*
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,043,019,212	1,032,509,937
Total Increase in Net Assets	2,423,552,905	1,610,786,032
NET ASSETS
Beginning of year	3,787,632,377	2,176,846,345
End of year	$6,211,185,282	$3,787,632,377

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 2 share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of period	$21.71	$17.62		$22.82	$15.20		$14.88
From Investment Operations
Net investment income(a)	0.19	0.63		0.28	0.16		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	6.11	4.30		(3.70)	7.89		0.38
Net increase (decrease) in net asset value from investment operations	6.30	4.93		(3.42)	8.05		0.45
Dividends and Distributions to Shareholders
From net investment income	(0.35)	(0.65)		(0.23)	(0.25)		(0.14)
From net realized gain on investments	—	(0.19)		(1.55)	(0.18)		—
Total Dividends and Distributions	(0.35)	(0.84)		(1.78)	(0.43)		(0.14)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	(0.00	)(b)	0.01
Net asset value, end of period	$27.66	$21.71		$17.62	$22.82		$15.20
Total Return
Total return based on net asset value(c)	29.06%	28.00%		(14.92)%	53.02%		3.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$144,906	$118,856		$191,177	$203,830		$121,739
Ratio of net expenses to average net assets	0.80%	0.83%		0.84%	0.85%		0.87%
Ratio of net investment income to average net assets	0.90%	3.29	%(d)	1.31%	0.82%		0.52%
Portfolio turnover rate(e)	24%	15%		22%	33%		24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 3 share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Period April 01, 2016(a) through December 31, 2016	For the Year Ended December 31, 2014
Net asset value, beginning of period	$21.91	$17.77		$23.00	$15.32	$14.72	$16.74
From Investment Operations
Net investment income(b)	0.20	0.71		0.29	0.17	0.12	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	6.18	4.29		(3.72)	7.96	0.62	(0.15)
Net increase (decrease) in net asset value from investment operations	6.38	5.00		(3.43)	8.13	0.74	0.02
Dividends and Distributions to Shareholders
From net investment income	(0.37)	(0.67)		(0.25)	(0.27)	(0.14)	(0.02)
From net realized gain on investments	—	(0.19)		(1.55)	(0.18)	—	—
Total Dividends and Distributions	(0.37)	(0.86)		(1.80)	(0.45)	(0.14)	(0.02)
Proceeds from Purchase Fees and Redemption Fees(b)	—	—		—	0.00 (c)	0.00 (c)	0.02
Net asset value, end of period	$27.92	$21.91		$17.77	$23.00	$15.32	$16.76
Total Return
Total return based on net asset value(d)	29.15%	28.09%		(14.86)%	53.13%	5.05%	0.26%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$168,460	$344,702		$167,268	$196,468	$128,303	$485,066
Ratio of net expenses to average net assets	0.73%	0.76%		0.77%	0.78%	0.80%*	0.75%
Ratio of net investment income to average net assets	0.95%	3.45	%(e)	1.33%	0.84%	1.09%*	1.00%
Portfolio turnover rate(f)	24%	15%		22%	33%	24%	26%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from December 31, 2014 to March 31, 2016. All shares of this class were redeemed on December 31, 2014 at $16.76. New shares were issued at $14.72 on April 01, 2016.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to one-off taxable stock dividends that were treated as income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Period January 10, 2020(a) through December 31, 2020	For the Period January 1, 2016 through October 10, 2016(a)		For the Period November 2, 2015(b) through December 31, 2015
Net asset value, beginning of period	$22.69	$15.12		$15.40
From Investment Operations
Net investment income(c)	0.22	0.11		0.02
Net realized and unrealized gain on investments and foreign currency	5.76	1.69		(0.28)
Net increase in net asset value from investment operations	5.98	1.80		(0.26)
Dividends and Distributions to Shareholders
From net investment income	(0.37)	—		(0.06)
From net realized gain on investments	—	—		(0.00	)(d)
Total Dividends and Distributions	(0.37)	—		(0.06)
Proceeds from Purchase Fees and Redemption Fees(c)	—	0.01		0.04
Net asset value, end of period	$28.30	$16.93		$15.12
Total Return
Total return based on net asset value(e)	26.45%	12.04%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$276,791	$110,086		$98,273
Ratio of net expenses to average net assets	0.70%	0.73	%*	0.76	%*
Ratio of net investment income to average net assets	1.05%	1.29	%*	0.88	%*
Portfolio turnover rate(f)	24%	24%		46%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from October 10, 2016 to January 09, 2020. All shares of this class were redeemed on October 10, 2016 at $16.93. New shares were issued at $22.69 on January 10, 2020

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$22.50	$18.23		$23.55	$15.67	$15.33
From Investment Operations
Net investment income(a)	0.24	0.72		0.31	0.19	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	6.33	4.42		(3.81)	8.15	0.35
Net increase (decrease) in net asset value from investment operations	6.57	5.14		(3.50)	8.34	0.48
Dividends and Distributions to Shareholders
From net investment income	(0.38)	(0.68)		(0.27)	(0.28)	(0.15)
From net realized gain on investments	—	(0.19)		(1.55)	(0.18)	—
Total Dividends and Distributions	(0.38)	(0.87)		(1.82)	(0.46)	(0.15)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.01
Net asset value, end of year	$28.69	$22.50		$18.23	$23.55	$15.67
Total Return
Total return based on net asset value(c)	29.25%	28.19%		(14.80)%	53.25%	3.24%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,953,356	$1,331,946		$1,063,434	$1,232,137	$1,075,176
Ratio of net expenses to average net assets	0.65%	0.68%		0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	1.08%	3.47	%(d)	1.41%	0.91%	0.83%
Portfolio turnover rate(e)	24%	15%		22%	33%	24%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$21.64	$17.57		$22.79	$18.22
From Investment Operations
Net investment income(b)	0.20	0.71		0.34	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	6.08	4.21		(3.75)	5.00
Net increase (decrease) in net asset value from investment operations	6.28	4.92		(3.41)	5.02
Dividends and Distributions to Shareholders
From net investment income	(0.36)	(0.66)		(0.26)	(0.27)
From net realized gain on investments	—	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.36)	(0.85)		(1.81)	(0.45)
Net asset value, end of period	$27.56	$21.64		$17.57	$22.79
Total Return
Total return based on net asset value(c)	29.04%	28.00%		(14.91)%	27.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,441,338	$1,328,535		$499,172	$73,349
Ratio of net expenses to average net assets	0.80%	0.83%		0.84%	0.85%*
Ratio of net investment income to average net assets	0.95%	3.55	%(d)	1.65%	0.18%*
Portfolio turnover rate(e)	24%	15%		22%	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Emerging Markets Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$21.64	$17.56		$22.80	$18.22
From Investment Operations
Net investment income(b)	0.18	0.79		0.11	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	6.07	4.12		(3.54)	4.86
Net increase (decrease) in net asset value from investment operations	6.25	4.91		(3.43)	5.02
Dividends and Distributions to Shareholders
From net investment income	(0.34)	(0.64)		(0.26)	(0.26)
From net realized gain on investments	—	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.34)	(0.83)		(1.81)	(0.44)
Net asset value, end of period	$27.55	$21.64		$17.56	$22.80
Total Return
Total return based on net asset value(c)	28.91%	27.94%		(14.98)%	27.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,226,335	$663,593		$255,795	$6
Ratio of net expenses to average net assets	0.89%	0.92%		0.95%	0.85%*
Ratio of net investment income to average net assets	0.86%	3.81	%(d)	0.68%	1.13%*
Portfolio turnover rate(e)	24%	15%		22%	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Alpha Equities Fund

	Value	% of Total Net Assets
Advertising	$19,752,660	1.3%
Airlines	32,058,290	2.1
Apparel	15,565,032	1.0
Auto Manufacturers	45,609,685	3.0
Banks	16,770,704	1.1
Beverages	23,922,277	1.6
Biotechnology	55,959,784	3.7
Building Materials	34,695,157	2.3
Chemicals	12,526,956	0.8
Commercial Services	81,317,251	5.4
Cosmetics/Personal Care	17,636,685	1.2
Distribution/Wholesale	13,610,454	0.9
Diversified Financial Services	93,989,672	6.2
Environmental Control	7,019,108	0.5
Food	6,416,759	0.4
Healthcare — Products	103,026,774	6.8
Healthcare — Services	43,882,600	2.9
Home Furnishings	4,765,686	0.3
Insurance	130,242,625	8.6
Internet	377,504,188	25.0
Lodging	3,387,355	0.2
Machinery — Construction & Mining	9,428,519	0.6
Machinery — Diversified	34,325,608	2.3
Media	11,409,346	0.8
Mining	31,277,079	2.1
Miscellaneous Manufacturing	13,823,403	0.9
Oil & Gas	23,187,074	1.5
Real Estate	20,611,015	1.4
Retail	16,214,632	1.1
Semiconductors	64,615,392	4.3
Software	119,214,419	7.9
Telecommunications	32,288,431	2.1
Total Value of Investments	1,516,054,620	100.3
Other assets less liabilities	(4,580,212)	(0.3)
Net Assets	$1,511,474,408	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
COMMON STOCKS — 100.3%
AUSTRALIA — 2.3%
BHP Group PLC	586,291	$15,480,648
Orica Ltd.	318,624	3,726,563
Rio Tinto PLC	209,855	15,796,432
		35,003,643
BRAZIL — 0.6%
B3 SA — Brasil Bolsa Balcao	799,700	9,574,635
CANADA — 2.9%
Fairfax Financial Holdings Ltd.	20,416	6,958,505
Ritchie Bros. Auctioneers, Inc.	82,238	5,719,653
Shopify, Inc., Class A *	27,798	31,465,946
		44,144,104
CHINA — 8.3%
Alibaba Group Holding Ltd. ADR *	126,731	29,494,106
Autohome, Inc. ADR	67,590	6,733,316
Brilliance China Automotive Holdings Ltd.	6,366,000	5,811,308
KE Holdings, Inc. ADR *	48,799	3,003,090
Meituan, Class B *	747,600	28,142,249
Ping An Healthcare and Technology Co., Ltd. *	506,200	6,147,910
Ping An Insurance Group Co. of China Ltd., Class H	1,659,000	20,189,395
Prosus NV *	152,796	16,498,712
Tencent Music Entertainment Group ADR *	450,929	8,675,874
		124,695,960
DENMARK — 0.6%
Genmab A/S *	23,363	9,473,554
FRANCE — 2.3%
Adevinta ASA *	277,389	4,662,924
Pernod Ricard SA	124,565	23,922,277
Ubisoft Entertainment SA *	69,550	6,702,436
		35,287,637
GERMANY — 2.1%
adidas AG *	42,784	15,565,032

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
Deutsche Boerse AG	56,852	$9,680,322
Just Eat Takeaway *	51,588	5,816,700
Just Eat Takeaway *	5,334	600,059
		31,662,113
HONG KONG — 1.8%
AIA Group Ltd.	2,263,800	27,586,944
INDIA — 2.7%
Housing Development Finance Corp., Ltd.	471,092	16,505,157
ICICI Bank Ltd. ADR *	581,746	8,644,745
Reliance Industries Ltd. GDR	272,377	14,850,107
		40,000,009
IRELAND — 3.3%
CRH PLC	428,448	18,103,642
Ryanair Holdings PLC ADR *	291,492	32,058,290
		50,161,932
JAPAN — 9.1%
Advantest Corp.	223,000	16,703,110
CyberAgent, Inc.	184,900	12,755,260
Hoshizaki Corp.	51,900	4,765,686
MS&AD Insurance Group Holdings, Inc.	429,200	13,058,429
Olympus Corp.	1,155,200	25,291,829
SMC Corp.	24,000	14,657,702
SoftBank Group Corp.	415,900	32,288,431
Sysmex Corp.	150,900	18,157,287
		137,677,734
MACAU — 0.2%
Sands China Ltd.	775,600	3,387,355
NETHERLANDS — 0.6%
Adyen NV *	3,839	8,920,077

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
NORWAY — 0.8%
Schibsted ASA, Class A *	239,866	$10,223,046
Schibsted ASA, Class B *	31,958	1,186,300
		11,409,346
RUSSIA — 0.8%
Mail.Ru Group Ltd. GDR Reg S *	152,544	3,997,806
Sberbank of Russia PJSC ADR	562,030	8,125,958
		12,123,764
SOUTH AFRICA — 3.2%
Naspers Ltd., N Shares	234,581	48,036,254
SWEDEN — 1.5%
Atlas Copco AB, B Shares	302,037	13,557,682
Epiroc AB, B Shares	558,505	9,428,518
		22,986,200
SWITZERLAND — 0.7%
Compagnie Financiere Richemont SA	111,429	10,066,722
TAIWAN — 3.9%
Sea Ltd. ADR *	144,619	28,786,412
Taiwan Semiconductor Manufacturing Co., Ltd.	1,605,000	30,362,544
		59,148,956
UNITED KINGDOM — 3.5%
Farfetch Ltd., Class A *	277,694	17,719,654
Hays PLC *	1,947,643	3,820,719
Prudential PLC	1,707,698	31,401,099
		52,941,472
UNITED STATES — 49.1%
ABIOMED, Inc. *	26,909	8,723,898
Albemarle Corp.	84,917	12,526,956
Alnylam Pharmaceuticals, Inc. *	99,863	12,979,194
Alphabet, Inc., Class C *	23,466	41,109,616
Amazon.com, Inc. *	13,674	44,535,261
Anthem, Inc.	88,837	28,524,672
Arthur J Gallagher & Co.	173,038	21,406,531

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
Axon Enterprise, Inc. *	82,403	$10,096,840
Booking Holdings, Inc. *	7,618	16,967,343
Broadridge Financial Solutions, Inc.	89,162	13,659,618
CBRE Group, Inc., Class A *	237,217	14,878,250
Charles Schwab Corp. (The)	167,501	8,884,253
Chegg, Inc. *	111,595	10,080,376
Cloudflare, Inc., Class A *	188,988	14,361,198
Datadog, Inc., Class A *	74,521	7,335,847
DoorDash, Inc., Class A *	11,785	1,682,309
EOG Resources, Inc.	167,174	8,336,967
Estee Lauder Cos., Inc. (The), Class A	66,256	17,636,685
Facebook, Inc., Class A *	62,727	17,134,507
Howard Hughes Corp. (The) *	72,631	5,732,765
Illumina, Inc. *	30,519	11,292,030
Interactive Brokers Group, Inc., Class A	79,044	4,815,361
Jefferies Financial Group, Inc.	278,327	6,846,844
LendingTree, Inc. *	16,829	4,607,612
Lyft, Inc., Class A *	156,302	7,679,117
Markel Corp. *	9,331	9,641,722
Martin Marietta Materials, Inc.	58,427	16,591,515
Mastercard, Inc., Class A	92,664	33,075,488
Microsoft Corp.	145,212	32,298,053
Moderna, Inc. *	98,176	10,256,447
Moody's Corp.	123,611	35,876,857
Netflix, Inc. *	18,607	10,061,363
Novocure Ltd. *	79,302	13,722,418
ResMed, Inc.	68,203	14,497,230
S&P Global, Inc.	15,623	5,135,749
Seagen, Inc. *	68,280	11,958,559
Service Corp. International	239,589	11,763,820
SiteOne Landscape Supply, Inc. *	85,800	13,610,454
Snowflake, Inc., Class A *	10,823	3,045,592
Spotify Technology SA *	27,828	8,756,358
Stericycle, Inc. *	101,242	7,019,108
Teladoc Health, Inc. *	76,805	15,357,928
Teradyne, Inc.	146,382	17,549,738
Tesla, Inc. *	56,398	39,798,377
Thermo Fisher Scientific, Inc.	48,594	22,634,113
Trade Desk, Inc. (The), Class A *	24,660	19,752,660
Twilio, Inc., Class A *	26,669	9,027,457

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
Wayfair, Inc., Class A *	27,311	$6,167,097
Westinghouse Air Brake Technologies Corp.	83,473	6,110,224
Zillow Group, Inc., Class C *	124,991	16,223,832
		741,766,209
Total Common Stocks
(cost $862,648,738)		1,516,054,620
TOTAL INVESTMENTS — 100.3% **
(cost $862,648,738)		$1,516,054,620
Liabilities in excess of assets — (0.3)%		(4,580,212)
NET ASSETS — 100.0%		$1,511,474,408

*  Non-income producing security.

**  The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. At December 31, 2020, the net value of these securities was $3,997,806 representing 0.3% of net assets.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks ***	$921,025,801	$595,028,819	$—	$1,516,054,620
Total	$921,025,801	$595,028,819	$—	$1,516,054,620

***  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Alpha Equities Fund

ASSETS
Investments, at value (cost $862,648,738)	$1,516,054,620
Cash	11,201,568
Tax reclaims receivable	398,057
Dividends receivable	315,766
Receivable for India capital gains tax refunds (Note A)	76,898
Capital shares sold receivable	6,202
Prepaid assets	22,149
Total Assets	1,528,075,260
LIABILITIES
Advisory fee payable	1,389,657
Capital shares purchased payable	14,212,690
Deferred India capital gains tax liability (Note A)	403,692
Servicing fee payable	282,619
Administration & Supervisory fee payable	106,553
Trustee fee payable	10,750
Commitment fee payable	1,967
Due to foreign custodian (cost $12)	12
Accrued expenses	192,912
Total Liabilities	16,600,852
NET ASSETS	$1,511,474,408
COMPOSITION OF NET ASSETS
Paid-in capital	$864,276,014
Total distributable earnings	647,198,394
$1,511,474,408
NET ASSET VALUE, PER SHARE
Class 2 ($250,775,965 / 11,838,110 shares outstanding), unlimited authorized, no par value	$21.18
Class 3 ($282,858,905 / 12,972,542 shares outstanding), unlimited authorized, no par value	$21.80
Class 4 ($682,238,606 / 30,481,724 shares outstanding), unlimited authorized, no par value	$22.38
Class K ($267,923,312 / 12,685,373 shares outstanding), unlimited authorized, no par value	$21.12
Institutional Class ($27,677,620 / 1,308,655 shares outstanding), unlimited authorized, no par value	$21.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford Global Alpha Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $682,202)	$9,898,347
Interest	9,345
Total Investment Income	9,907,692
EXPENSES
Advisory fee (Note B)	4,471,121
Shareholder Servicing fees — Class 2 shares (Note B)	338,006
Shareholder Servicing fees — Class 3 shares (Note B)	510,229
Shareholder Servicing fees — Class 4 shares (Note B)	173,932
Administration & Supervisory fee — Class K shares (Note B)	246,599
Administration & Supervisory fee — Institutional Class shares (Note B)	25,827
Transfer agency	93,029
Sub-transfer agency — Institutional Class shares	13,287
Fund accounting	381,525
Legal	140,950
Custody	108,544
Registration fees	39,856
Trustees' fees	38,102
Professional fees	34,403
Commitment fees	6,458
Miscellaneous	45,055
Total Expenses	6,666,923
Net Investment Income	3,240,769
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $14,735)	76,204,691
Foreign currency transactions	(202,273)
76,002,418
Net change in unrealized appreciation on:
Investments (net of deferred India capital gains tax expense of $69,904) (Note A)	317,930,347
Translation of net assets and liabilities denominated in foreign currencies	29,679
317,960,026
Net realized and unrealized gain	393,962,444
NET INCREASE IN NET ASSETS FROM OPERATIONS	$397,203,213

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford Global Alpha Equities Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,240,769	$22,201,828
Net realized gain	76,002,418	29,442,328
Net change in unrealized appreciation	317,960,026	188,564,183
Net increase in net assets from operations	397,203,213	240,208,339
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(13,975,367)	(9,449,544)
Class 3	(15,207,662)	(30,477,830)
Class 4	(36,754,305)	(7,732,134)
Class K	(15,897,931)	(4,458,584)
Institutional Class	(1,590,334)	(386)
Total Distributions to Shareholders	(83,425,599)	(52,118,478)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	21,406,000	5,506,000
Class 3	—	8,000,000
Class 4	453,824,236 *	—
Class K	162,657,595	34,752,614
Institutional Class	22,514,998	—
Dividends reinvested:
Class 2	13,975,368	9,449,544
Class 3	15,207,661	30,477,830
Class 4	36,754,305	7,732,135
Class K	15,897,930	4,458,584
Institutional Class	1,590,334	386
Cost of shares redeemed:
Class 2	(12,867,763)	(4,000,000)
Class 3	(440,824,236)*	(33,788,000)
Class 4	(25,000,000)	—
Class K	(36,392,473)	(11,265,988)
Institutional Class	(1,613,033)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	227,130,922	51,323,105
Total Increase in Net Assets	540,908,536	239,412,966
NET ASSETS
Beginning of year	970,565,872	731,152,906
End of year	$1,511,474,408	$970,565,872

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$16.46	$13.13		$18.85	$14.52	$13.96
From Investment Operations
Net investment income(a)	0.04	0.39		0.11	0.10	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	5.93	3.89		(1.93)	4.91	0.59
Net increase (decrease) in net asset value from investment operations	5.97	4.28		(1.82)	5.01	0.69
Dividends and Distributions to Shareholders
From net investment income	(0.13)	(0.57)		(0.13)	(0.11)	(0.08)
From net realized gain on investments	(1.12)	(0.38)		(3.77)	(0.57)	(0.05)
Total Dividends and Distributions	(1.25)	(0.95)		(3.90)	(0.68)	(0.13)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$21.18	$16.46		$13.13	$18.85	$14.52
Total Return
Total return based on net asset value(c)	36.31%	32.56%		(9.44)%	34.56%	4.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$250,776	$173,625		$129,690	$154,523	$225,095
Ratio of net expenses to average net assets	0.65%	0.67%		0.68%	0.67%	0.67%
Ratio of net investment income to average net assets	0.25%	2.52	%(d)	0.59%	0.59%	0.69%
Portfolio turnover rate(e)	23%	17%		18%	27%	20%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions , if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$16.90	$13.46		$19.22	$14.79	$14.23
From Investment Operations
Net investment income(a)	0.07	0.41		0.13	0.10	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	6.07	3.99		(1.97)	5.04	0.61
Net increase (decrease) in net asset value from investment operations	6.14	4.40		(1.84)	5.14	0.71
Dividends and Distributions to Shareholders
From net investment income	(0.12)	(0.58)		(0.15)	(0.14)	(0.10)
From net realized gain on investments	(1.12)	(0.38)		(3.77)	(0.57)	(0.05)
Total Dividends and Distributions	(1.24)	(0.96)		(3.92)	(0.71)	(0.15)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$21.80	$16.90		$13.46	$19.22	$14.79
Total Return
Total return based on net asset value(c)	36.40%	32.65%		(9.37)%	34.65%	5.02%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$282,859	$568,608		$449,177	$564,714	$593,513
Ratio of net expenses to average net assets	0.58%	0.60%		0.61%	0.60%	0.60%
Ratio of net investment income to average net assets	0.41%	2.61	%(d)	0.67%	0.60%	0.75%
Portfolio turnover rate(e)	23%	17%		18%	27%	20%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period July 10, 2017(a) through December 31, 2017
Net asset value, beginning of period	$17.34	$13.79		$19.58	$17.99
From Investment Operations
Net investment income(b)	0.03	0.42		0.11	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	6.28	4.10		(1.98)	2.31
Net increase (decrease) in net asset value from investment operations	6.31	4.52		(1.87)	2.32
Dividends and Distributions to Shareholders
From net investment income	(0.15)	(0.59)		(0.15)	(0.16)
From net realized gain on investments	(1.12)	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(1.27)	(0.97)		(3.92)	(0.73)
Net asset value, end of period	$22.38	$17.34		$13.79	$19.58
Total Return
Total return based on net asset value(c)	36.45%	32.69%		(9.35)%	12.87%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$682,239	$147,092		$110,854	$367,908
Ratio of net expenses to average net assets	0.55%	0.57%		0.58%	0.58%*
Ratio of net investment income to average net assets	0.16%	2.62	%(d)	0.57%	0.15%*
Portfolio turnover rate(e)	23%	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.42	$13.11		$18.82	$16.56
From Investment Operations
Net investment income(b)	0.03	0.35		0.11	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	5.93	3.92		(1.92)	2.96
Net increase (decrease) in net asset value from investment operations	5.96	4.27		(1.81)	2.98
Dividends and Distributions to Shareholders
From net investment income	(0.14)	(0.58)		(0.13)	(0.15)
From net realized gain on investments	(1.12)	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(1.26)	(0.96)		(3.90)	(0.72)
Net asset value, end of period	$21.12	$16.42		$13.11	$18.82
Total Return
Total return based on net asset value(c)	36.35%	32.48%		(9.38)%	17.97%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$267,923	$81,234		$41,427	$56,163
Ratio of net expenses to average net assets	0.65%	0.67%		0.68%	0.68%*
Ratio of net investment income to average net assets	0.18%	2.22	%(d)	0.56%	0.17%*
Portfolio turnover rate(e)	23%	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Global Alpha Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.45	$13.12		$18.84	$16.56
From Investment Operations
Net investment income(b)	0.02	0.39		0.12	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	5.93	3.89		(1.94)	2.95
Net increase (decrease) in net asset value from investment operations	5.95	4.28		(1.82)	2.99
Dividends and Distributions to Shareholders
From net investment income	(0.13)	(0.57)		(0.13)	(0.14)
From net realized gain on investments	(1.12)	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(1.25)	(0.95)		(3.90)	(0.71)
Net asset value, end of period	$21.15	$16.45		$13.12	$18.84
Total Return
Total return based on net asset value(c)	36.22%	32.56%		(9.42)%	18.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$27,677	$7		$5	$6
Ratio of net expenses to average net assets	0.74%	0.67%		0.68%	0.67%*
Ratio of net investment income to average net assets	0.09%	2.56	%(d)	0.62%	0.35%*
Portfolio turnover rate(e)	23%	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Stewardship Equities Fund

	Value	% of Total Net Assets
Advertising	$122,553	2.0%
Apparel	81,128	1.3
Auto Manufacturers	375,416	6.0
Auto Parts & Equipment	108,107	1.7
Banks	184,984	2.9
Biotechnology	234,023	3.7
Building Materials	49,191	0.8
Chemicals	108,338	1.7
Commercial Services	419,067	6.7
Distribution/Wholesale	116,478	1.9
Diversified Financial Services	303,129	4.8
Electronics	35,134	0.6
Food	34,428	0.6
Hand/Machine Tools	25,930	0.4
Healthcare — Products	286,683	4.6
Home Furnishings	37,736	0.6
Insurance	264,932	4.2
Internet	1,688,366	27.0
Machinery — Diversified	315,039	5.0
Metal Fabricate/Hardware	42,676	0.7
Pharmaceuticals	118,419	1.9
Real Estate	123,877	2.0
Retail	83,376	1.3
Semiconductors	246,380	3.9
Software	371,421	5.9
Telecommunications	337,924	5.4
Toys/Games/Hobbies	72,065	1.2
Total Value of Investments	6,186,800	98.8
Other assets less liabilities	72,141	1.2
Net Assets	$6,258,941	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
COMMON STOCKS — 98.8%
ARGENTINA — 1.2%
MercadoLibre, Inc. *	43	$72,034
CANADA — 4.8%
Shopify, Inc., Class A *	266	301,099
CHINA — 6.7%
Alibaba Group Holding Ltd. *	2,832	82,368
Baidu, Inc. ADR *	125	27,030
JD.com, Inc., Class A *	2,502	110,194
Meituan, Class B *	2,300	86,580
Tencent Holdings Ltd.	1,600	115,126
		421,298
DENMARK — 0.3%
Novozymes A/S, B Shares	311	17,715
FRANCE — 2.2%
Adevinta ASA *	2,615	43,958
Sartorius Stedim Biotech	267	94,984
		138,942
GERMANY — 2.3%
adidas AG *	223	81,128
Zalando SE *	566	62,957
		144,085
HONG KONG — 2.6%
AIA Group Ltd.	9,400	114,549
Hong Kong Exchanges & Clearing Ltd.	900	49,367
		163,916
IRELAND — 0.6%
COSMO Pharmaceuticals NV *	400	38,413
JAPAN — 12.6%
Bridgestone Corp.	1,300	42,635
CyberAgent, Inc.	400	27,594

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
Denso Corp.	1,100	$65,473
DMG Mori Seiki Co., Ltd.	1,700	25,930
FANUC Corp. ADR	3,312	81,773
FANUC Corp.	200	49,370
Kubota Corp.	4,100	89,575
MISUMI Group, Inc.	1,300	42,676
Nintendo Co., Ltd. ADR	895	72,065
SoftBank Group Corp.	2,800	217,378
Sumitomo Mitsui Trust Holdings, Inc.	2,300	70,966
		785,435
NETHERLANDS — 1.4%
IMCD NV	712	90,623
SOUTH KOREA — 1.9%
Samsung SDI Co., Ltd.	208	120,546
SWEDEN — 2.3%
Atlas Copco AB, B Shares	1,085	48,703
Beijer Ref AB	997	45,618
Nibe Industrier AB, B Shares	1,500	49,191
		143,512
TAIWAN — 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,000	151,340
UNITED KINGDOM — 4.1%
Hargreaves Lansdown PLC	1,800	37,480
Just Group PLC *	36,025	34,695
Ocado Group PLC *	1,101	34,428
Prudential PLC	4,999	91,921
St James's Place PLC	3,811	58,972
		257,496
UNITED STATES — 53.4%
ABIOMED, Inc. *	240	77,808
Alphabet, Inc., Class A *	64	112,169
Amazon.com, Inc. *	73	237,756
Chegg, Inc. *	2,138	193,126
Denali Therapeutics, Inc. *	1,217	101,936

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
Exact Sciences Corp. *	296	$39,217
Fastenal Co.	1,193	58,254
First Republic Bank	776	114,018
Glaukos Corp. *	387	29,126
Illumina, Inc. *	251	92,870
Interactive Brokers Group, Inc., Class A	381	23,211
iRobot Corp. *	470	37,736
LendingTree, Inc. *	246	67,352
Lyft, Inc., Class A *	509	25,007
Markel Corp. *	23	23,766
MarketAxess Holdings, Inc.	396	225,942
Mastercard, Inc., Class A	187	66,748
Netflix, Inc. *	292	157,893
NVIDIA Corp.	182	95,040
Pacira BioSciences, Inc. *	1,337	80,006
Redfin Corp. *	1,805	123,877
Slack Technologies, Inc., Class A *	1,253	52,927
Spotify Technology SA *	312	98,174
STAAR Surgical Co. *	1,070	84,765
Tesla, Inc. *	532	375,416
TJX Cos., Inc. (The)	299	20,419
Trade Desk, Inc. (The), Class A *	153	122,553
Twilio, Inc., Class A *	220	74,470
Upwork, Inc. *	2,522	87,059
Waters Corp. *	142	35,134
Watsco, Inc.	257	58,223
Wayfair, Inc., Class A *	462	104,324
Workday, Inc., Class A *	490	117,409
Yext, Inc. *	1,102	17,323
Zoom Video Communications, Inc., Class A *	324	109,292
		3,340,346
TOTAL INVESTMENTS — 98.8%
(cost $3,234,178)		$6,186,800
Other assets less liabilities — 1.2%		72,141
NET ASSETS — 100.0%		$6,258,941

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Stewardship Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$3,989,332	$2,197,468	$—	$6,186,800
Total	$3,989,332	$2,197,468	$—	$6,186,800

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Global Stewardship Equities Fund

ASSETS
Investments, at value (cost $3,234,178)	$6,186,800
Cash	78,932
Due from Investment Advisor	38,586
Receivable for investments sold	4,349
Dividends receivable	2,133
Tax reclaims receivable	434
Prepaid assets	23,465
Total Assets	6,334,699
LIABILITIES
Advisory fee payable	4,767
Administration & Supervisory fee payable	2,456
Trustee fee payable	45
Commitment fee payable	8
Accrued expenses	68,482
Total Liabilities	75,758
NET ASSETS	$6,258,941
COMPOSITION OF NET ASSETS
Paid-in capital	$3,296,639
Total distributable earnings	2,962,302
$6,258,941
NET ASSET VALUE, PER SHARE
Class K ($3,129,471 / 159,245 shares outstanding), unlimited authorized, no par value	$19.65
Institutional Class ($3,129,470 / 159,244 shares outstanding), unlimited authorized, no par value	$19.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford Global Stewardship Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,025)	$25,165
Total Investment Income	25,165
EXPENSES
Advisory fee (Note B)	14,969
Administration & Supervisory fee — Class K shares (Note B)	3,856
Administration & Supervisory fee — Institutional Class shares (Note B)	3,856
Transfer agency	33,398
Fund accounting	96,563
Registration fees	39,409
Professional fees	35,385
Custody	2,714
Legal	569
Trustees' fees	156
Commitment fees	50
Miscellaneous	5,886
Total Expenses	236,811
Fees waived	(207,326)
Total Expenses after waiver	29,485
Net Investment Loss	(4,320)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	239,569
Foreign currency transactions	476
240,045
Net change in unrealized appreciation on:
Investments	2,456,102
Translation of net assets and liabilities denominated in foreign currencies	78
2,456,180
Net realized and unrealized gain	2,696,225
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,691,905

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford Global Stewardship Equities Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,320)	$7,931
Net realized gain	240,045	61,120
Net change in unrealized appreciation	2,456,180	741,025
Net increase in net assets from operations	2,691,905	810,076
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(111,795)	(21,386)
Institutional Class	(111,795)	(21,386)
Total Distributions to Shareholders	(223,590)	(42,772)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Dividends reinvested:
Class K	111,795	21,386
Institutional Class	111,795	21,386
Increase in Net Assets from Transactions in Shares of Beneficial Interest	223,590	42,772
Total Increase in Net Assets	2,691,905	810,076
NET ASSETS
Beginning of year	3,567,036	2,756,960
End of year	$6,258,941	$3,567,036

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Global Stewardship Equities Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$11.62	$9.09	$10.15	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.01)	0.03	0.03	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	8.77	2.64	(0.99)	0.15
Net increase (decrease) in net asset value from investment operations	8.76	2.67	(0.96)	0.15
Dividends and Distributions to Shareholders
From net investment income	—	(0.03)	(0.02)	—
From net realized gain on investments	(0.73)	(0.11)	(0.08)	—
Total Dividends and Distributions	(0.73)	(0.14)	(0.10)	—
Net asset value, end of period	$19.65	$11.62	$9.09	$10.15
Total Return
Total return based on net asset value(d)	75.39%	29.37%	(9.43)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,129	$1,784	$1,378	$1,523
Ratio of net expenses to average net assets, before waiver	5.22%	6.60%	5.53%	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%	0.65	%*
Ratio of net investment income (loss) to average net assets	(0.10)%	0.24%	0.25%	(0.31	)%*
Portfolio turnover rate(e)	17%	21%	14%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Global Stewardship Equities Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$11.62	$9.09	$10.15	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.01)	0.03	0.03	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	8.77	2.64	(0.99)	0.15
Net increase (decrease) in net asset value from investment operations	8.76	2.67	(0.96)	0.15
Dividends and Distributions to Shareholders
From net investment income	—	(0.03)	(0.02)	—
From net realized gain on investments	(0.73)	(0.11)	(0.08)	—
Total Dividends and Distributions	(0.73)	(0.14)	(0.10)	—
Net asset value, end of period	$19.65	$11.62	$9.09	$10.15
Total Return
Total return based on net asset value(d)	75.39%	29.37%	(9.43)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,129	$1,784	$1,379	$1,523
Ratio of net expenses to average net assets, before waiver	5.22%	6.60%	5.53%	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%	0.80	%*
Ratio of net investment income (loss) to average net assets	(0.10)%	0.24%	0.25%	(0.31	)%*
Portfolio turnover rate(e)	17%	21%	14%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Alpha Fund

	Value	% of Total Net Assets
Airlines	$113,697,332	2.7%
Apparel	33,097,955	0.8
Auto Parts & Equipment	50,027,218	1.2
Banks	106,995,557	2.6
Beverages	39,899,221	1.0
Biotechnology	50,924,061	1.2
Building Materials	99,062,425	2.4
Chemicals	154,626,208	3.7
Commercial Services	243,914,662	5.8
Cosmetics/Personal Care	39,423,215	0.9
Distribution/Wholesale	43,052,352	1.0
Diversified Financial Services	320,663,311	7.7
Electronics	81,724,146	2.0
Food	170,460,942	4.1
Healthcare — Products	32,310,192	0.8
Home Furnishings	114,738,542	2.8
Insurance	295,725,884	7.1
Internet	805,818,989	19.3
Leisure Time	59,947,597	1.4
Machinery — Construction & Mining	51,465,543	1.2
Machinery — Diversified	258,103,895	6.2
Mining	97,400,004	2.3
Pharmaceuticals	38,179,966	0.9
Retail	117,178,239	2.8
Semiconductors	336,628,922	8.1
Software	201,111,633	4.8
Toys/Games/Hobbies	49,108,518	1.2
Transportation	106,658,231	2.6
Total Value of Investments	4,111,944,760	98.6
Other assets less liabilities	58,375,669	1.4
Net Assets	$4,170,320,429	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Alpha Fund

	Shares	Value
COMMON STOCKS — 98.0%
ARGENTINA — 5.3%
MercadoLibre, Inc. *	132,467	$221,911,368
AUSTRALIA — 3.7%
Cochlear Ltd.	221,431	32,310,191
CSL Ltd.	233,070	50,924,061
Rio Tinto PLC	935,375	70,408,555
		153,642,807
BELGIUM — 0.7%
Umicore SA	615,970	29,606,652
CANADA — 1.8%
Constellation Software, Inc.	30,667	39,822,529
Ritchie Bros. Auctioneers, Inc.	525,565	36,553,046
Topicus.com, Inc. *	57,035	215,625
		76,591,200
CHINA — 11.3%
Alibaba Group Holding Ltd. *	3,554,288	103,374,798
KE Holdings, Inc. ADR *	307,286	18,910,380
Meituan, Class B *	1,647,300	62,010,068
Ping An Healthcare and Technology Co., Ltd. *	3,137,100	38,100,766
Ping An Insurance Group Co. of China Ltd., Class H	5,181,500	63,056,871
Prosus NV *	350,181	37,812,087
Tencent Holdings Ltd.	1,388,000	99,871,872
Tencent Music Entertainment Group ADR *	2,507,204	48,238,605
		471,375,447
DENMARK — 3.3%
Chr. Hansen Holding A/S *	294,908	30,470,396
DSV Panalpina A/S	362,663	60,949,794
Novozymes A/S, B Shares	779,597	44,405,799
		135,825,989

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Alpha Fund

	Shares	Value
FINLAND — 1.6%
Kone Oyj, B Shares	826,734	$67,362,404
FRANCE — 3.2%
Danone SA	490,645	32,287,463
Dassault Systemes SE	206,804	41,943,908
Edenred	1,014,862	57,635,282
		131,866,653
GERMANY — 8.6%
Deutsche Boerse AG	488,210	83,128,651
Just Eat Takeaway *	235,378	26,539,569
Just Eat Takeaway *	146,091	16,434,796
Rational AG	58,096	54,045,923
SAP SE	608,784	78,848,966
Scout24 AG	1,201,774	98,201,579
		357,199,484
HONG KONG — 3.5%
AIA Group Ltd.	7,578,800	92,356,184
Hong Kong Exchanges & Clearing Ltd.	999,900	54,846,243
		147,202,427
INDIA — 2.6%
Housing Development Finance Corp., Ltd.	2,435,113	85,316,503
ICICI Lombard General Insurance Co., Ltd. *	1,062,013	22,139,186
		107,455,689
IRELAND — 4.4%
CRH PLC	1,098,192	46,403,004
Kingspan Group PLC *	750,961	52,659,421
Ryanair Holdings PLC ADR *	780,625	85,853,137
		184,915,562
ITALY — 0.9%
FinecoBank Banca Fineco SpA *	2,336,344	38,531,031

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Alpha Fund

	Shares	Value
JAPAN — 13.4%
Denso Corp.	840,500	$50,027,218
FANUC Corp.	205,000	50,604,068
Japan Exchange Group, Inc.	2,108,700	53,881,092
Nidec Corp.	646,000	81,724,146
Nintendo Co., Ltd.	76,500	49,108,518
Shimano, Inc.	256,100	59,947,597
Shiseido Co., Ltd.	569,500	39,423,215
SMC Corp.	116,300	71,028,783
Sony Corp.	602,300	60,692,619
Toyota Tsusho Corp.	1,063,900	43,052,352
		559,489,608
NETHERLANDS — 4.1%
Adyen NV *	11,899	27,647,824
ASML Holding NV	112,562	54,499,956
Heineken Holding NV	423,882	39,899,221
IMCD NV	393,961	50,143,361
		172,190,362
PANAMA — 0.7%
Copa Holdings SA, Class A	360,536	27,844,195
PERU — 0.6%
Credicorp Ltd.	150,072	24,614,810
RUSSIA — 1.2%
Magnit PJSC GDR Reg S	1,387,646	24,385,454
MMC Norilsk Nickel PJSC ADR	865,982	26,991,449
		51,376,903
SINGAPORE — 0.6%
United Overseas Bank Ltd.	1,560,172	26,592,222
SOUTH AFRICA — 1.3%
Discovery Ltd.	5,150,683	53,846,585

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Alpha Fund

	Shares	Value
SOUTH KOREA — 3.9%
NAVER Corp. *	191,281	$51,563,480
Samsung Electronics Co., Ltd.	1,490,251	111,285,269
		162,848,749
SPAIN — 3.1%
Amadeus IT Group SA	799,711	59,032,478
Grifols SA	704,819	20,578,220
Grifols SA ADR	550,878	10,158,190
Industria de Diseno Textil SA	1,178,802	37,414,983
		127,183,871
SWEDEN — 2.9%
Atlas Copco AB, B Shares	1,539,597	69,108,640
Epiroc AB, B Shares	3,048,598	51,465,543
		120,574,183
SWITZERLAND — 4.8%
Compagnie Financiere Richemont SA	461,164	41,662,490
Kuehne + Nagel International AG	201,431	45,708,438
Nestle SA	599,043	70,813,660
Temenos AG	289,103	40,280,604
		198,465,192
TAIWAN — 4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	9,031,000	170,843,696
UNITED KINGDOM — 4.9%
Burberry Group PLC *	1,355,357	33,097,955
Experian PLC	1,659,602	63,046,032
Hargreaves Lansdown PLC	2,088,688	43,490,823
Prudential PLC	3,498,323	64,327,058
		203,961,868
UNITED STATES — 1.5%
Spotify Technology SA *	203,155	63,924,752
Total Common Stocks
(cost $2,446,858,952)		4,087,243,709

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Alpha Fund

	Shares	Value
PREFERRED STOCKS — 0.6%
BRAZIL — 0.4%
Itau Unibanco Holding SA ADR 4.65%	2,833,743	$17,257,495
SPAIN — 0.2%
Grifols SA, B Shares 2.11%	397,170	7,443,556
Total Preferred Stocks
(cost $29,462,745)		24,701,051
TOTAL INVESTMENTS — 98.6%
(cost $2,476,321,697)		$4,111,944,760
Other assets less liabilities — 1.4%		58,375,669
NET ASSETS — 100.0%		$4,170,320,429

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. At December 31, 2020, the net value of these securities was $24,385,454 representing 0.6% of net assets.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$724,435,577	$3,362,808,132	$—	$4,087,243,709
Preferred Stocks **	17,257,495	7,443,556	—	24,701,051
Total	$741,693,072	$3,370,251,688	$—	$4,111,944,760

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Alpha Fund

ASSETS
Investments, at value (cost $2,476,321,697)	$4,111,944,760
Cash	57,799,556
Tax reclaims receivable	3,510,143
Capital shares sold receivable	3,340,744
Dividends receivable	2,093,137
Prepaid assets	50,217
Total Assets	4,178,738,557
LIABILITIES
Advisory fee payable	3,261,811
Deferred India capital gains tax liability (Note A)	2,755,446
Administration & Supervisory fee payable	718,274
Capital shares purchased payable	534,040
Servicing fee payable	524,812
Trustee fee payable	31,013
Commitment fee payable	5,676
Accrued expenses	587,056
Total Liabilities	8,418,128
NET ASSETS	$4,170,320,429
COMPOSITION OF NET ASSETS
Paid-in capital	$2,495,156,386
Total distributable earnings	1,675,164,043
$4,170,320,429
NET ASSET VALUE, PER SHARE
Class 2 ($367,841,161 / 21,926,112 shares outstanding), unlimited authorized, no par value	$16.78
Class 3 ($757,194,482 / 44,476,525 shares outstanding), unlimited authorized, no par value	$17.02
Class 4 ($1,082,123,327 / 62,488,125 shares outstanding), unlimited authorized, no par value	$17.32
Class 5 ($149,744,659 / 8,486,076 shares outstanding), unlimited authorized, no par value	$17.65
Class K ($1,083,711,368 / 64,837,366 shares outstanding), unlimited authorized, no par value	$16.71
Institutional Class ($729,705,432 / 43,528,754 shares outstanding), unlimited authorized, no par value	$16.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford International Alpha Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4,654,158)	$41,929,063
Interest	20,363
Total Investment Income	41,949,426
EXPENSES
Advisory fee (Note B)	10,409,554
Shareholder Servicing fees — Class 2 shares (Note B)	595,886
Shareholder Servicing fees — Class 3 shares (Note B)	855,328
Shareholder Servicing fees — Class 4 shares (Note B)	467,432
Shareholder Servicing fees — Class 5 shares (Note B)	23,486
Administration & Supervisory fee — Class K shares (Note B)	1,258,273
Administration & Supervisory fee — Institutional Class shares (Note B)	627,020
Transfer agency	143,079
Sub-transfer agency — Institutional Class shares	310,442
Fund accounting	993,103
Custody	503,708
Legal	389,957
Professional fees	120,459
Trustees' fees	107,677
Registration fees	65,075
Commitment fees	21,278
Miscellaneous	190,171
Total Expenses	17,081,928
Net Investment Income	24,867,498
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $54,942)	132,819,175
Foreign currency transactions	(53,353)
132,765,822
Net change in unrealized appreciation on:
Investments (net of deferred India capital gains tax expense of $1,386,080) (Note A)	752,865,086
Translation of net assets and liabilities denominated in foreign currencies	62,629
752,927,715
Net realized and unrealized gain	885,693,537
NET INCREASE IN NET ASSETS FROM OPERATIONS	$910,561,035

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford International Alpha Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$24,867,498	$47,079,488
Net realized gain	132,765,822	44,312,454
Net change in unrealized appreciation	752,927,715	513,538,512
Net increase in net assets from operations	910,561,035	604,930,454
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(8,221,408)	(24,482,634)
Class 3	(17,027,749)	(31,689,022)
Class 4	(24,650,239)	(27,316,172)
Class 5	(3,388,104)	(4,893,497)
Class K	(24,860,209)	(27,292,246)
Institutional Class	(16,563,536)	(6,083,997)
Total Distributions to Shareholders	(94,711,245)	(121,757,568)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	72,006,000	107,216,862 *
Class 3	295,090,505 *	202,113,924 *
Class 4	397,280,701	204,511,879 *
Class 5	11,000,000	—
Class K	488,403,549	197,754,517
Institutional Class	572,999,510	100,370,867 *
Dividends reinvested:
Class 2	8,221,408	24,482,634
Class 3	17,027,749	31,689,022
Class 4	24,650,239	27,316,172
Class 5	3,388,104	4,893,497
Class K	21,998,469	24,093,941
Institutional Class	16,542,889	6,083,367
Cost of shares redeemed:
Class 2	(294,390,504)*	(44,700,000)
Class 3	(453,876,207)	(335,095,740)*
Class 4	(84,000,000)	(198,213,924)*
Class K	(180,996,529)	(36,825,366)*
Institutional Class	(120,707,617)	(33,820,482)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	794,638,266	281,871,170
Total Increase in Net Assets	1,610,488,056	765,044,056
NET ASSETS
Beginning of year	2,559,832,373	1,794,788,317
End of year	$4,170,320,429	$2,559,832,373

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Alpha Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$13.57	$10.78		$14.20	$10.90	$10.65
From Investment Operations
Net investment income(a)	0.12	0.27		0.22	0.18	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	3.47	3.20		(2.59)	3.62	0.39
Net increase (decrease) in net asset value from investment operations	3.59	3.47		(2.37)	3.80	0.56
Dividends and Distributions to Shareholders
From net investment income	(0.10)	(0.34)		(0.17)	(0.14)	(0.15)
From net realized gain on investments	(0.28)	(0.34)		(0.88)	(0.36)	(0.16)
Total Dividends and Distributions	(0.38)	(0.68)		(1.05)	(0.50)	(0.31)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$16.78	$13.57		$10.78	$14.20	$10.90
Total Return
Total return based on net asset value(c)	26.45%	32.14%		(16.57)%	34.96%	5.24%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$367,841	$513,803		$335,450	$478,079	$578,606
Ratio of net expenses to average net assets	0.59%	0.61%		0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	0.85%	2.11	%(d)	1.57%	1.41%	1.53%
Portfolio turnover rate(e)	24%	13%		33%	12%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Alpha Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$13.76	$10.92		$14.37	$11.03	$10.79
From Investment Operations
Net investment income(a)	0.13	0.28		0.22	0.18	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	3.52	3.24		(2.60)	3.68	0.40
Net increase (decrease) in net asset value from investment operations	3.65	3.52		(2.38)	3.86	0.57
Dividends and Distributions to Shareholders
From net investment income	(0.11)	(0.34)		(0.19)	(0.16)	(0.17)
From net realized gain on investments	(0.28)	(0.34)		(0.88)	(0.36)	(0.16)
Total Dividends and Distributions	(0.39)	(0.68)		(1.07)	(0.52)	(0.33)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$17.02	$13.76		$10.92	$14.37	$11.03
Total Return
Total return based on net asset value(c)	26.54%	32.23%		(16.51)%	35.05%	5.31%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$757,194	$668,206		$613,224	$1,119,162	$915,782
Ratio of net expenses to average net assets	0.52%	0.54%		0.55%	0.55%	0.54%
Ratio of net investment income to average net assets	0.92%	2.18	%(d)	1.58%	1.35%	1.54%
Portfolio turnover rate(e)	24%	13%		33%	12%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Alpha Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period July 10, 2017(a) through December 31, 2017	For the Period January 1, 2015 through December 10, 2015(a)	For the Year Ended December 31, 2014
Net asset value, beginning of period	$14.00	$11.10		$14.59	$13.43	$11.60	$12.20
From Investment Operations
Net investment income(b)	0.12	0.28		0.23	0.05	0.19	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	3.60	3.31		(2.65)	1.64	(0.33)	(0.57)
Net increase (decrease) in net asset value from investment operations	3.72	3.59		(2.42)	1.69	(0.14)	(0.35)
Dividends and Distributions to Shareholders
From net investment income	(0.12)	(0.35)		(0.19)	(0.17)	(0.01)	(0.21)
From net realized gain on investments	(0.28)	(0.34)		(0.88)	(0.36)	—	(0.05)
Total Dividends and Distributions	(0.40)	(0.69)		(1.07)	(0.53)	(0.01)	(0.26)
Proceeds from Purchase Fees and Redemption Fees(b)	—	—		—	—	0.01	0.01
Net asset value, end of period	$17.32	$14.00		$11.10	$14.59	$11.46	$11.60
Total Return
Total return based on net asset value(c)	26.57%	32.27%		(16.49)%	12.60%	(1.04)%	(2.82)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,082,123	$580,146		$438,616	$232,741	$59	$352,890
Ratio of net expenses to average net assets	0.49%	0.51%		0.52%	0.53%	0.52%	0.51%
Ratio of net investment income to average net assets	0.82%	2.20	%(d)	1.61%	0.77%	1.72%	1.82%
Portfolio turnover rate(e)	24%	13%		33%	12%	15%	11%

(a)  Recommencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Alpha Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$14.26	$11.30		$14.82	$11.36	$11.11
From Investment Operations
Net investment income(a)	0.14	0.30		0.21	0.20	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	3.66	3.35		(2.65)	3.79	0.41
Net increase (decrease) in net asset value from investment operations	3.80	3.65		(2.44)	3.99	0.60
Dividends and Distributions to Shareholders
From net investment income	(0.13)	(0.35)		(0.20)	(0.17)	(0.19)
From net realized gain on investments	(0.28)	(0.34)		(0.88)	(0.36)	(0.16)
Total Dividends and Distributions	(0.41)	(0.69)		(1.08)	(0.53)	(0.35)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$17.65	$14.26		$11.30	$14.82	$11.36
Total Return
Total return based on net asset value(c)	26.64%	32.34%		(16.44)%	35.16%	5.40%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$149,745	$104,935		$79,293	$183,384	$167,297
Ratio of net expenses to average net assets	0.44%	0.46%		0.47%	0.47%	0.46%
Ratio of net investment income to average net assets	0.94%	2.25	%(d)	1.55%	1.45%	1.66%
Portfolio turnover rate(e)	24%	13%		33%	12%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Alpha Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.53	$10.75		$14.17	$12.44
From Investment Operations
Net investment income(b)	0.10	0.26		0.17	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.47	3.20		(2.52)	2.25
Net increase (decrease) in net asset value from investment operations	3.57	3.46		(2.35)	2.26
Dividends and Distributions to Shareholders
From net investment income	(0.11)	(0.34)		(0.19)	(0.17)
From net realized gain on investments	(0.28)	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(0.39)	(0.68)		(1.07)	(0.53)
Net asset value, end of period	$16.71	$13.53		$10.75	$14.17
Total Return
Total return based on net asset value(c)	26.40%	32.16%		(16.54)%	18.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,083,711	$566,554		$290,186	$108,728
Ratio of net expenses to average net assets	0.59%	0.61%		0.62%	0.63%*
Ratio of net investment income to average net assets	0.74%	2.09	%(d)	1.26%	0.12%*
Portfolio turnover rate(e)	24%	13%		33%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Alpha Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.58	$10.79		$14.19	$12.44
From Investment Operations
Net investment income(b)	0.08	0.25		0.22	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	3.49	3.22		(2.59)	2.17
Net increase (decrease) in net asset value from investment operations	3.57	3.47		(2.37)	2.26
Dividends and Distributions to Shareholders
From net investment income	(0.11)	(0.34)		(0.15)	(0.15)
From net realized gain on investments	(0.28)	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(0.39)	(0.68)		(1.03)	(0.51)
Net asset value, end of period	$16.76	$13.58		$10.79	$14.19
Total Return
Total return based on net asset value(c)	26.29%	32.11%		(16.68)%	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$729,705	$126,189		$38,019	$6
Ratio of net expenses to average net assets	0.67%	0.67%		0.72%	0.62%*
Ratio of net investment income to average net assets	0.52%	1.93	%(d)	1.58%	1.01%*
Portfolio turnover rate(e)	24%	13%		33%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Concentrated Growth Equities Fund

	Value	% of Total Net Assets
Apparel	$4,100,233	6.8%
Auto Manufacturers	8,694,007	14.4
Biotechnology	4,184,512	6.9
Commercial Services	2,723,191	4.5
Cosmetics/Personal Care	704,345	1.2
Food	1,776,986	2.9
Insurance	1,466,439	2.4
Internet	30,111,207	49.9
Investment Companies	1,057,381	1.7
Machinery — Diversified	520,470	0.9
Retail	2,995,686	5.0
Semiconductors	6,281,371	10.4
Total Value of Investments	64,615,828	107.0
Other assets less liabilities	(4,246,585)	(7.0)
Net Assets	$60,369,243	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
COMMON STOCKS — 107.0%
ARGENTINA — 11.0%
MercadoLibre, Inc. *	3,977	$6,662,350
CANADA — 0.7%
Shopify, Inc., Class A *	391	442,592
CHINA — 24.8%
Alibaba Group Holding Ltd. ADR *	13,690	3,186,074
Meituan, Class B *	117,700	4,430,635
NIO, Inc. ADR *	32,902	1,603,643
Ping An Insurance Group Co. of China Ltd., Class H	120,500	1,466,439
Tencent Holdings Ltd.	48,700	3,504,150
Trip.com Group Ltd. ADR *	22,247	750,391
		14,941,332
DENMARK — 2.3%
Genmab A/S *	3,449	1,398,549
FRANCE — 8.0%
Hermes International	1,592	1,711,843
Kering	3,291	2,388,390
L'Oreal SA	1,846	704,346
		4,804,579
GERMANY — 10.0%
Delivery Hero SE *	19,614	3,067,414
Zalando SE *	26,932	2,995,686
		6,063,100
ITALY — 3.2%
Ferrari NV	8,235	1,910,039
JAPAN — 7.9%
M3, Inc.	50,600	4,780,047
NETHERLANDS — 13.9%
Adyen NV *	1,172	2,723,191
ASML Holding NV	11,747	5,687,630
		8,410,821

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
SWEDEN — 2.6%
Atlas Copco AB, B Shares	11,595	$520,470
Kinnevik AB, B Shares *	21,048	1,057,381
		1,577,851
UNITED KINGDOM — 3.0%
Ocado Group PLC *	56,827	1,776,986
UNITED STATES — 19.6%
Amazon.com, Inc. *	248	807,719
Illumina, Inc. *	6,719	2,486,030
Moderna, Inc. *	2,871	299,933
NVIDIA Corp.	1,137	593,741
Spotify Technology SA *	7,881	2,479,835
Tesla, Inc. *	7,341	5,180,324
		11,847,582
TOTAL INVESTMENTS — 107.0% **
(cost $32,786,776)		$64,615,828
Other liabilities less assets — (7.0)%		(4,246,585)
NET ASSETS — 100.0%		$60,369,243

*  Non-income producing security.

**  The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks ***	$24,492,633	$40,123,195	$—	$64,615,828
Total	$24,492,633	$40,123,195	$—	$64,615,828

***  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Concentrated Growth Equities Fund

ASSETS
Investments, at value (cost $32,786,776)	$64,615,828
Cash	1,520,338
Receivable for investments sold	38,366,507
Capital shares sold receivable	1,167,824
Due from Investment Advisor	25,632
Tax reclaims receivable	1,503
Prepaid assets	24,788
Total Assets	105,722,420
LIABILITIES
Advisory fee payable	92,803
Capital shares purchased payable	44,845,579
Payable for investment purchased	303,896
Administration & Supervisory fee payable	39,441
Due to foreign custodian (cost $776)	776
Trustee fee payable	717
Commitment fee payable	131
Accrued expenses	69,834
Total Liabilities	45,353,177
NET ASSETS	$60,369,243
COMPOSITION OF NET ASSETS
Paid-in capital	$9,856,810
Total distributable earnings	50,512,433
$60,369,243
NET ASSET VALUE, PER SHARE
Class K ($42,357,253 / 3,441,800 shares outstanding), unlimited authorized, no par value	$12.31
Institutional Class ($18,011,990 / 1,477,385 shares outstanding), unlimited authorized, no par value	$12.19

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford International Concentrated Growth Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $26,499)	$569,981
Interest	886
Total Investment Income	570,867
EXPENSES
Advisory fee (Note B)	508,776
Administration & Supervisory fee — Class K shares (Note B)	198,643
Administration & Supervisory fee — Institutional Class shares (Note B)	17,587
Transfer agency	39,746
Sub-transfer agency — Institutional Class shares	8,312
Fund accounting	95,141
Registration fees	41,988
Professional fees	31,185
Custody	25,427
Legal	21,338
Trustees' fees	4,237
Line of Credit	3,570
Commitment fees	1,484
Miscellaneous	11,090
Total Expenses	1,008,524
Fees waived	(84,415)
Total Expenses after waiver	924,109
Net Investment Loss	(353,242)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	77,893,095
Foreign currency transactions	126,762
78,019,857
Net change in unrealized appreciation (depreciation) on:
Investments	18,773,922
Translation of net assets and liabilities denominated in foreign currencies	(84,733)
18,689,189
Net realized and unrealized gain	96,709,046
NET INCREASE IN NET ASSETS FROM OPERATIONS	$96,355,804

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford International Concentrated Growth Equities Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(353,242)	$182,073
Net realized gain (loss)	78,019,857	(1,827,800)
Net change in unrealized appreciation	18,689,189	27,145,465
Net increase in net assets from operations	96,355,804	25,499,738
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(40,877,596)	(175,602)
Institutional Class	(13,601,434)	(1,520)
Total Distributions to Shareholders	(54,479,030)	(177,122)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	33,989,078	20,684,000
Institutional Class	21,921,486	176,417
Dividends reinvested:
Class K	38,023,629	175,602
Institutional Class	13,601,434	1,431
Cost of shares redeemed:
Class K	(178,597,888)	—
Institutional Class	(13,118,779)	(14,572)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(84,181,040)	21,022,878
Total Increase (Decrease) in Net Assets	(42,304,266)	46,345,494
NET ASSETS
Beginning of year	102,673,509	56,328,015
End of year	$60,369,243	$102,673,509

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.70	$8.75		$10.05	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.04)	0.03		(0.03)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	12.16	3.94		(1.27)	0.05
Net increase (decrease) in net asset value from investment operations	12.12	3.97		(1.30)	0.05
Dividends and Distributions to Shareholders
From net investment income	—	(0.02)		—	—
From net realized gain on investments	(12.51)	—		—	—
Total Dividends and Distributions	(12.51)	(0.02)		—	—
Net asset value, end of period	$12.31	$12.70		$8.75	$10.05
Total Return
Total return based on net asset value(d)	97.24%	45.26%		(12.84)%	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$42,357	$101,797		$55,852	$502
Ratio of net expenses to average net assets, before waiver	0.79%	0.90%		1.07%	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.72%	0.72%		0.72%	0.72	%*
Ratio of net investment income (loss) to average net assets	(0.26)%	0.26	%(e)	(0.26)%	(0.68	)%*
Portfolio turnover rate(f)	59%	4%		32%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to one-off taxable stock dividends that were treated as income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.65	$8.72		$10.05	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.09)	0.03		(0.06)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	12.14	3.92		(1.27)	0.05
Net increase (decrease) in net asset value from investment operations	12.05	3.95		(1.33)	0.05
Dividends and Distributions to Shareholders
From net investment income	—	(0.02)		—	—
From net realized gain on investments	(12.51)	—		—	—
Total Dividends and Distributions	(12.51)	(0.02)		—	—
Net asset value, end of period	$12.19	$12.65		$8.72	$10.05
Total Return
Total return based on net asset value(d)	97.09%	45.32%		(13.23)%	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$18,012	$876		$476	$502
Ratio of net expenses to average net assets, before waiver	0.87%	0.91%		1.16%	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.80%	0.73%		0.81%	0.87	%*
Ratio of net investment income (loss) to average net assets	(0.47)%	0.30	%(e)	(0.53)%	(0.68	)%*
Portfolio turnover rate(f)	59%	4%		32%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to one-off taxable stock dividends that were treated as income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Growth Fund

	Value	% of Total Net Assets
Aerospace/Defense	$35,869,074	0.8%
Apparel	178,182,190	3.9
Auto Manufacturers	336,207,271	7.4
Biotechnology	191,460,809	4.2
Chemicals	153,962,801	3.4
Commercial Services	229,987,835	5.1
Cosmetics/Personal Care	109,011,934	2.4
Diversified Financial Services	129,222,256	2.8
Electronics	146,015,050	3.2
Food	169,652,037	3.7
Healthcare — Products	79,581,546	1.7
Insurance	161,793,395	3.6
Internet	1,519,934,847	33.5
Investment Companies	122,908,600	2.7
Machinery — Diversified	162,261,691	3.6
Media	21,520,645	0.5
Retail	275,973,991	6.1
Semiconductors	339,892,790	7.5
Software	100,968,915	2.2
Telecommunications	57,853,663	1.3
Total Value of Investments	4,522,261,340	99.6
Other assets less liabilities	20,427,909	0.4
Net Assets	$4,542,689,249	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Growth Fund

	Shares	Value
COMMON STOCKS — 98.5%
ARGENTINA — 5.6%
MercadoLibre, Inc. *	151,624	$254,003,557
AUSTRALIA — 1.8%
Afterpay Ltd. *	538,030	48,909,998
WiseTech Global Ltd.	1,343,606	31,931,030
		80,841,028
BELGIUM — 1.6%
Umicore SA	1,491,781	71,702,584
CHINA — 18.8%
Alibaba Group Holding Ltd. *	5,846,108	170,031,307
Meituan, Class B *	5,677,400	213,716,965
NIO, Inc. ADR *	2,000,355	97,497,303
Ping An Insurance Group Co. of China Ltd., Class H	5,422,000	65,983,664
TAL Education Group ADR *	1,221,576	87,354,900
Tencent Holdings Ltd.	3,058,100	220,041,910
		854,626,049
DENMARK — 5.4%
Ambu A/S, B Shares	1,531,360	65,786,305
Chr. Hansen Holding A/S *	288,713	29,830,318
Genmab A/S *	311,486	126,305,677
Novozymes A/S, B Shares	394,648	22,479,127
		244,401,427
FRANCE — 6.4%
Adevinta ASA *	642,991	10,808,714
EssilorLuxottica SA	88,525	13,795,241
Kering	245,520	178,182,190
L'Oreal SA	231,632	88,379,695
		291,165,840

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Growth Fund

	Shares	Value
GERMANY — 9.1%
Aixtron SE *	1,176,041	$20,451,057
BASF SE	378,919	29,950,772
Delivery Hero SE *	651,856	101,943,124
HelloFresh SE *	1,042,680	80,653,564
MorphoSys AG *	167,184	19,547,061
Zalando SE *	1,466,213	163,089,025
		415,634,603
HONG KONG — 3.0%
AIA Group Ltd.	7,862,200	95,809,731
Hong Kong Exchanges & Clearing Ltd.	714,801	39,208,070
		135,017,801
INDIA — 0.4%
Housing Development Finance Corp., Ltd.	564,415	19,774,817
ISRAEL — 1.4%
Wix.com Ltd. *	263,451	65,852,212
ITALY — 4.4%
Ferrari NV	852,737	197,785,121
JAPAN — 13.8%
M3, Inc.	3,490,000	329,690,974
Nidec Corp.	765,900	96,892,451
Pan Pacific International Holdings Corp.	998,800	23,075,988
Pigeon Corp.	499,900	20,632,240
SBI Holdings, Inc.	896,600	21,329,370
SMC Corp.	129,600	79,151,593
SoftBank Group Corp.	745,200	57,853,663
		628,626,279
NETHERLANDS — 12.4%
Adyen NV *	61,386	142,632,935
Argenx SE *	154,771	45,608,071
ASML Holding NV	659,762	319,441,733
EXOR NV	676,357	54,938,541
		562,621,280

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Growth Fund

	Shares	Value
NEW ZEALAND — 0.7%
Xero Ltd. *	279,046	$31,671,498
NORWAY — 0.5%
Schibsted ASA, Class A *	247,363	10,542,567
Schibsted ASA, B Shares *	295,741	10,978,078
		21,520,645
SPAIN — 2.0%
Industria de Diseno Textil SA	2,829,535	89,808,978
SWEDEN — 3.3%
Atlas Copco AB, A Shares	1,617,041	83,110,099
Kinnevik AB, B Shares *	1,352,998	67,970,059
		151,080,158
SWITZERLAND — 0.8%
Temenos AG	268,187	37,366,386
UNITED KINGDOM — 3.7%
Fiat Chrysler Automobiles NV *	2,265,288	40,924,847
Ocado Group PLC *	2,846,120	88,998,473
Rolls-Royce Holdings PLC *	23,700,581	35,869,074
		165,792,394
UNITED STATES — 3.4%
Spotify Technology SA *	488,928	153,846,084
Total Common Stocks
(cost $1,691,372,715)		4,473,138,741
PREFERRED STOCKS — 1.1%
GERMANY — 1.1%
Sartorius AG 0.10% (cost $13,252,501)	116,631	49,122,599
TOTAL INVESTMENTS — 99.6%
(cost $1,704,625,216)		$4,522,261,340
Other assets less liabilities — 0.4%		20,427,909
NET ASSETS — 100.0%		$4,542,689,249

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Growth Fund

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$658,554,056	$3,814,584,685	$—	$4,473,138,741
Preferred Stocks **	—	49,122,599	—	49,122,599
Total	$658,554,056	$3,863,707,284	$—	$4,522,261,340

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Growth Fund

ASSETS
Investments, at value (cost $1,704,625,216)	$4,522,261,340
Cash	78,802,230
Receivable for investments sold	13,693,460
Capital shares sold receivable	3,173,510
Tax reclaims receivable	696,382
Dividends receivable	247,146
Prepaid assets	53,309
Total Assets	4,618,927,377
LIABILITIES
Advisory fee payable	3,400,705
Payable for investment purchased	51,965,027
Capital shares purchased payable	19,106,019
Servicing fee payable	643,435
Deferred India capital gains tax liability (Note A)	348,434
Administration & Supervisory fee payable	139,942
Due to foreign custodian (cost $47,362)	47,289
Trustee fee payable	31,576
Commitment fee payable	5,780
Accrued expenses	549,921
Total Liabilities	76,238,128
NET ASSETS	$4,542,689,249
COMPOSITION OF NET ASSETS
Paid-in capital	$1,655,281,766
Total distributable earnings	2,887,407,483
$4,542,689,249
NET ASSET VALUE, PER SHARE
Class 2 ($599,275,347 / 27,799,301 shares outstanding), unlimited authorized, no par value	$21.56
Class 3 ($693,179,053 / 32,054,227 shares outstanding), unlimited authorized, no par value	$21.63
Class 4 ($969,426,695 / 44,779,278 shares outstanding), unlimited authorized, no par value	$21.65
Class 5 ($1,842,230,722 / 84,891,349 shares outstanding), unlimited authorized, no par value	$21.70
Class K ($130,401,391 / 6,054,437 shares outstanding), unlimited authorized, no par value	$21.54
Institutional Class ($308,176,041 / 14,345,107 shares outstanding), unlimited authorized, no par value	$21.48
The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford International Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,091,352)	$19,174,733
Interest	60,724
Total Investment Income	19,235,457
EXPENSES
Advisory fee (Note B)	11,625,310
Shareholder Servicing fees — Class 2 shares (Note B)	1,084,743
Shareholder Servicing fees — Class 3 shares (Note B)	620,546
Shareholder Servicing fees — Class 4 shares (Note B)	431,751
Shareholder Servicing fees — Class 5 shares (Note B)	293,753
Administration & Supervisory fee — Class K shares (Note B)	36,002
Administration & Supervisory fee — Institutional Class shares (Note B)	215,346
Transfer agency	121,212
Sub-transfer agency — Institutional Class shares	76,416
Fund accounting	1,166,483
Legal	450,016
Custody	432,107
Trustees' fees	118,580
Professional fees	90,212
Registration fees	52,457
Commitment fees	18,520
Miscellaneous	122,992
Total Expenses	16,956,446
Net Investment Income	2,279,011
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments (net of India capital gains tax expense of $4,558)	470,319,612
Foreign currency transactions	99,385
470,418,997
Net change in unrealized appreciation on:
Investments (net of deferred India capital gains tax expense of $18,096) (Note A)	1,383,678,788
Translation of net assets and liabilities denominated in foreign currencies	156,001
1,383,834,789
Net realized and unrealized gain	1,854,253,786
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,856,532,797

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford International Growth Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,279,011	$33,185,824
Net realized gain	470,418,997	25,083,150
Net change in unrealized appreciation	1,383,834,789	767,763,729
Net increase in net assets from operations	1,856,532,797	826,032,703
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(55,541,011)	(9,711,659)
Class 3	(64,060,790)	(6,398,737)
Class 4	(91,315,840)	(3,385,754)
Class 5	(170,297,829)	(16,066,961)
Class K	(8,879,140)	(77)
Institutional Class	(29,144,231)	(285,728)
Total Distributions to Shareholders	(419,238,841)	(35,848,916)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	81,506,000	64,526,000
Class 3	592,448,173 *	9,300,000
Class 4	434,310,417 *	—
Class K	115,840,279	—
Institutional Class	230,631,609	21,930,555
Dividends reinvested:
Class 2	55,541,011	9,691,346
Class 3	64,060,790	6,398,737
Class 4	91,315,840	3,385,754
Class 5	170,297,829	16,066,961
Class K	6,873,455	77
Institutional Class	28,803,483	285,728
Cost of shares redeemed:
Class 2	(695,348,173)*	(63,189,038)
Class 3	(764,520,237)*	(5,000,000)
Class 4	(78,000,000)	—
Class 5	(225,000,000)	—
Class K	(229,035)	—
Institutional Class	(32,662,300)	(2,123,738)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	75,869,141	61,272,382
Total Increase in Net Assets	1,513,163,097	851,456,169
NET ASSETS
Beginning of year	3,029,526,152	2,178,069,983
End of year	$4,542,689,249	$3,029,526,152

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$14.59	$10.74		$14.39	$10.09	$10.52
From Investment Operations
Net investment income(a)	0.00 (b)	0.15		0.11	0.05	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	9.17	3.87		(2.61)	4.60	0.06
Net increase (decrease) in net asset value from investment operations	9.17	4.02		(2.50)	4.65	0.14
Dividends and Distributions to Shareholders
From net investment income	—	(0.15)		(0.10)	(0.06)	(0.07)
From net realized gain on investments	(2.20)	(0.02)		(1.03)	(0.29)	(0.50)
Return of capital	—	—		(0.02)	—	—
Total Dividends and Distributions	(2.20)	(0.17)		(1.15)	(0.35)	(0.57)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$21.56	$14.59		$10.74	$14.39	$10.09
Total Return
Total return based on net asset value(c)	62.95%	37.34%		(17.33)%	46.09%	1.34%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$599,275	$874,230		$632,645	$746,817	$732,160
Ratio of net expenses to average net assets	0.58%	0.60%		0.60%	0.61%	0.61%
Ratio of net investment income to average net assets	0.02%	1.16	%(d)	0.72%	0.42%	0.81%
Portfolio turnover rate(e)	26%	6%		14%	9%	18%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Growth Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$14.62	$10.76		$14.42	$10.11	$10.54
From Investment Operations
Net investment income(a)	0.01	0.16		0.11	0.05	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	9.20	3.88		(2.61)	4.62	0.03
Net increase (decrease) in net asset value from investment operations	9.21	4.04		(2.50)	4.67	0.14
Dividends and Distributions to Shareholders
From net investment income	—	(0.16)		(0.11)	(0.07)	(0.07)
From net realized gain on investments	(2.20)	(0.02)		(1.03)	(0.29)	(0.50)
Return of capital	—	—		(0.02)	—	—
Total Dividends and Distributions	(2.20)	(0.18)		(1.16)	(0.36)	(0.57)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$21.63	$14.62		$10.76	$14.42	$10.11
Total Return
Total return based on net asset value(c)	63.07%	37.44%		(17.27)%	46.20%	1.41%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$693,179	$546,477		$393,050	$601,549	$433,860
Ratio of net expenses to average net assets	0.51%	0.53%		0.53%	0.54%	0.54%
Ratio of net investment income to average net assets	0.03%	1.22	%(d)	0.74%	0.41%	1.04%
Portfolio turnover rate(e)	26%	6%		14%	9%	18%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Growth Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Period October 10, 2016(a) through December 31, 2016
Net asset value, beginning of period	$14.63	$10.77		$14.43	$10.12	$11.49
From Investment Operations
Net investment income(b)	0.01	0.16		0.12	0.06	0.00 (c)
Net realized and unrealized gain (loss) on investments and foreign currency	9.21	3.88		(2.61)	4.62	(0.81)
Net increase (decrease) in net asset value from investment operations	9.22	4.04		(2.49)	4.68	(0.81)
Dividends and Distributions to Shareholders
From net investment income	0.00 (c)	(0.16)		(0.12)	(0.08)	(0.08)
From net realized gain on investments	(2.20)	(0.02)		(1.03)	(0.29)	(0.48)
Return of capital	—	—		(0.02)	—	—
Total Dividends and Distributions	(2.20)	(0.18)		(1.17)	(0.37)	(0.56)
Proceeds from Purchase Fees and Redemption Fees(b)	—	—		—	0.00 (c)	0.00 (c)
Net asset value, end of period	$21.65	$14.63		$10.77	$14.43	$10.12
Total Return
Total return based on net asset value(d)	63.12%	37.48%		(17.24)%	46.24%	(6.97)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$969,427	$283,094		$205,923	$302,474	$201,923
Ratio of net expenses to average net assets	0.48%	0.50%		0.50%	0.51%	0.52%*
Ratio of net investment income to average net assets	0.06%	1.26	%(e)	0.83%	0.45%	0.05%*
Portfolio turnover rate(f)	26%	6%		14%	9%	18%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 11, 2016 to October 9, 2016. All shares of this class were redeemed on April 11, 2016 at $10.16. New shares were issued at $11.49 on October 10, 2016.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to one-off taxable stock dividends that were treated as income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Growth Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$14.66	$10.79		$14.46	$10.14	$10.56
From Investment Operations
Net investment income(a)	0.02	0.17		0.12	0.07	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	9.23	3.89		(2.61)	4.62	0.06
Net increase (decrease) in net asset value from investment operations	9.25	4.06		(2.49)	4.69	0.16
Dividends and Distributions to Shareholders
From net investment income	(0.01)	(0.17)		(0.13)	(0.08)	(0.08)
From net realized gain on investments	(2.20)	(0.02)		(1.03)	(0.29)	(0.50)
Return of capital	—	—		(0.02)	—	—
Total Dividends and Distributions	(2.21)	(0.19)		(1.18)	(0.37)	(0.58)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$21.70	$14.66		$10.79	$14.46	$10.14
Total Return
Total return based on net asset value(c)	63.20%	37.55%		(17.20)%	46.31%	1.49%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,842,231	$1,298,918		$944,366	$1,139,553	$778,857
Ratio of net expenses to average net assets	0.43%	0.45%		0.45%	0.46%	0.46%
Ratio of net investment income to average net assets	0.13%	1.31	%(d)	0.84%	0.51%	0.98%
Portfolio turnover rate(e)	26%	6%		14%	9%	18%

(a)  Calculated based upon average shares outstanding during the year.

(d)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.58		$10.73		$14.38	$12.02
From Investment Operations
Net investment income (loss)(b)	(0.05	)(c)	0.15		0.10	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	9.21		3.87		(2.60)	2.71
Net increase (decrease) in net asset value from investment operations	9.16		4.02		(2.50)	2.72
Dividends and Distributions to Shareholders
From net investment income	0.00	(d)	(0.15)		(0.10)	(0.07)
From net realized gain on investments	(2.20)		(0.02)		(1.03)	(0.29)
Return of capital	—		—		(0.02)	—
Total Dividends and Distributions	(2.20)		(0.17)		(1.15)	(0.36)
Net asset value, end of period	$21.54		$14.58		$10.73	$14.38
Total Return
Total return based on net asset value(e)	62.95%		37.40%		(17.32)%	22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$130,401		$7		$5	$6
Ratio of net expenses to average net assets	0.58%		0.60%		0.60%	0.60%*
Ratio of net investment income (loss) to average net assets	(0.26)%		1.17	%(f)	0.72%	0.14%*
Portfolio turnover rate(g)	26%		6%		14%	9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share may not correlate to the aggregate investment income presented in the Statement of Operations due to the allocation of expenses across the share classes.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Large increase due to one-off taxable stock dividends that were treated as income.

(g)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.55		$10.72		$14.38		$12.02
From Investment Operations
Net investment income (loss)(b)	(0.03	)(c)	0.15		(0.01)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	9.16		3.85		(2.49	)(d)	2.71
Net increase (decrease) in net asset value from investment operations	9.13		4.00		(2.50)		2.72
Dividends and Distributions to Shareholders
From net investment income	—		(0.15)		(0.11)		(0.07)
From net realized gain on investments	(2.20)		(0.02)		(1.03)		(0.29)
Return of capital	—		—		(0.02)		—
Total Dividends and Distributions	(2.20)		(0.17)		(1.16)		(0.36)
Net asset value, end of period	$21.48		$14.55		$10.72		$14.38
Total Return
Total return based on net asset value(e)	62.84%		37.25%		(17.34)%		22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$308,176		$26,800		$2,081		$6
Ratio of net expenses to average net assets	0.64%		0.65%		0.69%		0.60%*
Ratio of net investment income (loss) to average net assets	(0.16)%		1.09	%(f)	(0.23)%		0.14%*
Portfolio turnover rate(g)	26%		6%		14%		9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share may not correlate to the aggregate investment income presented in the Statement of Operations due to the allocation of expenses across the share classes.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Large increase due to one-off taxable stock dividends that were treated as income.

(g)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Smaller Companies Fund

	Value	% of Total Net Assets
Auto Parts & Equipment	$8,087	0.4%
Banks	7,692	0.4
Biotechnology	28,881	1.6
Building Materials	54,705	2.9
Chemicals	13,261	0.7
Commercial Services	173,224	9.3
Computers	54,556	2.9
Distribution/Wholesale	73,998	4.0
Diversified Financial Services	154,027	8.2
Electrical Components & Equipment	7,429	0.4
Electronics	79,971	4.3
Food	9,787	0.5
Hand/Machine Tools	13,728	0.7
Healthcare — Products	30,291	1.6
Insurance	12,540	0.7
Internet	310,928	16.6
Investment Companies	17,853	1.0
Leisure Time	52,695	2.8
Machinery — Diversified	38,659	2.1
Media	12,737	0.7
Miscellaneous Manufacturing	64,281	3.4
Office/Business Equipment	10,806	0.6
Pharmaceuticals	51,221	2.7
Private Equity	15,632	0.8
Retail	61,314	3.3
Semiconductors	195,690	10.5
Software	225,332	12.0
Telecommunications	28,446	1.5
Toys/Games/Hobbies	36,749	2.0
Total Value of Investments	1,844,520	98.6
Other assets less liabilities	27,107	1.4
Net Assets	$1,871,627	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Smaller Companies Fund

	Shares	Value
COMMON STOCKS — 98.6%
AUSTRALIA — 1.1%
Mesoblast Ltd. *	1,699	$2,933
Netwealth Group Ltd.	1,510	18,629
		21,562
BELGIUM — 1.0%
Biocartis Group NV *	862	4,910
Melexis NV	147	14,328
		19,238
CANADA — 2.3%
Kinaxis, Inc. *	300	42,503
CHINA — 3.4%
Airtac International Group	2,000	64,281
DENMARK — 1.6%
ALK-Abello A/S *	72	29,657
FRANCE — 1.2%
Cellectis SA *	506	14,469
ESI Group *	135	7,553
		22,022
GERMANY — 6.2%
Aumann AG *	165	2,305
Hypoport SE *	107	67,996
New Work SE	80	27,365
zooplus AG *	84	17,590
		115,256
HONG KONG — 0.7%
Hypebeast Ltd. *	47,500	4,793
Johnson Electric Holdings Ltd.	3,000	7,429
		12,222
IRELAND — 1.2%
Keywords Studios PLC *	586	22,883

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Smaller Companies Fund

	Shares	Value
ISRAEL — 1.6%
Maytronics Ltd.	2,033	$30,610
ITALY — 5.7%
Brunello Cucinelli SpA *	991	43,273
Reply SpA	353	41,328
Technogym SpA *	1,951	22,086
		106,687
JAPAN — 32.9%
Anicom Holdings, Inc.	1,200	12,540
Bengo4.com, Inc. *	600	59,366
COLOPL, Inc.	1,900	18,813
Daikyonishikawa Corp.	1,000	8,087
Demae-Can Co., Ltd. *	1,400	42,716
DMG Mori Seiki Co., Ltd.	900	13,728
eGuarantee, Inc.	1,000	21,797
GA Technologies Co. Ltd. *	600	18,213
Healios K.K. *	700	13,372
Ichiyoshi Securities Co., Ltd.	1,700	7,692
Infomart Corp.	3,300	31,516
Inter Action Corp.	400	7,497
Iriso Electronics Co., Ltd.	300	12,985
Istyle, Inc. *	2,600	10,300
JMDC, Inc. *	400	22,711
Katitas Co., Ltd.	1,000	32,267
KH Neochem Co., Ltd.	500	13,261
Kitanotatsujin Corp.	3,600	16,183
Link and Motivation, Inc.	2,300	13,071
Locondo, Inc. *	700	14,954
Megachips Corp.	1,200	32,766
Optex Group Co., Ltd.	700	12,817
Outsourcing, Inc.	3,000	40,331
Raksul, Inc. *	1,200	51,826
Sansan, Inc. *	100	6,598
Sato Holdings Corp.	500	10,806
Tsugami Corp.	2,400	36,354
Uzabase, Inc. *	400	13,895
WealthNavi, Inc. *	800	19,602
		616,064

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Smaller Companies Fund

	Shares	Value
SOUTH KOREA — 6.4%
Cafe24 Corp. *	217	$12,709
Douzone Bizon Co., Ltd. *	622	59,594
Genexine, Inc. *	100	11,479
Koh Young Technology, Inc. *	374	36,186
		119,968
SWEDEN — 11.7%
AddTech AB, B Shares	3,092	41,091
Avanza Bank Holding AB	2,893	81,928
Bactiguard Holding AB *	403	7,004
Cellavision AB *	182	6,791
HMS Networks AB *	902	28,446
Paradox Interactive AB	343	10,657
Storytel AB *	386	12,736
VNV Global AB *	1,254	17,853
Xvivo Perfusion AB *	305	11,586
		218,092
SWITZERLAND — 3.3%
Bossard Holding AG	163	32,906
Sensirion Holding AG *	326	21,261
u-blox Holding AG *	102	6,785
		60,952
TAIWAN — 6.0%
ASPEED Technology, Inc.	1,000	61,164
Chroma ATE, Inc.	3,000	17,984
Global Unichip Corp.	2,000	24,207
TCI Co., Ltd.	1,148	8,192
		111,547
UNITED KINGDOM — 12.3%
Alpha FX Group PLC *	679	12,071
Dialog Semiconductor PLC *	508	27,683
dotdigital group PLC	2,785	6,106
Draper Esprit PLC *	1,732	15,632
FDM Group Holdings PLC	2,049	31,673
First Derivatives PLC *	720	31,507
Games Workshop Group PLC	240	36,749

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Smaller Companies Fund

	Shares	Value
Hotel Chocolat Group PLC *	1,694	$9,787
Naked Wines PLC *	1,972	18,041
Team17 Group PLC *	1,781	19,289
Victoria PLC *	2,505	22,438
		230,976
TOTAL INVESTMENTS — 98.6%
(cost $1,084,946)		$1,844,520
Other assets less liabilities — 1.4%		27,107
NET ASSETS — 100.0%		$1,871,627

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$321,512	$1,523,008	$—	$1,844,520
Total	$321,512	$1,523,008	$—	$1,844,520

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International Smaller Companies Fund

ASSETS
Investments, at value (cost $1,084,946)	$1,844,520
Cash	36,400
Due from Investment Advisor	42,326
Dividends receivable	1,275
Tax reclaims receivable	70
Prepaid assets	25,956
Total Assets	1,950,547
LIABILITIES
Advisory fee payable	2,510
Administration & Supervisory fee payable	736
Trustee fee payable	14
Commitment fee payable	2
Accrued expenses	75,658
Total Liabilities	78,920
NET ASSETS	$1,871,627
COMPOSITION OF NET ASSETS
Paid-in capital	$1,109,570
Total distributable earnings	762,057
$1,871,627
NET ASSET VALUE, PER SHARE
Class K ($935,814 / 53,508 shares outstanding), unlimited authorized, no par value	$17.49
Institutional Class ($935,813 / 53,509 shares outstanding), unlimited authorized, no par value	$17.49

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford International Smaller Companies Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,311)	$9,244
Total Investment Income	9,244
EXPENSES
Advisory fee (Note B)	8,040
Administration & Supervisory fee — Class K shares (Note B)	1,178
Administration & Supervisory fee — Institutional Class shares (Note B)	1,178
Transfer agency	33,232
Fund accounting	108,153
Registration fees	41,558
Professional fees	33,865
Custody	5,357
Legal	121
Commitment fees	16
Trustees' fees	11
Miscellaneous	5,764
Total Expenses	238,473
Fees waived	(225,996)
Total Expenses after waiver	12,477
Net Investment Loss	(3,233)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	99,190
Foreign currency transactions	(86)
99,104
Net change in unrealized appreciation (depreciation) on:
Investments	516,347
Translation of net assets and liabilities denominated in foreign currencies	(55)
516,292
Net realized and unrealized gain	615,396
NET INCREASE IN NET ASSETS FROM OPERATIONS	$612,163

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford International Smaller Companies Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,233)	$1,453
Net realized gain	99,104	20,675
Net change in unrealized appreciation	516,292	242,653
Net increase in net assets from operations	612,163	264,781
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(40,101)	(14,729)
Institutional Class	(40,101)	(14,729)
Total Distributions to Shareholders	(80,202)	(29,458)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Dividends reinvested:
Class K	40,101	14,729
Institutional Class	40,101	14,729
Increase in Net Assets from Transactions in Shares of Beneficial Interest	80,202	29,458
Total Increase in Net Assets	612,163	264,781
NET ASSETS
Beginning of year	1,259,464	994,683
End of year	$1,871,627	$1,259,464

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Smaller Companies Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period December 19, 2018(a) through December 31, 2018
Net asset value, beginning of period	$12.30	$9.95	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.03)	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	6.00	2.64	(0.06)
Net increase (decrease) in net asset value from investment operations	5.97	2.65	(0.05)
Dividends and Distributions to Shareholders
From net investment income	—	(0.11)	—
From net realized gain on investments	(0.78)	(0.19)	—
Total Dividends and Distributions	(0.78)	(0.30)	—
Net asset value, end of period	$17.49	$12.30	$9.95
Total Return
Total return based on net asset value(c)	48.61%	26.58%	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$936	$630	$497
Ratio of net expenses to average net assets, before waiver	17.20%	15.15%	95.80%*
Ratio of net expenses to average net assets, after waiver	0.90%	0.90%	0.90%*
Ratio of net investment income (loss) to average net assets	(0.23)%	0.13%	1.85%*
Portfolio turnover rate(d)	16%	11%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International Smaller Companies Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period December 19, 2018(a) through December 31, 2018
Net asset value, beginning of period	$12.30	$9.95	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.03)	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	6.00	2.64	(0.06)
Net increase (decrease) in net asset value from investment operations	5.97	2.65	(0.05)
Dividends and Distributions to Shareholders
From net investment income	—	(0.11)	—
From net realized gain on investments	(0.78)	(0.19)	—
Total Dividends and Distributions	(0.78)	(0.30)	—
Net asset value, end of period	$17.49	$12.30	$9.95
Total Return
Total return based on net asset value(c)	48.61%	26.58%	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$936	$630	$498
Ratio of net expenses to average net assets, before waiver	17.20%	15.15%	95.80%*
Ratio of net expenses to average net assets, after waiver	0.90%	0.90%	0.90%*
Ratio of net investment income (loss) to average net assets	(0.23)%	0.13%	1.85%*
Portfolio turnover rate(d)	16%	11%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Long Term Global Growth Fund

	Value	% of Total Net Assets
Apparel	$41,128,792	5.1%
Auto Manufacturers	104,306,395	12.9
Biotechnology	53,096,707	6.5
Commercial Services	34,887,662	4.3
Food	6,907,625	0.9
Healthcare — Products	16,029,033	2.0
Internet	347,401,895	42.8
Leisure Time	28,372,550	3.5
Pharmaceuticals	21,469,641	2.6
Retail	9,270,677	1.1
Semiconductors	42,194,619	5.2
Software	87,269,396	10.7
Total Value of Investments	792,334,992	97.6
Other assets less liabilities	19,579,178	2.4
Net Assets	$811,914,170	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
COMMON STOCKS — 97.6%
CANADA — 2.9%
Shopify, Inc., Class A *	20,698	$23,429,101
CHINA — 28.6%
Alibaba Group Holding Ltd. ADR *	150,923	35,124,310
BeiGene Ltd. ADR *	45,956	11,874,571
KE Holdings, Inc. ADR *	102,740	6,322,619
Meituan, Class B *	1,087,200	40,925,967
NetEase, Inc. ADR	109,317	10,469,289
NIO, Inc. ADR *	497,601	24,253,073
Pinduoduo, Inc. ADR *	269,910	47,954,910
TAL Education Group ADR *	202,879	14,507,877
Tencent Holdings Ltd.	566,900	40,790,608
		232,223,224
FRANCE — 5.1%
Hermes International	10,105	10,865,688
Kering	41,700	30,263,104
		41,128,792
GERMANY — 2.3%
Delivery Hero SE *	119,343	18,663,935
NETHERLANDS — 5.4%
Adyen NV *	8,771	20,379,785
ASML Holding NV	48,870	23,661,741
		44,041,526
UNITED STATES — 53.3%
Alphabet, Inc., Class C *	7,869	13,785,544
Amazon.com, Inc. *	14,033	45,704,499
Atlassian Corp. PLC, Class A *	77,132	18,038,861
Beyond Meat, Inc. *	55,261	6,907,625
Carvana Co. *	38,702	9,270,677
Cloudflare, Inc., Class A *	189,933	14,433,009
DexCom, Inc. *	58,070	21,469,640
Facebook, Inc., Class A *	97,460	26,622,174
Illumina, Inc. *	88,445	32,724,650

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
Intuitive Surgical, Inc. *	19,593	$16,029,033
Moderna, Inc. *	81,339	8,497,485
Netflix, Inc. *	53,192	28,762,510
NVIDIA Corp.	35,490	18,532,878
Peloton Interactive, Inc., Class A *	187,006	28,372,550
salesforce.com, Inc. *	65,374	14,547,676
Spotify Technology SA *	61,386	19,315,719
Tesla, Inc. *	113,443	80,053,322
Workday, Inc., Class A *	62,131	14,887,209
Zoom Video Communications, Inc., Class A *	44,152	14,893,353
		432,848,414
TOTAL INVESTMENTS — 97.6%
(cost $382,212,606)		$792,334,992
Other assets less liabilities — 2.4%		19,579,178
NET ASSETS — 100.0%		$811,914,170

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$606,784,164	$185,550,828	$—	$792,334,992
Total	$606,784,164	$185,550,828	$—	$792,334,992

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Long Term Global Growth Fund

ASSETS
Investments, at value (cost $382,212,606)	$792,334,992
Cash	29,979,683
Capital shares sold receivable	7,282,884
Tax reclaims receivable	2,294
Prepaid assets	31,014
Total Assets	829,630,867
LIABILITIES
Advisory fee payable	779,177
Payable for investment purchased	16,164,282
Capital shares purchased payable	412,199
Administration & Supervisory fee payable	199,275
Servicing fee payable	57,592
Trustee fee payable	5,078
Commitment fee payable	929
Accrued expenses	98,165
Total Liabilities	17,716,697
NET ASSETS	$811,914,170
COMPOSITION OF NET ASSETS
Paid-in capital	$393,453,443
Total distributable earnings	418,460,727
$811,914,170
NET ASSET VALUE, PER SHARE
Class 2 ($131,695,379 / 3,425,280 shares outstanding), unlimited authorized, no par value	$38.45
Class 5 ($108,170,795 / 2,198,304 shares outstanding), unlimited authorized, no par value	$49.21
Class K ($221,188,137 / 5,750,370 shares outstanding), unlimited authorized, no par value	$38.47
Institutional Class ($350,859,859 / 9,140,866 shares outstanding), unlimited authorized, no par value	$38.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford Long Term Global Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $69,028)	$664,714
Interest	4,546
Total Investment Income	669,260
EXPENSES
Advisory fee (Note B)	2,233,290
Shareholder Servicing fees — Class 2 shares (Note B)	168,923
Shareholder Servicing fees — Class 4 shares (Note B)	31,006
Shareholder Servicing fees — Class 5 shares (Note B)	9,514
Administration & Supervisory fee — Class K shares (Note B)	266,202
Administration & Supervisory fee — Institutional Class shares (Note B)	252,391
Transfer agency	84,222
Sub-transfer agency — Institutional Class shares	124,123
Fund accounting	159,375
Legal	61,010
Registration fees	44,236
Custody	39,910
Professional fees	30,535
Trustees' fees	17,011
Commitment fees	3,951
Line of Credit	1,613
Miscellaneous	33,402
Total Expenses	3,560,714
Net Investment Loss	(2,891,454)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	72,759,160
Foreign currency transactions	8,352
72,767,512
Net change in unrealized appreciation on:
Investments	296,094,334
Translation of net assets and liabilities denominated in foreign currencies	7,678
296,102,012
Net realized and unrealized gain	368,869,524
NET INCREASE IN NET ASSETS FROM OPERATIONS	$365,978,070

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford Long Term Global Growth Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(2,891,454)	$(1,011,594)
Net realized gain (loss)	72,767,512	(4,177,007)
Net change in unrealized appreciation	296,102,012	79,757,070
Net increase in net assets from operations	365,978,070	74,568,469
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(10,181,428)	(102,829)
Class 4	—	(91,124)
Class 5	(6,648,326)	—
Class K	(17,015,889)	(194,232)
Institutional Class	(25,886,267)	(80,814)
Total Distributions to Shareholders	(59,731,910)	(468,999)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	164,000	155,750
Class 4	—	67,193,017 *
Class 5	109,513,867 *	—
Class K	52,083,127	34,246,083
Institutional Class	223,565,185	50,656,366
Dividends reinvested:
Class 2	10,181,428	102,829
Class 4	—	91,124
Class 5	6,648,326	—
Class K	17,015,889	194,231
Institutional Class	25,886,267	80,814
Cost of shares redeemed:
Class 2	(12,000,000)	(1,000,000)
Class 4	(113,363,867)*	—
Class 5	(32,000,000)	(69,693,017)*
Class K	(83,087,481)	(1,500,000)
Institutional Class	(38,874,654)	(3,117,562)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	165,732,087	77,409,635
Total Increase in Net Assets	471,978,247	151,509,105
NET ASSETS
Beginning of year	339,935,923	188,426,818
End of year	$811,914,170	$339,935,923

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$20.68	$15.51	$17.33	$11.25	$11.76
From Investment Operations
Net investment loss(a)	(0.17)	(0.07)	(0.04)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	21.17	5.27	(0.22)	6.16	(0.39)
Net increase (decrease) in net asset value from investment operations	21.00	5.20	(0.26)	6.08	(0.44)
Dividends and Distributions to Shareholders
From net realized gain on investments	(3.23)	(0.03)	(1.56)	—	(0.07)
Total Dividends and Distributions	(3.23)	(0.03)	(1.56)	—	(0.07)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—	0.00 (b)	0.00 (b)
Net asset value, end of year	$38.45	$20.68	$15.51	$17.33	$11.25
Total Return
Total return based on net asset value(c)	101.77%	33.49%	(1.42)%	54.07%	(3.80)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$131,695	$72,023	$54,661	$59,870	$32,434
Ratio of net expenses to average net assets, before waiver	0.71%	0.76%	0.79%	0.82%	0.87%
Ratio of net expenses to average net assets, after waiver	0.71%	0.76%	0.77%	0.77%	0.77%
Ratio of net investment loss to average net assets	(0.58)%	(0.40)%	(0.22)%	(0.50)%	(0.43)%
Portfolio turnover rate(d)	40%	5%	16%	13%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class 5 share outstanding throughout each period:

	For the Period July 14, 2020(a) through December 31, 2020		For the Period January 1, 2019 through April 10, 2019(a)		For the Period April 9, 2018(b) through December 31, 2018
Net asset value, beginning of period	$39.89		$19.46		$22.47
From Investment Operations
Net investment income (loss)(c)	(0.11)		(0.02)		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	12.66		4.17		(1.47	)(d)
Net increase (decrease) in net asset value from investment operations	12.55		4.15		(1.45)
Dividends and Distributions to Shareholders
From net realized gain on investments	(3.23)		—		(1.56)
Total Dividends and Distributions	(3.23)		—		(1.56)
Net asset value, end of period	$49.21		$23.61		$19.46
Total Return
Total return based on net asset value(e)	31.57	%(f)	21.27%		(6.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$108,171		$67,815		$58,008
Ratio of net expenses to average net assets, before waiver	0.55	%*	0.61	%*	0.64	%*
Ratio of net expenses to average net assets, after waiver	0.55	%*	0.61	%*	0.62	%*
Ratio of net investment income (loss) to average net assets	(0.54	)%*	(0.37	)%*	0.09	%*
Portfolio turnover rate(g)	40%		5%		16%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 10, 2019 to July 13, 2020. All shares of this class were redeemed at $23.61 on April 10, 2019. New shares were issued at $39.89 on July 14, 2020.

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Represents total return for the period July 14, 2020 (recommencement of investment operations) through December 31, 2020.

(g)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$20.69	$15.52	$17.34	$13.96
From Investment Operations
Net investment loss(b)	(0.17)	(0.07)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	21.18	5.27	(0.22)	3.45
Net increase (decrease) in net asset value from investment operations	21.01	5.20	(0.26)	3.38
Dividends and Distributions to Shareholders
From net realized gain on investments	(3.23)	(0.03)	(1.56)	—
Total Dividends and Distributions	(3.23)	(0.03)	(1.56)	—
Net asset value, end of period	$38.47	$20.69	$15.52	$17.34
Total Return
Total return based on net asset value(c)	101.76%	33.50%	(1.41)%	24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$221,188	$136,096	$75,402	$70,639
Ratio of net expenses to average net assets, before waiver	0.71%	0.76%	0.79%	0.80	%*
Ratio of net expenses to average net assets, after waiver	0.71%	0.76%	0.77%	0.77	%*
Ratio of net investment loss to average net assets	(0.57)%	(0.41)%	(0.23)%	(0.61	)%*
Portfolio turnover rate(d)	40%	5%	16%	13%

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Long Term Global Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$20.66	$15.51	$17.34		$13.96
From Investment Operations
Net investment loss(b)	(0.22)	(0.10)	(0.19)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	21.17	5.28	(0.08	)(c)	3.44
Net increase (decrease) in net asset value from investment operations	20.95	5.18	(0.27)		3.38
Dividends and Distributions to Shareholders
From net realized gain on investments	(3.23)	(0.03)	(1.56)		—
Total Dividends and Distributions	(3.23)	(0.03)	(1.56)		—
Net asset value, end of period	$38.38	$20.66	$15.51		$17.34
Total Return
Total return based on net asset value(d)	101.61%	33.40%	(1.47)%		24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$350,860	$57,009	$356		$6
Ratio of net expenses to average net assets, before waiver	0.79%	0.86%	0.88%		0.80	%*
Ratio of net expenses to average net assets, after waiver	0.79%	0.86%	0.87%		0.80	%*
Ratio of net investment loss to average net assets	(0.68)%	(0.53)%	(0.91)%		(0.56	)%*
Portfolio turnover rate(e)	40%	5%	16%		13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Positive Change Equities Fund

	Value	% of Total Net Assets
Auto Manufacturers	$9,662,739	10.0%
Banks	2,102,560	2.2
Biotechnology	10,919,169	11.4
Building Materials	6,027,917	6.3
Chemicals	8,723,632	9.1
Computers	760,909	0.8
Electric	2,632,247	2.7
Electronics	1,640,073	1.7
Food	1,425,750	1.5
Healthcare — Products	6,124,604	6.4
Healthcare — Services	2,953,409	3.1
Insurance	2,109,315	2.2
Internet	19,702,830	20.5
Machinery — Diversified	4,480,841	4.7
Pharmaceuticals	3,529,347	3.7
Semiconductors	11,419,693	11.9
Telecommunications	606,457	0.6
Total Value of Investments	94,821,492	98.8
Other assets less liabilities	1,172,885	1.2
Net Assets	$95,994,377	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Positive Change Equities Fund

	Shares	Value
COMMON STOCKS — 97.1%
ARGENTINA — 5.4%
MercadoLibre, Inc. *	3,087	$5,171,404
BELGIUM — 3.1%
Umicore SA	62,230	2,991,090
CANADA — 2.5%
Shopify, Inc., Class A *	2,106	2,383,887
CHINA — 1.6%
Alibaba Group Holding Ltd. *	52,100	1,515,304
DENMARK — 7.2%
Chr. Hansen Holding A/S *	25,222	2,605,980
Novozymes A/S, B Shares	29,608	1,686,470
Orsted AS	12,865	2,632,247
		6,924,697
INDONESIA — 2.2%
Bank Rakyat Indonesia Persero Tbk PT	7,072,100	2,102,560
IRELAND — 3.1%
Kingspan Group PLC *	42,184	2,958,056
JAPAN — 8.1%
M3, Inc.	81,900	7,736,874
KENYA — 0.6%
Safaricom PLC	1,933,700	606,457
NETHERLANDS — 5.6%
ASML Holding NV	11,122	5,385,019
SOUTH AFRICA — 2.2%
Discovery Ltd.	201,766	2,109,315
SWEDEN — 3.2%
Nibe Industrier AB, B Shares	93,611	3,069,860

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Positive Change Equities Fund

	Shares	Value
TAIWAN — 6.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	319,000	$6,034,674
UNITED KINGDOM — 0.8%
FDM Group Holdings PLC	49,225	760,909
UNITED STATES — 45.2%
10X Genomics, Inc., Class A *	14,158	2,004,773
ABIOMED, Inc. *	7,488	2,427,610
Alnylam Pharmaceuticals, Inc. *	14,655	1,904,710
Alphabet, Inc., Class A *	1,652	2,895,361
Berkeley Lights, Inc. *	7,929	708,932
Beyond Meat, Inc. *	11,406	1,425,750
Deere & Co.	7,633	2,053,659
DexCom, Inc. *	9,546	3,529,347
Ecolab, Inc.	6,656	1,440,092
Glaukos Corp. *	22,485	1,692,221
Illumina, Inc. *	10,928	4,043,360
Moderna, Inc. *	40,798	4,262,167
Teladoc Health, Inc. *	14,770	2,953,409
Tesla, Inc. *	13,693	9,662,739
Xylem, Inc.	23,845	2,427,183
		43,431,313
Total Common Stocks
(cost $62,198,497)		93,181,419
PREFERRED STOCKS — 1.7%
GERMANY — 1.7%
Sartorius AG 0.10% (cost $1,144,767)	3,894	1,640,073
TOTAL INVESTMENTS — 98.8%
(cost $63,343,264)		$94,821,492
Other assets less liabilities — 1.2%		1,172,885
NET ASSETS — 100.0%		$95,994,377

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Positive Change Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$53,944,659	$39,236,760	$—	$93,181,419
Preferred Stocks **	—	1,640,073	—	1,640,073
Total	$53,944,659	$40,876,833	$—	$94,821,492

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford Positive Change Equities Fund

ASSETS
Investments, at value (cost $63,343,264)	$94,821,492
Cash	1,164,659
Capital shares sold receivable	146,367
Due from Investment Advisor	36,241
Dividends receivable	31,833
Tax reclaims receivable	13,238
Prepaid assets	23,981
Total Assets	96,237,811
LIABILITIES
Advisory fee payable	66,167
Payable for investment purchased	67,666
Administration & Supervisory fee payable	34,086
Trustee fee payable	561
Commitment fee payable	103
Accrued expenses	74,851
Total Liabilities	243,434
NET ASSETS	$95,994,377
COMPOSITION OF NET ASSETS
Paid-in capital	$61,694,113
Total distributable earnings	34,300,264
$95,994,377
NET ASSET VALUE, PER SHARE
Class K ($59,594,240 / 2,502,922 shares outstanding), unlimited authorized, no par value	$23.81
Institutional Class ($36,400,137 / 1,530,031 shares outstanding), unlimited authorized, no par value	$23.79

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford Positive Change Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $38,504)	$228,424
Interest	264
Total Investment Income	228,688
EXPENSES
Advisory fee (Note B)	163,890
Administration & Supervisory fee — Class K shares (Note B)	51,187
Administration & Supervisory fee — Institutional Class shares (Note B)	33,241
Transfer agency	45,707
Sub-transfer agency — Institutional Class shares	5,656
Fund accounting	95,285
Registration fees	41,194
Professional fees	31,185
Custody	21,801
Legal	5,595
Trustees' fees	1,679
Commitment fees	467
Line of Credit	354
Miscellaneous	13,141
Total Expenses	510,382
Fees waived	(181,907)
Total Expenses after waiver	328,475
Net Investment Loss	(99,787)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	6,622,196
Foreign currency transactions	(18,744)
6,603,452
Net change in unrealized appreciation on:
Investments	27,866,288
Translation of net assets and liabilities denominated in foreign currencies	1,063
27,867,351
Net realized and unrealized gain	34,470,803
NET INCREASE IN NET ASSETS FROM OPERATIONS	$34,371,016

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford Positive Change Equities Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(99,787)	$80,352
Net realized gain	6,603,452	39,972
Net change in unrealized appreciation	27,867,351	5,080,153
Net increase in net assets from operations	34,371,016	5,200,477
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(2,264,794)	(65,275)
Institutional Class	(1,368,157)	(40,744)
Total Distributions to Shareholders	(3,632,951)	(106,019)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	29,045,519	8,086,054
Institutional Class	15,232,525	884,224
Dividends reinvested:
Class K	1,516,124	18,677
Institutional Class	1,350,344	40,744
Cost of shares redeemed:
Class K	(5,528,256)	—
Institutional Class	(3,001,141)	(10,610)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	38,615,115	9,019,089
Total Increase in Net Assets	69,353,180	14,113,547
NET ASSETS
Beginning of year	26,641,197	12,527,650
End of year	$95,994,377	$26,641,197

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Positive Change Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.13	$10.10	$10.16		$10.00
From Investment Operations
Net investment income (loss)(b)	(0.04)	0.05	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	11.65	3.04	(0.04	)(d)	0.16
Net increase (decrease) in net asset value from investment operations	11.61	3.09	(0.06)		0.16
Dividends and Distributions to Shareholders
From net investment income	—	(0.04)	—		—
From net realized gain on investments	(0.93)	(0.02)	—		—
Total Dividends and Distributions	(0.93)	(0.06)	—		—
Net asset value, end of period	$23.81	$13.13	$10.10		$10.16
Total Return
Total return based on net asset value(e)	88.43%	30.53%	(0.59)%		1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$59,594	$15,923	$5,036		$508
Ratio of net expenses to average net assets, before waiver	1.02%	1.63%	3.21%		53.13	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%		0.65	%*
Ratio of net investment income (loss) to average net assets	(0.19)%	0.44%	(0.14)%		(0.47	)%*
Portfolio turnover rate(f)	40%	7%	7%		0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford Positive Change Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.13	$10.10	$10.16		$10.00
From Investment Operations
Net investment income (loss)(b)	(0.04)	0.05	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	11.63	3.03	(0.04	)(d)	0.16
Net increase (decrease) in net asset value from investment operations	11.59	3.08	(0.06)		0.16
Dividends and Distributions to Shareholders
From net investment income	—	(0.03)	—		—
From net realized gain on investments	(0.93)	(0.02)	—		—
Total Dividends and Distributions	(0.93)	(0.05)	—		—
Net asset value, end of period	$23.79	$13.13	$10.10		$10.16
Total Return
Total return based on net asset value(e)	88.28%	30.49%	(0.59)%		1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$36,400	$10,718	$7,492		$508
Ratio of net expenses to average net assets, before waiver	1.05%	1.63%	3.21%		53.13	%*
Ratio of net expenses to average net assets, after waiver	0.68%	0.65%	0.65%		0.80	%*
Ratio of net investment income (loss) to average net assets	(0.21)%	0.41%	(0.14)%		(0.47	)%*
Portfolio turnover rate(f)	40%	7%	7%		0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford U.S. Equity Growth Fund

	Value	% of Total Net Assets
Advertising	$5,335,461	5.3%
Aerospace/Defense	618,662	0.6
Auto Manufacturers	10,496,841	10.4
Banks	2,182,939	2.2
Biotechnology	5,920,330	5.9
Commercial Services	6,559,640	6.5
Distribution/Wholesale	1,159,483	1.2
Diversified Financial Services	2,200,178	2.2
Healthcare — Products	5,751,796	5.7
Healthcare — Services	1,550,290	1.5
Insurance	1,384,250	1.4
Internet	35,409,241	35.1
Real Estate	2,161,296	2.1
Retail	3,605,924	3.6
Semiconductors	1,158,240	1.1
Software	13,712,924	13.6
Total Value of Investments	99,207,495	98.4
Other assets less liabilities	1,600,848	1.6
Net Assets	$100,808,343	100.0%

  The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 98.4%
CANADA — 7.7%
Shopify, Inc., Class A *	6,829	$7,730,087
UNITED STATES — 90.7%
ABIOMED, Inc. *	4,997	1,620,027
Alnylam Pharmaceuticals, Inc. *	6,998	909,530
Alphabet, Inc., Class C *	1,474	2,582,271
Amazon.com, Inc. *	2,429	7,911,083
Appian Corp. *	17,243	2,794,918
Carvana Co. *	7,791	1,866,256
Chegg, Inc. *	29,415	2,657,057
Chewy, Inc., Class A *	26,674	2,397,726
Cloudflare, Inc., Class A *	18,932	1,438,643
CoStar Group, Inc. *	1,750	1,617,490
Datadog, Inc., Class A *	10,427	1,026,434
Denali Therapeutics, Inc. *	20,215	1,693,208
DoorDash, Inc., Class A *	2,102	300,061
Eventbrite, Inc., Class A *	13,039	236,006
First Republic Bank	14,857	2,182,939
Glaukos Corp. *	13,927	1,048,146
HEICO Corp., Class A	5,285	618,662
Illumina, Inc. *	5,467	2,022,790
Lemonade, Inc. *	11,300	1,384,250
Lyft, Inc., Class A *	6,089	299,153
MarketAxess Holdings, Inc.	4,005	2,285,093
Mastercard, Inc., Class A	6,164	2,200,178
Moderna, Inc. *	12,394	1,294,801
Netflix, Inc. *	6,420	3,471,487
Novocure Ltd. *	13,509	2,337,597
NVIDIA Corp.	2,218	1,158,240
Penumbra, Inc. *	4,263	746,025
Redfin Corp. *	31,492	2,161,296
Roku, Inc. *	11,931	3,961,331
Slack Technologies, Inc., Class A *	28,068	1,185,592
Snowflake, Inc., Class A *	1,343	377,920
Stitch Fix, Inc., Class A *	19,349	1,136,173
Teladoc Health, Inc. *	7,753	1,550,290
Tesla, Inc. *	14,875	10,496,841

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
Trade Desk, Inc. (The), Class A *	6,661	$5,335,461
Twilio, Inc., Class A *	7,075	2,394,888
Vroom, Inc. *	42,462	1,739,668
Watsco, Inc.	5,118	1,159,483
Wayfair, Inc., Class A *	17,956	4,054,644
Workday, Inc., Class A *	7,425	1,779,104
Yext, Inc. *	25,020	393,314
Zillow Group, Inc., Class A *	9,778	1,329,221
Zoom Video Communications, Inc., Class A *	6,884	2,322,111
		91,477,408
TOTAL INVESTMENTS — 98.4%
(cost $63,503,166)		$99,207,495
Other assets less liabilities — 1.6%		1,600,848
NET ASSETS — 100.0%		$100,808,343

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$99,207,495	$—	$—	$99,207,495
Total	$99,207,495	$—	$—	$99,207,495

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford U.S. Equity Growth Fund

ASSETS
Investments, at value (cost $63,503,166)	$99,207,495
Cash	2,625,602
Capital shares sold receivable	1,216,660
Due from Investment Advisor	22,073
Prepaid assets	24,953
Total Assets	103,096,783
LIABILITIES
Advisory fee payable	72,778
Payable for investment purchased	2,097,686
Administration & Supervisory fee payable	37,492
Capital shares purchased payable	17,276
Trustee fee payable	685
Commitment fee payable	125
Accrued expenses	62,398
Total Liabilities	2,288,440
NET ASSETS	$100,808,343
COMPOSITION OF NET ASSETS
Paid-in capital	$61,934,018
Total distributable earnings	38,874,325
$100,808,343
NET ASSET VALUE, PER SHARE
Class K ($58,076,386 / 1,457,518 shares outstanding), unlimited authorized, no par value	$39.85
Institutional Class ($42,731,957 / 1,074,170 shares outstanding), unlimited authorized, no par value	$39.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford U.S. Equity Growth Fund

INVESTMENT INCOME
Dividends	$43,550
Interest	207
Total Investment Income	43,757
EXPENSES
Advisory fee (Note B)	150,240
Administration & Supervisory fee — Class K shares (Note B)	48,302
Administration & Supervisory fee — Institutional Class shares (Note B)	29,094
Transfer agency	38,294
Sub-transfer agency — Institutional Class shares	15,282
Fund accounting	82,940
Registration fees	41,190
Professional fees	24,465
Custody	11,252
Legal	5,168
Trustees' fees	1,673
Commitment fees	386
Line of Credit	337
Miscellaneous	7,949
Total Expenses	456,572
Fees waived	(145,360)
Total Expenses after waiver	311,212
Net Investment Loss	(267,455)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	6,406,378
6,406,378
Net change in unrealized appreciation on:
Investments	33,266,753
33,266,753
Net realized and unrealized gain	39,673,131
NET INCREASE IN NET ASSETS FROM OPERATIONS	$39,405,676

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford U.S. Equity Growth Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(267,455)	$(73,863)
Net realized gain	6,406,378	378,374
Net change in unrealized appreciation	33,266,753	3,471,672
Net increase in net assets from operations	39,405,676	3,776,183
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(1,796,813)	(185,245)
Institutional Class	(1,331,225)	(46,343)
Total Distributions to Shareholders	(3,128,038)	(231,588)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	26,113,885	117,664
Institutional Class	29,537,484	3,569,371
Dividends reinvested:
Class K	1,747,331	185,245
Institutional Class	1,331,225	46,343
Cost of shares redeemed:
Class K	(7,048,968)	—
Institutional Class	(4,481,602)	(732,087)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	47,199,355	3,186,536
Total Increase in Net Assets	83,476,993	6,731,131
NET ASSETS
Beginning of year	17,331,350	10,600,219
End of year	$100,808,343	$17,331,350

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford U.S. Equity Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$18.25	$14.25	$13.39	$11.49
From Investment Operations
Net investment loss(b)	(0.16)	(0.08)	(0.07)	(0.03)
Net realized and unrealized gain on investments and foreign currency	23.07	4.33	1.22 (c)	1.98
Net increase in net asset value from investment operations	22.91	4.25	1.15	1.95
Dividends and Distributions to Shareholders
From net realized gain on investments	(1.31)	(0.25)	(0.29)	(0.05)
Total Dividends and Distributions	(1.31)	(0.25)	(0.29)	(0.05)
Net asset value, end of period	$39.85	$18.25	$14.25	$13.39
Total Return
Total return based on net asset value(d)	125.57%	29.78%	8.60%	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$58,076	$13,867	$10,594	$1,344
Ratio of net expenses to average net assets, before waiver	0.97%	1.72%	7.75%	13.11%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.63%	0.57%*
Ratio of net investment loss to average net assets	(0.55)%	(0.45)%	(0.46)%	(0.31)%*
Portfolio turnover rate(e)	33%	18%	107%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford U.S. Equity Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$18.23	$14.21		$13.39	$11.49
From Investment Operations
Net investment loss(b)	(0.20)	(0.10)		(0.10)	(0.03)
Net realized and unrealized gain on investments and foreign currency	23.06	4.37		1.21 (c)	1.98
Net increase in net asset value from investment operations	22.86	4.27		1.11	1.95
Dividends and Distributions to Shareholders
From net realized gain on investments	(1.31)	(0.25)		(0.29)	(0.05)
Total Dividends and Distributions	(1.31)	(0.25)		(0.29)	(0.05)
Net asset value, end of period	$39.78	$18.23		$14.21	$13.39
Total Return
Total return based on net asset value(d)	125.43%	30.01	%(e)	8.30%	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$42,732	$3,464		$6	$6
Ratio of net expenses to average net assets, before waiver	1.06%	1.82%		6.69%	13.11%*
Ratio of net expenses to average net assets, after waiver	0.74%	0.75%		0.78%	0.72%*
Ratio of net investment loss to average net assets	(0.65)%	(0.56)%		(0.53)%	(0.31)%*
Portfolio turnover rate(f)	33%	18%		107%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Excluding reimbursement received from the Manager, total return for the period is 29.72%. See Note D.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2020

Note A — Organization and Accounting Policies

Each fund identified in the table below (each, a "Fund", and collectively, the "Funds") is a series of Baillie Gifford Funds (the "Trust"). The Trust includes two other series, Baillie Gifford Multi Asset Fund and Baillie Gifford International All Cap Fund, that are not included in this report, and two other series, Baillie Gifford Asia Ex Japan and Baillie Gifford Japan Growth Fund, which have not yet commenced operations. The investment objective of each Fund includes achieving capital appreciation. For more detail on specific objectives of each Fund and a description of each share class, please refer to the relevant prospectus. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on June 21, 2000, under the laws of Massachusetts. The Trust operates pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time.

The following table is a summary of classes of the Funds with shares outstanding as of December 31, 2020:

	Baillie Gifford China A Shares Fund	Baillie Gifford Developed EAFE All Cap Fund	Baillie Gifford EAFE Plus All Cap Fund	Baillie Gifford Emerging Markets Equities Fund	Baillie Gifford Global Alpha Equities Fund	Baillie Gifford Global Stewardship Equities Fund	Baillie Gifford International Alpha Fund	Baillie Gifford International Concentrated Growth Equities Fund	Baillie Gifford International Growth Fund	Baillie Gifford International Smaller Companies Fund	Baillie Gifford Long Term Global Growth Fund	Baillie Gifford Positive Change Equities Fund	Baillie Gifford U.S. Equity Growth Fund
Class 2	N/A	X	X	X	X	N/A	X	N/A	X	N/A	X	N/A	N/A
Class 3	N/A	X	X	X	X	N/A	X	N/A	X	N/A	N/A	N/A	N/A
Class 4	N/A	N/A	N/A	X	X	N/A	X	N/A	X	N/A	N/A	N/A	N/A
Class 5	N/A	N/A	N/A	X	N/A	N/A	X	N/A	X	N/A	X	N/A	N/A
Class K	X	X	X	X	X	X	X	X	X	X	X	X	X
Institutional Class	X	X	X	X	X	X	X	X	X	X	X	X	X

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange for which there is no reported sale during the day (and in the case of over-the-counter securities not so listed) are valued at the mean between the last available bid and ask prices.

Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the Board of Trustees of the Trust (the "Board"). The actual calculations may be made by persons acting pursuant to the direction of the Board or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange and such events may not be reflected in the computation of a Fund's net asset value.

Notes to Financial Statements

Annual Report December 31, 2020

If events materially affecting the value of the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Funds utilize a third party pricing service which for all equity securities, except those traded on Canadian, Latin American or U.S. exchanges, subject to certain minimum confidence levels, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund's investments at December 31, 2020 is disclosed at the end of each Fund's Portfolio of Investments.

For the year ended December 31, 2020, there were no Level 3 investments for which significant unobservable inputs were used to determine the fair value.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Notes to Financial Statements

Annual Report December 31, 2020

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is included in investment income and is recorded at the fair market value of securities received.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal and Other Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of December 31, 2020, Baillie Gifford Emerging Markets Equities Fund and Baillie Gifford Global Alpha Equities Fund recorded a receivable for India capital gains tax refunds of $1,347,063 and $76,898 respectively. As of December 31, 2020, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund and Baillie Gifford International Growth Fund recorded a deferred liability for potential future India capital gains taxes of $23,867,546, $403,692, $2,755,446 and $348,434, respectively.

With respect to Baillie Gifford China A Shares Fund, while overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A shares purchased through the Stock Connect programs, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Funds are subject to tax accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. The previous three tax year ends and the interim tax period since then, as applicable, remain subject to examination.

At December 31, 2020 for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Losses No Expiration	Long Term Capital Losses No Expiration	Capital Loss Available Total
Baillie Gifford Emerging Markets Equities Fund	$(52,717,239)	$(67,489,660)	$(120,206,899)

Notes to Financial Statements

Annual Report December 31, 2020

During the year ended December 31, 2020, the following Fund utilized capital loss carryforwards:

Fund	Utilized
Baillie Gifford Developed EAFE All Cap Fund	$10,152,588
Baillie Gifford International Concentrated Growth Equities Fund	$4,230,287
Baillie Gifford Long Term Global Growth Fund	$4,237,000

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year Specified") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year ended December 31, 2020, the Funds shown below incurred and will elect to defer net post-October or late-year losses as indicated.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses, or other Timing Differences	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currency, Net of Foreign Taxes	Distributable Earnings/ Accumulated Deficit
Baillie Gifford China A Shares Fund	$52,713	$—	$—	$—	$911,710	$964,423
Baillie Gifford Developed EAFE All Cap Fund	2,173,465	1,695,898	—	110,984	218,837,016	222,817,363
Baillie Gifford EAFE Plus All Cap Fund	2,373,562	5,548,817	—	—	256,949,630	264,872,009
Baillie Gifford Emerging Markets Equities Fund	10,841,434	—	(120,206,899)	—	2,269,209,855	2,159,844,390
Baillie Gifford Global Alpha Equities Fund	2,255,863	9,480,319	—	—	635,462,212	647,198,394
Baillie Gifford Global Stewardship Equities Fund	—	10,854	—	—	2,951,448	2,962,302
Baillie Gifford International Alpha Fund	4,115,537	49,545,865	—	1,572,738	1,619,929,903	1,675,164,043
Baillie Gifford International Concentrated Growth Equities Fund	8,624,237	10,502,356	—	—	31,385,840	50,512,433
Baillie Gifford International Growth Fund	589,105	72,613,489	—	—	2,814,204,889	2,887,407,483
Baillie Gifford International Smaller Companies Fund	5,187	19,401	—	—	737,469	762,057
Baillie Gifford Long Term Global Growth Fund	—	9,537,814	—	—	408,922,913	418,460,727
Baillie Gifford Positive Change Equities Fund	359,178	2,865,619	—	—	31,075,467	34,300,264
Baillie Gifford U.S. Equity Growth Fund	—	3,457,171	—	—	35,417,154	38,874,325

Notes to Financial Statements

Annual Report December 31, 2020

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2020, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as net operating losses.

Fund	Total Distributable Earnings	Paid-in Capital
Baillie Gifford Long Term Global Growth Fund	$2,614,082	$(2,614,082)
Baillie Gifford International Smaller Companies Fund	64	(64)
Baillie Gifford U.S. Equity Growth Fund	120,393	(120,393)

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years or periods ended December 31, 2020 and December 31, 2019, the tax characters of the dividends paid were:

Fund	Ordinary Income 2020	Long Term Capital Gains 2020	Return of Capital 2020	Ordinary Income 2019	Long Term Capital Gains 2019	Return of Capital 2019
Baillie Gifford China A Shares Fund	$14,115	$—	$—	$—	$—	$—
Baillie Gifford Developed EAFE All Cap Fund	5,933,576	—	—	6,581,515	—	—
Baillie Gifford EAFE Plus All Cap Fund	5,070,822	7,376,237	—	8,616,780	7,464,348	—
Baillie Gifford Emerging Markets Equities Fund	79,639,454	—	—	116,158,167	25,854,368	—
Baillie Gifford Global Alpha Equities Fund	9,585,960	73,839,639	—	31,925,808	20,192,670	—
Baillie Gifford Global Stewardship Equities Fund	2,763	220,827	—	8,996	33,776	—
Baillie Gifford International Alpha Fund	27,591,429	67,119,816	—	61,639,182	60,118,386	—
Baillie Gifford International Concentrated Growth Equities Fund	5,409,561	49,069,469	—	177,122	—	—
Baillie Gifford International Growth Fund	733,011	418,505,830	—	32,396,205	3,452,711	—
Baillie Gifford International Smaller Companies Fund	1,323	78,879	—	29,458	—	—
Baillie Gifford Long Term Global Growth Fund	—	59,731,910	—	—	468,999	—
Baillie Gifford Positive Change Equities Fund	—	3,632,951	—	71,477	34,542	—
Baillie Gifford U.S. Equity Growth Fund	—	3,128,038	—	40,789	190,799	—

Notes to Financial Statements

Annual Report December 31, 2020

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2020 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Baillie Gifford China A Shares Fund	$1,059,629	$935,102	$(23,392)	$911,710
Baillie Gifford Developed EAFE All Cap Fund	364,118,051	234,725,036	(15,937,968)	218,787,068
Baillie Gifford EAFE Plus All Cap Fund	463,108,612	271,535,485	(14,619,413)	256,916,072
Baillie Gifford Emerging Markets Equities Fund	3,823,682,586	2,499,601,587	(206,315,323)	2,293,286,264
Baillie Gifford Global Alpha Equities Fund	880,211,702	669,963,235	(34,120,317)	635,842,918
Baillie Gifford Global Stewardship Equities Fund	3,235,408	3,046,849	(95,457)	2,951,392
Baillie Gifford International Alpha Fund	2,489,338,038	1,668,610,259	(46,003,537)	1,622,606,722
Baillie Gifford International Concentrated Growth Equities Fund	33,140,227	31,954,395	(478,794)	31,475,601
Baillie Gifford International Growth Fund	1,707,783,976	2,874,042,477	(59,565,113)	2,814,477,364
Baillie Gifford International Smaller Companies Fund	1,107,077	824,160	(86,717)	737,443
Baillie Gifford Long Term Global Growth Fund	383,425,030	411,653,261	(2,743,299)	408,909,962
Baillie Gifford Positive Change Equities Fund	63,747,102	31,624,889	(550,499)	31,074,390
Baillie Gifford U.S. Equity Growth Fund	63,790,341	35,951,715	(534,561)	35,417,154

Note B — Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the

Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds (the "Advisory Agreement"), each Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford China A Shares Fund	$0 - $2 >$2 - $5 Above $5	0.55 0.51% 0.49%%
Baillie Gifford Developed EAFE All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35 0.31% 0.29%%
Baillie Gifford EAFE Plus All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35 0.31% 0.29%%
Baillie Gifford Emerging Markets Equities Fund	$0 - $2 >$2 - $5 Above $5	0.55 0.51% 0.49%%
Baillie Gifford Global Alpha Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40 0.36% 0.34%%

Notes to Financial Statements

Annual Report December 31, 2020

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford Global Stewardship Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33 0.29% 0.27%%
Baillie Gifford International Alpha Fund	$0 - $2 >$2 - $5 Above $5	0.35 0.31% 0.29%%
Baillie Gifford International Concentrated Growth Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40 0.36% 0.34%%
Baillie Gifford International Growth Fund	$0 - $2 >$2 - $5 Above $5	0.35 0.31% 0.29%%
Baillie Gifford International Smaller Companies Fund	All assets	0.58%
Baillie Gifford Long Term Global Growth Fund	$0 - $2 >$2 - $5 Above $5	0.45 0.41% 0.39%%
Baillie Gifford Positive Change Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33 0.29% 0.27%%
Baillie Gifford U.S. Equity Growth Fund	$0 - $2 >$2 - $5 Above $5	0.33 0.29% 0.27%%

The Manager has contractually agreed to waive its fees and/or bear expenses of the following Funds to the extent that such Fund's total annual operating expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed the following amounts:

Fund	Class	Expense Limitation	Expiration Date
Baillie Gifford China A Shares Fund	Class K	0.87%	April 30, 2021
	Institutional Class	0.87%	April 30, 2021
Baillie Gifford Global Stewardship Equities Fund	Class K	0.65%	April 30, 2021
	Institutional Class	0.65%	April 30, 2021
Baillie Gifford International Concentrated Growth Equities Fund	Class K	0.72%	April 30, 2021
	Institutional Class	0.72%	April 30, 2021
Baillie Gifford International Smaller Companies Fund	Class K	0.90%	April 30, 2021
	Institutional Class	0.90%	April 30, 2021
Baillie Gifford Long Term Global Growth Fund	Class 2	0.77%	April 30, 2021
	Class 3	0.70%	April 30, 2021
	Class 4	0.67%	April 30, 2021
	Class 5	0.62%	April 30, 2021
	Class K	0.77%	April 30, 2021
	Institutional Class	0.77%	April 30, 2021
Baillie Gifford Positive Change Equities Fund	Class K	0.65%	April 30, 2021
	Institutional Class	0.65%	April 30, 2021
Baillie Gifford U.S. Equity Growth Fund	Class K	0.65%	April 30, 2021
	Institutional Class	0.65%	April 30, 2021

Notes to Financial Statements

Annual Report December 31, 2020

Waived fees for all Funds are not subject to recoupment. These contractual agreements may only be terminated by the Board.

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

The Funds mentioned in the following table have adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of shares as follows:

	Baillie Gifford Developed EAFE All Cap Fund	Baillie Gifford EAFE Plus All Cap Fund	Baillie Gifford Emerging Markets Equities Fund	Baillie Gifford Global Alpha Equities Fund	Baillie Gifford International Alpha Fund	Baillie Gifford International Growth Fund	Baillie Gifford Long Term Global Growth Fund
Class 2	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Class 3	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Class 4	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Class 5	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

With respect to Class K and Institutional Class shares, the Manager is responsible for providing certain administrative services to Fund shareholders as well as coordinating, overseeing and supporting services provided to Fund shareholders by third parties, including financial intermediaries that hold accounts with the Funds, pursuant to an Administration and Supervisory Agreement between the Manager and the Trust on behalf of each Fund. Each Fund has adopted an Administration, Supervisory and Sub-Accounting Services Plan with respect to Class K and Institutional Class shares of each Fund, which authorizes each Fund to pay the Manager an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of such Fund's average net assets.

Institutional Class shares bear expenses in connection with compensating financial intermediaries for sub-transfer agency and other services. Class K shares do not bear such expenses.

The Funds may enter into certain agreements with Financial Intermediaries that require payments for sub-transfer agency services in excess of the Board approved cap on payments and/or reimbursements to Financial Intermediaries. In such instances the Manager will pay, out of its own profits, the difference between the amount due under the agreement with the Financial Intermediary and the cap on such payments and/or reimbursements approved by the Board.

The Bank of New York Mellon serves as the Funds' administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2020 were as follows:

Fund	Purchases	Sales
Baillie Gifford China A Shares Fund	$285,931	$272,233
Baillie Gifford Developed EAFE All Cap Fund	66,660,702	179,272,156
Baillie Gifford EAFE Plus All Cap Fund	226,648,243	104,076,633
Baillie Gifford Emerging Markets Equities Fund	2,014,040,254	1,037,050,614
Baillie Gifford Global Alpha Equities Fund	422,882,512	259,384,860
Baillie Gifford Global Stewardship Equities Fund	750,244	787,139

Notes to Financial Statements

Annual Report December 31, 2020

Fund	Purchases	Sales
Baillie Gifford International Alpha Fund	$1,412,620,262	$725,844,360
Baillie Gifford International Concentrated Growth Equities Fund	70,052,892	193,086,777
Baillie Gifford International Growth Fund	858,330,496	1,172,522,931
Baillie Gifford International Smaller Companies Fund	226,164	266,463
Baillie Gifford Long Term Global Growth Fund	286,247,369	194,561,908
Baillie Gifford Positive Change Equities Fund	53,719,518	19,759,742
Baillie Gifford U.S. Equity Growth Fund	57,523,596	15,067,612

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford China A Shares Fund
	Class K Shares For the Year Ended December 31, 2020		Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	373	7,058	373	7,057
Shares redeemed	—	—	—	—
Net increase (decrease)	$373	$7,058	$373	$7,057
	Baillie Gifford China A Shares Fund
	Class K Shares For the Period Ended December 31, 2019		Institutional Class Shares For the Period Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	50,000	$500,000	50,000	$500,000
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	$50,000	$500,000	$50,000	$500,000
	Baillie Gifford Developed EAFE All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2020		Class 3 Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	459	$6,000	—	$—
Shares issued in reinvestment of dividends and distributions	130,567	2,184,122	68,588	1,158,667
Shares redeemed	(4,340,986)	(65,191,959)	—	—
Net increase (decrease)	(4,209,960)	$(63,001,837)	68,588	$1,158,667

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford Developed EAFE All Cap Fund
	Class K Shares For the Year Ended December 31, 2020		Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	781,546	$9,101,965	1,343,178	$17,007,484
Shares issued in reinvestment of dividends and distributions	141,302	2,359,735	6,555	109,348
Shares redeemed	(4,944,572)	(62,538,353)	(1,318,718)	(17,016,373)
Net increase (decrease)	(4,021,724)	$(51,076,653)	31,015	$100,459
	Baillie Gifford Developed EAFE All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	519	$6,000	—	$—
Shares issued in reinvestment of dividends and distributions	196,688	2,596,461	75,196	1,002,546
Shares redeemed	(794,863)	(9,000,000)	—	—
Net increase (decrease)	(597,656)	$(6,397,539)	75,196	$1,002,546
	Baillie Gifford Developed EAFE All Cap Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	5,978,804	$73,243,343	587,848	$7,084,206
Shares issued in reinvestment of dividends and distributions	199,149	2,624,780	8,164	107,514
Shares redeemed	(2,529,710)	(29,311,401)	(80,919)	(990,117)
Net increase (decrease)	3,648,243	$46,556,722	515,093	$6,201,603
	Baillie Gifford EAFE Plus All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2020		Class 3 Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	51,681	$786,000	6,811,061	$118,434,820
Shares issued in reinvestment of dividends and distributions	270,825	5,732,100	123,158	2,604,536
Shares redeemed	(2,582,085)	(45,075,399)	—	—
Net increase (decrease)	(2,259,579)	$(38,557,299)	6,934,219	$121,039,356

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford EAFE Plus All Cap Fund
	Class K Shares For the Year Ended December 31, 2020		Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares		Amount
Shares sold	4,055,108	$70,360,885	631,289		$11,245,159
Shares issued in reinvestment of dividends and distributions	163,628	3,452,561	30,886		650,466
Shares redeemed	(1,513,484)	(28,250,000)	(172,195)		(3,196,880)
Net increase (decrease)	2,705,252	$45,563,446	489,980		$8,698,745
	Baillie Gifford EAFE Plus All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares		Amount
Shares sold	178,140	$2,723,300	—		$—
Shares issued in reinvestment of dividends and distributions	660,317	11,089,493	—		—
Shares redeemed	(35,301)	(528,300)	—		—
Net increase (decrease)	803,156	$13,284,493	—		$—
	Baillie Gifford EAFE Plus All Cap Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares		Amount
Shares sold	1,798,306	$27,900,000	585,572		$9,046,949
Shares issued in reinvestment of dividends and distributions	247,557	4,146,582	49,558		828,614
Shares redeemed	(90,034)	(1,375,000)	(51,426)		(805,468)
Net increase (decrease)	1,955,829	$30,671,582	583,704		$9,070,095
	Baillie Gifford Emerging Markets Equities Fund
	Class 2 Shares For the Year Ended December 31, 2020		Class 3 Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares		Amount
Shares sold	433,207	$10,006,000	—		$—
Shares issued in reinvestment of dividends and distributions	67,036	1,826,111	79,451		2,184,364
Shares redeemed	(736,002)	(13,000,000)	(9,780,806	)(a)	(218,894,438	)(a)
Net increase (decrease)	(235,759)	$(1,167,889)	(9,701,355)		$(216,710,074)

(a)  9,780,806 shares and $218,894,438 converted from Class 3 into Class 4.

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford Emerging Markets Equities Fund
	Class 4 Shares For the Year Ended December 31, 2020				Class 5 Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Shares sold	9,649,345	(b)	$218,894,438	(b)	12,179,541	$232,200,000
Shares issued in reinvestment of dividends and distributions	129,657		3,613,950		915,065	25,856,285
Shares redeemed	—		—		(4,209,013)	(112,120,000)
Net increase (decrease)	9,779,002		$222,508,388		8,885,593	$145,936,285

(b)  9,649,345 shares and $218,894,438 converted into Class 4 from Class 3.

	Baillie Gifford Emerging Markets Equities Fund
	Class K Shares For the Year Ended December 31, 2020				Institutional Class Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Shares sold	40,913,876		$851,114,264		23,699,958	$497,607,207
Shares issued in reinvestment of dividends and distributions	888,988		24,127,144		541,663	14,702,902
Shares redeemed	(14,622,141)		(280,870,445)		(10,401,670)	(214,228,570)
Net increase (decrease)	27,180,723		$594,370,963		13,839,951	$298,081,539
	Baillie Gifford Emerging Markets Equities Fund
	Class 2 Shares For the Year Ended December 31, 2019				Class 3 Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares	Amount
Shares sold	345,334		$7,306,000		5,731,888 (c)	$106,960,476 (c)
Shares issued in reinvestment of dividends and distributions	202,888		4,430,516		588,293	12,961,322
Shares redeemed	(5,927,081	)(d)	(109,960,476	)(d)	—	—
Net increase (decrease)	(5,378,859)		$(98,223,960)		6,320,181	$119,921,798

(c)  5,731,888 shares and $106,960,476 converted into Class 3 from Class 2.

(d)  5,781,084 shares and $106,960,476 converted from Class 2 into Class 3.

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford Emerging Markets Equities Fund
	Class 5 Shares For the Year Ended December 31, 2019		Class K Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares		Amount
Shares sold	339,491	$7,000,000	39,089,342	(e)	$797,388,161	(e)
Shares issued in reinvestment of dividends and distributions	2,195,036	49,677,405	1,848,743		40,228,644
Shares redeemed	(1,680,402)	(34,320,000)	(7,957,791)		(158,716,823)
Net increase (decrease)	854,125	$22,357,405	32,980,294		$678,899,982

(e)  6,907,896 shares and $144,490,534 converted into Class K from Institutional Class.

	Baillie Gifford Emerging Markets Equities Fund
	Institutional Class Shares For the Year Ended December 31, 2019
	Shares		Amount
Shares sold	25,316,056		$498,938,452
Shares issued in reinvestment of dividends and distributions	1,129,370		24,574,424
Shares redeemed	(10,339,139	)(f)	(213,958,164	)(f)
Net increase (decrease)	16,106,287		$309,554,712

(f)  6,914,479 shares and $144,490,534 converted from Institutional Class into Class K.

	Baillie Gifford Global Alpha Equities Fund
	Class 2 Shares For the Year Ended December 31, 2020		Class 3 Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares		Amount
Shares sold	1,395,617	$21,406,000	—		$—
Shares issued in reinvestment of dividends and distributions	663,645	13,975,368	701,609		15,207,661
Shares redeemed	(767,153)	(12,867,763)	(21,376,629	)(a)	(440,824,236	)(a)
Net increase (decrease)	1,292,109	$22,513,605	(20,675,020)		$(425,616,575)

(a)  21,047,679 shares and $433,824,236 converted from Class 3 into Class 4.

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford Global Alpha Equities Fund
	Class 4 Shares For the Year Ended December 31, 2020				Class K Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Shares sold	21,747,419	(b)	$453,824,236	(b)	8,761,839	$162,657,595
Shares issued in reinvestment of dividends and distributions	1,651,924		36,754,305		757,044	15,897,930
Shares redeemed	(1,398,930)		(25,000,000)		(1,779,493)	(36,392,473)
Net increase (decrease)	22,000,413		$465,578,541		7,739,390	$142,163,052

(b)  20,503,932 shares and $433,824,236 converted into Class 4 from Class 3.

	Baillie Gifford Global Alpha Equities Fund
	Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount
Shares sold	1,312,156	$22,514,998
Shares issued in reinvestment of dividends and distributions	75,658	1,590,334
Shares redeemed	(79,590)	(1,613,033)
Net increase (decrease)	1,308,224	$22,492,299

	Baillie Gifford Global Alpha Equities Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	352,252	$5,506,000	536,067	$8,000,000
Shares issued in reinvestment of dividends and distributions	570,983	9,449,544	1,794,175	30,477,830
Shares redeemed	(253,860)	(4,000,000)	(2,060,990)	(33,788,000)
Net increase (decrease)	669,375	$10,955,544	269,252	$4,689,830
	Baillie Gifford Global Alpha Equities Fund
	Class 4 Shares For the Year Ended December 31, 2019		Class K Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,248,756	$34,752,614
Shares issued in reinvestment of dividends and distributions	443,524	7,732,135	270,053	4,458,584
Shares redeemed	—	—	(733,836)	(11,265,988)
Net increase (decrease)	443,524	$7,732,135	1,784,973	$27,945,210

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford Global Alpha Equities Fund
	Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	24	386
Shares redeemed	—	—
Net increase (decrease)	24	$386

	Baillie Gifford Global Stewardship Equities Fund
	Class K Shares For the Year Ended December 31, 2020				Institutional Class Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Shares sold	—		$—		—		$—
Shares issued in reinvestment of dividends and distributions	5,710		111,795		5,709		111,795
Shares redeemed	—		—		—		—
Net increase (decrease)	5,710		$111,795		5,709		$111,795
	Baillie Gifford Global Stewardship Equities Fund
	Class K Shares For the Year Ended December 31, 2019				Institutional Class Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares		Amount
Shares sold	—		$—		—		$—
Shares issued in reinvestment of dividends and distributions	1,828		21,386		1,828		21,386
Shares redeemed	—		—		—		—
Net increase (decrease)	1,828		$21,386		1,828		$21,386
	Baillie Gifford International Alpha Fund
	Class 2 Shares For the Year Ended December 31, 2020				Class 3 Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Shares sold	7,362,309		$72,006,000		23,777,552	(b)	$295,090,505	(b)
Shares issued in reinvestment of dividends and distributions	490,406		8,221,408		1,000,902		17,027,749
Shares redeemed	(23,786,305	)(a)	(294,390,504	)(a)	(28,848,451	)(c)	(453,876,207	)(c)
Net increase (decrease)	(15,933,590)		$(214,163,096)		(4,069,997)		$(141,757,953)

(a)  21,633,450 shares and $262,890,504 converted from Class 2 into Class 3.

(b)  21,327,203 shares and $262,890,504 converted into Class 3 from Class 2.

(c)  25,129,907 shares and $394,280,702 converted from Class 3 into Class 4.

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford International Alpha Fund
	Class 4 Shares For the Year Ended December 31, 2020				Class 5 Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Shares sold	24,894,421	(d)	$397,280,701	(d)	933,778	$11,000,000
Shares issued in reinvestment of dividends and distributions	1,424,466		24,650,239		192,144	3,388,104
Shares redeemed	(5,267,481)		(84,000,000)		—	—
Net increase (decrease)	21,051,406		$337,930,940		1,125,922	$14,388,104

(d)  24,699,662 shares and $394,280,702 converted into Class 4 from Class 3.

	Baillie Gifford International Alpha Fund
	Class K Shares For the Year Ended December 31, 2020				Institutional Class Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Shares sold	33,933,960	(e)	$488,403,549	(e)	41,667,953	(g)	$572,999,510	(g)
Shares issued in reinvestment of dividends and distributions	1,317,169		21,998,469		987,601		16,542,889
Shares redeemed	(12,293,910	)(f)	(180,996,529	)(f)	(8,421,705	)(h)	(120,707,617	)(h)
Net increase (decrease)	22,957,219		$329,405,489		34,233,849		$468,834,782

(e)  3,152,072 shares and $43,253,757 converted into Class K from Institutional Class.

(f)  29,884 shares and $442,302 converted from Class K into Institutional Class.

(g)  29,783 shares and $442,302 converted into Institutional Class from Class K.

(h)  3,142,905 shares and $43,253,757 converted from Institutional Class into Class K.

	Baillie Gifford International Alpha Fund
	Class 2 Shares For the Year Ended December 31, 2019				Class 3 Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares		Amount
Shares sold	8,507,431	(i)	$107,216,862	(i)	15,916,592	(j)	$202,113,924	(j)
Shares issued in reinvestment of dividends and distributions	1,793,560		24,482,634		2,288,958		31,689,022
Shares redeemed	(3,555,835)		(44,700,000)		(25,793,251	)(k)	(335,095,740	)(k)
Net increase (decrease)	6,745,156		$86,999,496		(7,587,701)		$(101,292,794)

(i)  7,357,093 shares and $92,210,862 converted into Class 2 from Class 3.

(j)  15,604,447 shares and $198,213,924 converted into Class 3 from Class 4.

(k)  7,259,326 shares and $92,210,862 converted from Class 3 into Class 2 and 15,604,447 shares and $204,511,879 converted from Class 3 into Class 4.

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford International Alpha Fund
	Class 4 Shares For the Year Ended December 31, 2019				Class 5 Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares	Amount
Shares sold	15,348,444	(l)	$204,511,879	(l)	—	$—
Shares issued in reinvestment of dividends and distributions	1,939,766		27,316,172		341,248	4,893,497
Shares redeemed	(15,349,714	)(m)	(198,213,924	)(m)	—	—
Net increase (decrease)	1,938,496		$33,614,127		341,248	$4,893,497

(l)  15,348,444 shares and $204,511,879 converted into Class 4 from Class 3.

(m)  15,349,714 shares and $198,213,924 converted from Class 4 into Class 3.

	Baillie Gifford International Alpha Fund
	Class K Shares For the Year Ended December 31, 2019				Institutional Class Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares		Amount
Shares sold	15,999,769		$197,754,519		8,054,702	(o)	$100,370,867	(o)
Shares issued in reinvestment of dividends and distributions	1,769,959		24,087,396		445,383		6,083,368
Shares redeemed	(2,884,462	)(n)	(36,825,366	)(n)	(2,727,853)		(33,820,482)
Net increase (decrease)	14,885,266		$185,016,549		5,772,232		$72,633,753

(n)  10,676 shares and $141,572 converted from Class K into Institutional Class.

(o)  10,644 shares and $141,572 converted into Institutional Class from Class K.

	Baillie Gifford International Concentrated Growth Equities Fund
	Class K Shares For the Year Ended December 31, 2020		Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	2,646,999	$33,989,078	1,288,248	$21,921,486
Shares issued in reinvestment of dividends and distributions	3,145,048	38,023,629	1,136,294	13,601,434
Shares redeemed	(10,365,471)	(178,597,888)	(1,016,427)	(13,118,779)
Net increase (decrease)	(4,573,424)	$(106,585,181)	1,408,115	$22,404,141

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford International Concentrated Growth Equities Fund
	Class K Shares For the Year Ended December 31, 2019				Institutional Class Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares	Amount
Shares sold	1,622,013		$20,684,000		16,086	$176,417
Shares issued in reinvestment of dividends and distributions	13,687		175,602		111	1,431
Shares redeemed	—		—		(1,567)	(14,572)
Net increase (decrease)	1,635,700		$20,859,602		14,630	$163,276
	Baillie Gifford International Growth Fund
	Class 2 Shares For the Year Ended December 31, 2020				Class 3 Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Shares sold	5,590,575		$81,506,000		34,452,980 (b)	$592,448,173 (b)
Shares issued in reinvestment of dividends and distributions	2,589,071		55,541,011		2,976,844 (c)	64,060,790 (c)
Shares redeemed	(40,310,173	)(a)	(695,348,173	)(a)	(42,757,002)	(764,520,237)
Net increase (decrease)	(32,130,527)		$(558,301,162)		(5,327,178)	$(108,011,274)

(a)  34,160,773 shares and $585,048,173 converted from Class 2 into Class 3.

(b)  34,079,090 shares and $585,048,173 converted from Class 2 into Class 3.

(c)  25,065,507 shares and $434,310,417 converted from Class 3 into Class 4.

	Baillie Gifford International Growth Fund
	Class 4 Shares For the Year Ended December 31, 2020				Class 5 Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Shares sold	25,043,754	(d)	$434,310,417	(d)	—	$—
Shares issued in reinvestment of dividends and distributions	4,238,692		91,315,840		7,885,948	170,297,829
Shares redeemed	(3,853,216)		(78,000,000)		(11,604,279)	(225,000,000)
Net increase (decrease)	25,429,230		$447,626,257		(3,718,331)	$(54,702,171)

(d)  25,043,754 shares and $434,310,417 converted from Class 3 into Class 4.

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford International Growth Fund
	Class K Shares For the Year Ended December 31, 2020		Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	5,745,433	$115,840,279	12,952,871	$230,631,609
Shares issued in reinvestment of dividends and distributions	320,740	6,873,455	1,347,216	28,803,483
Shares redeemed	(12,214)	(229,035)	(1,797,254)	(32,662,300)
Net increase (decrease)	6,053,959	$122,484,699	12,502,833	$226,772,792
	Baillie Gifford International Growth Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	5,107,421	$64,526,000	819,205	$9,300,000
Shares issued in reinvestment of dividends and distributions	660,349	9,691,346	435,063	6,398,737
Shares redeemed	(4,742,078)	(63,189,038)	(393,803)	(5,000,000)
Net increase (decrease)	1,025,692	$11,028,308	860,465	$10,698,737
	Baillie Gifford International Growth Fund
	Class 4 Shares For the Year Ended December 31, 2019		Class 5 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	230,029	3,385,754	1,089,463	16,066,961
Shares redeemed	—	—	—	—
Net increase (decrease)	230,029	$3,385,754	1,089,463	$16,066,961
	Baillie Gifford International Growth Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,790,773	$21,930,555
Shares issued in reinvestment of dividends and distributions	5	77	19,517	285,728
Shares redeemed	—	—	(162,113)	(2,123,738)
Net increase (decrease)	5	$77	1,648,177	$20,092,545

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford International Smaller Companies Fund
	Class K Shares For the Year Ended December 31, 2020		Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares		Amount
Shares sold	—	$—	—		$—
Shares issued in reinvestment of dividends and distributions	2,310	40,101	2,311		40,101
Shares redeemed	—	—	—		—
Net increase (decrease)	2,310	$40,101	2,311		$40,101
	Baillie Gifford International Smaller Companies Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares		Amount
Shares sold	—	$—	—		$—
Shares issued in reinvestment of dividends and distributions	1,198	14,729	1,198		14,729
Shares redeemed	—	—	—		—
Net increase (decrease)	1,198	$14,729	1,198		$14,729
	Baillie Gifford Long Term Global Growth Fund
	Class 2 Shares For the Year Ended December 31, 2020		Class 4 Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares		Amount
Shares sold	6,508	$164,000	—		$—
Shares issued in reinvestment of dividends and distributions	268,661	10,181,428	—		—
Shares redeemed	(333,008)	(12,000,000)	(3,085,974	)(a)	(113,363,867	)(a)
Net increase (decrease)	(57,839)	$(1,654,572)	(3,085,974)		$(113,363,867)

(a)  2,948,106 shares and $109,513,867 converted from Class 4 into Class 5.

	Baillie Gifford Long Term Global Growth Fund
	Class 5 Shares For the Year Ended December 31, 2020				Class K Shares For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Shares sold	2,745,672	(b)	$109,513,867	(b)	1,689,135	$52,083,127
Shares issued in reinvestment of dividends and distributions	137,077		6,648,326		448,850	17,015,889
Shares redeemed	(684,445)		(32,000,000)		(2,966,787)	(83,087,481)
Net increase (decrease)	2,198,304		$84,162,193		(828,802)	$(13,988,465)

(b)  2,745,672 shares and $109,513,867 converted into Class 5 from Class 4.

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford Long Term Global Growth Fund
	Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount
Shares sold	6,896,944	$223,565,185
Shares issued in reinvestment of dividends and distributions	684,278	25,886,267
Shares redeemed	(1,199,421)	(38,874,654)
Net increase (decrease)	6,381,801	$210,576,798

	Baillie Gifford Long Term Global Growth Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 4 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares		Amount
Shares sold	8,620	$155,750	3,082,248	(c)	$67,193,017	(c)
Shares issued in reinvestment of dividends and distributions	4,929	102,829	3,726		91,124
Shares redeemed	(54,170)	(1,000,000)	—		—
Net increase (decrease)	(40,621)	$(741,421)	3,085,974		$67,284,141

(c)  3,082,248 shares and $67,193,017 converted into Class 4 from Class 5.

	Baillie Gifford Long Term Global Growth Fund
	Class 5 Shares For the Year Ended December 31, 2019				Class K Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares	Amount
Shares sold	—		$—		1,791,287	$34,246,083
Shares issued in reinvestment of dividends and distributions	—		—		9,307	194,231
Shares redeemed	(2,981,486	)(d)	(69,693,017	)(d)	(80,257)	(1,500,000)
Net increase (decrease)	(2,981,486)		$(69,693,017)		1,720,337	$32,940,314

(d)  2,872,319 shares and $67,193,017 converted from Class 5 into Class 4.

	Baillie Gifford Long Term Global Growth Fund
	Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount
Shares sold	2,904,872	$50,656,366
Shares issued in reinvestment of dividends and distributions	3,876	80,814
Shares redeemed	(172,633)	(3,117,562)
Net increase (decrease)	2,736,115	$47,619,618

Notes to Financial Statements

Annual Report December 31, 2020

	Baillie Gifford Positive Change Equities Fund
	Class K Shares For the Year Ended December 31, 2020		Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	1,527,722	$29,045,519	807,287	$15,232,525
Shares issued in reinvestment of dividends and distributions	63,836	1,516,124	56,904	1,350,344
Shares redeemed	(301,001)	(5,528,256)	(150,680)	(3,001,141)
Net increase (decrease)	1,290,557	$25,033,387	713,511	$13,581,728
	Baillie Gifford Positive Change Equities Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	712,396	$8,086,054	72,635	$884,224
Shares issued in reinvestment of dividends and distributions	1,416	18,677	3,087	40,744
Shares redeemed	—	—	(861)	(10,610)
Net increase (decrease)	713,812	$8,104,731	74,861	$914,358
	Baillie Gifford U.S. Equity Growth Fund
	Class K Shares For the Year Ended December 31, 2020		Institutional Class Shares For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	862,472	$26,113,885	991,300	$29,537,484
Shares issued in reinvestment of dividends and distributions	43,694	1,747,331	33,339	1,331,225
Shares redeemed	(208,574)	(7,048,968)	(140,455)	(4,481,602)
Net increase (decrease)	697,592	$20,812,248	884,184	$26,387,107
	Baillie Gifford U.S. Equity Growth Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019*
	Shares	Amount	Shares	Amount
Shares sold	6,450	$117,664	228,252	$3,569,371
Shares issued in reinvestment of dividends and distributions	10,024	185,245	2,510	46,343
Shares redeemed	—	—	(41,228)	(732,087)
Net increase (decrease)	16,474	$302,909	189,534	$2,883,627

*   Includes a reimbursement from the Manager of $8,698 plus interest as a result of errors in the application of contractual expense waivers and subsequent purchase and redemption activity in the period.

Notes to Financial Statements

Annual Report December 31, 2020

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, the following shareholders beneficially owned 25% or more of a Fund's voting securities:

Fund	Investor	Percentage
Baillie Gifford China A Shares Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford Global Stewardship Equities Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford International Concentrated Growth Equities Fund	Crestone Securities LLC	65.37%
Baillie Gifford International Growth Fund	Teachers' Retirement System of The State of Kentucky	40.39%
Baillie Gifford International Smaller Companies Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford U.S. Equity Growth Fund	President and Fellows of Harvard College	31.27%

Purchase and redemption activity of these accounts may have a significant effect on the operation of each Fund.

At December 31, 2020, Baillie Gifford International LLC, a wholly owned subsidiary of the Manager, owned 100% of Baillie Gifford China A Shares Fund, Baillie Gifford Global Stewardship Equities Fund and Baillie Gifford International Smaller Companies Fund and as a result may be deemed to control such Funds.

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G — Line of Credit

The Trust entered into a committed facility with Bank of New York Mellon on May 1, 2017, renewed April 21, 2020, and expiring April 20, 2021 which allows the certain series of the Trust to borrow up to $50 million in total subject to minimum asset coverage requirements set out in the Credit Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

In normal market conditions, borrowings are charged at an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month USD LIBOR Rate. Prior to April 1, 2020, pursuant to the Committed Revolving Credit Facility Procedures adopted by the Board, any expenses including the commitment fee associated with the credit facility or borrowings thereunder were borne by the classes borrowing pursuant to the Credit Agreement. Effective April 1, 2020, any expenses associated with the credit facility or borrowings thereunder are payable at a fund level.

The rate payable at December 31, 2020 was 1.39% on any amounts drawn down.

Notes to Financial Statements

Annual Report December 31, 2020

The following borrowings were made against the credit facility during the period:

Fund	Date of Borrowing	Full Repayment Date	Maximum Amount Borrowed	Average Amount Borrowed*	Average Interest Rate
Baillie Gifford Developed EAFE All Cap Fund	4/02/2020 6/01/2020 9/01/2020	4/06/2020 6/02/2020 9/02/2020	$10,750,000 $5,700,000 $3,100,000	$5,208,333	2.23 1.43% 1.41%%
Baillie Gifford EAFE Plus All Cap Fund	6/30/2020 12/15/2020	7/02/2020 12/16/2020	$1,350,000 $2,150,000	$1,616,667	1.41 1.40%%
Baillie Gifford International Concentrated Growth Equities Fund	7/01/2020 7/22/2020 9/01/2020 9/04/2020 10/01/2020 11/17/2020	7/06/2020 7/23/2020 9/02/2020 9/10/2020 10/02/2020 11/18/2020	$12,350,000 $300,000 $18,650,000 $1,850,000 $550,000 $1,050,000	$6,073,333	1.41 1.43% 1.41% 1.40% 1.39% 1.40%%
Baillie Gifford Positive Change Equities Fund	2/21/2020 9/10/2020	2/25/2020 9/11/2020	$900,000 $1,700,000	$1,060,000	2.87 1.40%%
Baillie Gifford Long Term Global Growth Fund	7/28/2020	7/30/2020	$20,850,000	$20,525,000	1.41%
Baillie Gifford U.S. Equity Growth Fund	8/14/2020 12/01/2020	8/17/2020 12/03/2020	$2,250,000 $1,200,000	$1,730,000	1.40 1.40%%

*  Average amount borrowed is calculated using days with outstanding borrowings.

Note H — Principal Risks (unaudited)

The below is a selection of the Funds' principal risks. Additional risks of investing in a Fund are included in the Fund's prospectus.

Cash

Cash held by the Fund may be in excess of Federal Deposit Insurance Corporation (FDIC) limitations. The Manager does not expect any losses as a result of cash being in excess of FDIC limits.

Investment Style Risk

The Manager actively makes investment decisions for the Funds through bottom-up stock selection. Accordingly, the Funds will have risk characteristics that differ from their benchmark indices. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause a Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Long-Term Investment Strategy Risk

The Funds pursue a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause a Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and a Fund may not perform as expected in the long term. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

Notes to Financial Statements

Annual Report December 31, 2020

Emerging Markets Risk

To the extent the Funds invest in emerging market securities, the Funds may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

Geographic Focus Risk

Certain Funds expect to focus investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because these Funds will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

Non-Diversification Risk

A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. Baillie Gifford China A Shares Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund are all non-diversified Funds.

Market Disruption and Geopolitical Risk

Communicable diseases, including those that result in pandemics or epidemics, may pose significant threats to human health, and such diseases, along with any efforts to contain their spread, may be highly disruptive to both global and local economies and markets, with significant negative impact on individual issuers, sectors, industries, and asset classes. Significant public health crises, including those triggered by the transmission of a communicable disease and efforts to contain it may result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. All of these disruptive effects were present, for example, in the global pandemic linked to the outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 that was first reported in China in December 2019.

For further information on the risks of investing in each Fund, please refer to each Fund's prospectus.

Note I — Legal Notice (unaudited)

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Notes to Financial Statements

Annual Report December 31, 2020

FTSE Russell (U.S. Equity Growth)

FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. "TMX® " is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company's express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

S&P (U.S. Equity Growth)

The S&P 500 and S&P Global Small Cap ("Index") is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Note J — Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (the "Liquidity Rule") under the 1940 Act, the Funds have adopted and implemented a liquidity risk management program (the "Program"). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. Liquidity is managed taking into account of the investment strategy, liquidity profile, and redemption policy and history of each Fund, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund's obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

During the reporting period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as "Highly Liquid Investments." As a result, the Funds, other than Baillie Gifford International Smaller Companies Fund, have not adopted a Highly Liquid Investment minimum. Baillie Gifford International Smaller Companies Fund has adopted a Highly Liquid Investment minimum of 30% and complied with the Highly Liquid Investment minimum throughout the period. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the reporting period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Manager, which has been designated by the Board to administer the Program, determined that, during the reporting period, the Program operated adequately and effectively to manage the Funds' liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks applicable to the Funds can be found in the Funds' prospectuses.

Note K — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

As of April 30, 2021, Baillie Gifford China A Shares Fund will be renamed Baillie Gifford China A Shares Growth Fund.

There were no subsequent events identified between December 31, 2020 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2020

To the Shareholders and Board of Trustees of
Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Baillie Gifford Funds comprising the funds listed below (the "Funds") as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Growth Fund, and Baillie Gifford Long Term Global Growth Fund

	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, and 2017
Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, and Baillie Gifford Positive Change Equities Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018 and for the period from December 14, 2017 (commencement of operations) through December 31, 2017
Baillie Gifford U.S. Equity Growth Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018 and for the period from April 28, 2017 (commencement of operations) through December 31, 2017
Baillie Gifford International Smaller Companies Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019 and for the period from December 19, 2018 (commencement of operations) through December 31, 2018
Baillie Gifford China A Shares Fund	For the year ended December 31, 2020	For the year ended December 31, 2020 and for the period December 19, 2019 (commencement of operations) through December 31, 2019

The Funds' financial highlights for the year or period ended December 31, 2016, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 25, 2021

Supplemental Information (unaudited)

Annual Report December 31, 2020

Federal Income Tax Information

The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the year ended December 31, 2020.

For corporate shareholders, the percentage of ordinary income distributions for the year/period ended December 31, 2020 for the corporate dividends-received deduction for each Fund is as follows.

Fund	Qualified Dividend Income	Dividends-received Deductions
Baillie Gifford China A Shares Fund	61.13%	0.00%
Baillie Gifford Developed EAFE All Cap Fund	88.87%	0.00%
Baillie Gifford EAFE Plus All Cap Fund	89.08%	0.00%
Baillie Gifford Emerging Markets Equities Fund	61.04%	0.00%
Baillie Gifford Global Alpha Equities Fund	85.48%	29.64%
Baillie Gifford Global Stewardship Equities Fund	100.00%	100.00%
Baillie Gifford International Alpha Fund	100.00%	0.00%
Baillie Gifford International Concentrated Growth Equities Fund	6.81%	0.06%
Baillie Gifford International Growth Fund	100.00%	0.00%
Baillie Gifford International Smaller Companies Fund	100.00%	0.00%
Baillie Gifford Long Term Global Growth Fund	0.00%	0.00%
Baillie Gifford Positive Change Equities Fund	0.00%	0.00%
Baillie Gifford U.S. Equity Growth Fund	0.00%	0.00%

In February 2021, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2020.

Foreign Taxes Paid — The following Funds elect under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2020, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford China A Shares Fund	—	—
Baillie Gifford Developed EAFE All Cap Fund	0.0149	0.1904
Baillie Gifford EAFE Plus All Cap Fund	0.0148	0.1693
Baillie Gifford Emerging Markets Equities Fund	0.0485	0.3892
Baillie Gifford Global Alpha Equities Fund	0.0094	0.1106
Baillie Gifford Global Stewardship Equities Fund	—	—
Baillie Gifford International Alpha Fund	0.0180	0.1901
Baillie Gifford International Concentrated Growth Equities Fund	—	—
Baillie Gifford International Growth Fund	0.0035	0.0965
Baillie Gifford International Smaller Companies Fund	—	—
Baillie Gifford Long Term Global Growth Fund	—	—
Baillie Gifford Positive Change Equities Fund	—	—
Baillie Gifford U.S. Equity Growth Fund	—	—

Supplemental Information (unaudited)

Annual Report December 31, 2020

Management of The Trust

The following tables set forth the Trustees and officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2020.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund complex overseen by Trustee(3)
Indepedent Trustees
Howard W. Chin 1952	Trustee, Chair of the Nominating and Governance Committee(4)	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	17
Pamela M. J. Cox 1952	Trustee	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	17
Bruce C. Long 1945	Trustee, Chair of the Nominating and Governance Committee(4)	Since 2009	Global Financial Consultant.	17
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	17
Donald P. Sullivan Jr.(5) 1954	Trustee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	17
Interested Trustee
David Salter(6) 1975	Trustee, Chair of the Board, and President	Since 2016 (Previously Vice President since 2014)	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chair, Baillie Gifford Funds Services LLC (broker-dealer).	17

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.

Supplemental Information (unaudited)

Annual Report December 31, 2020

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co. (investment adviser).
Graham Laybourn 1966	Vice President	Since 2018	Partner, Baillie Gifford & Co. (investment adviser).
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co. (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Partner, Baillie Gifford & Co. (investment adviser); Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Kelly Cameron 1989	Vice President	Since 2020	Client Service Manager, Baillie Gifford Overseas Limited (investment adviser).

The address of each Trustee and officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(1)  Length of time served relates to the relevant Trustee's or officer's service at the position listed under position(s) held with Trust. There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. The Chair of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager, and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes Baillie Gifford International All Cap Fund and Baillie Gifford Multi Asset Fund, whose reports are prepared separately, and Baillie Gifford Asia Ex Japan Fund and Baillie Gifford Japan Growth Fund; series of the Trust which have not yet commenced operations.

(4)  On October 1, 2020 Howard W. Chin took over as Chair of the Nominating and Governance Committee in anticipation of Bruce C. Long's retirement on December 31, 2020.

(5)  Donald P. Sullivan Jr. joined the Board as a new trustee on July 1, 2020.

(6)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager and his role as an officer of the Trust.

Additional information regarding the Trustees is in each Fund's Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of each Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent

12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing each Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their Form N-PORT. The Funds' Form N-PORT is available on the SEC's website at http://www.sec.gov. The Funds' holdings can also be found at Baillie Gifford Funds' website: http://USmutualfund.bailliegifford.com.

Copyright © Baillie Gifford & Co 2015.

BAILLIE GIFFORD FUNDS

Baillie Gifford International All Cap Fund

Annual Report

December 31, 2020

Index

Page Number
01	Management Discussion
04	Fund Expenses
06	Industry Diversification Table
07	Portfolio of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
Financial Highlights
15	Selected Data for Class 2
16	Selected Data for Class 3
17	Selected Data for Class 5
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
Supplemental Information
28	Federal Income Tax Information
29	Management of the Trust

Source: © David Robertson / Alamy Stock Photo

This report is intended for shareholders of Baillie Gifford International All Cap Fund (the "Fund") and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time. All investments entail risk, including the possible loss of principal.

Management Discussion (unaudited)

Annual Report December 31, 2020

Baillie Gifford International All Cap Fund

Market Conditions and Review of Performance during 2020

What a year 2020 has been. The novel coronavirus ("COVID-19") pandemic has swept across the globe. It continues to impact people's health and well-being, but also their habits and lives more generally. The observation often attributed to Lenin that, "there are decades where nothing happens and there are weeks where decades happen," has rarely seemed so apt. In many cases, the measures to combat the COVID-19 pandemic included lockdowns of public life to varying, often extreme, degrees. Unsurprisingly, this has had an immense impact on some of the businesses held in the Fund.

As long-term fundamental stock pickers, we cannot and do not attempt to predict the events of the future, but we can take steps to try to ensure that the Fund's holdings are prepared for any eventuality they might face. We do this by investing in what we perceive to be good quality growth companies with characteristics that make them "anti-fragile." That is, businesses that we believe will not only survive and endure through thick and thin, but those that we think will disrupt incumbents and create profits over the long term, as well as emerge stronger than their peers over time. For some of the Fund's holdings, it has been a time of tremendous progress and opportunity. The large-scale social experiment of confining a significant portion of the world's population to their homes over the past year in many ways reinforced and accelerated existing trends. Nowhere has this been more obvious and pronounced than in retail, which witnessed a dramatic increase in e-commerce penetration.

In terms of stock attribution, three of the top performers for the past year have been Shopify, Taiwan Semiconductor Manufacturing Company and Zalando.

Shopify, the Canadian listed 'all-in-one' e-commerce solutions provider delivered exceptionally strong operational performance throughout the past year. It has also expanded its services and seen strong growth in its payments and supply chain businesses, as well as the core subscription and merchandise solutions business lines. In many respects, the lockdown environment has been a perfect storm for the business and its customers, which are anyone wanting to sell online.

Taiwan Semiconductor Manufacturing Company, the world's largest dedicated semiconductor foundry, had a good 2020. Over the last year, it had strong operating results and strong order volumes and continues to invest significantly in, expand and improve its production facilities. Its competition continues to struggle to keep up in terms of investment levels and technology. We believe the outlook for the business is promising with strong demand from high performance computing and 5G telecoms.

Zalando was a further contributor to 2020 performance. The e-commerce company specializes in fashion retail and is the European leader in this space. We believe it has an enormous potential market with the shift of fashion to online, and the company has made long-term investments in its logistics infrastructure. Over the last year it had strong operating results, a significant uptick in user numbers as people migrated online for apparel spend, and also increased spend per user. Even more encouragingly, it has partnered with a number of brick and mortar retailers and is also exploring opportunities to enter new markets.

Amongst the negative contributors to performance during the 12-month period were Hargreaves Lansdown, Raia Drogasil and Treasury Wine Estates.

A notable detractor to performance for 2020 was Hargreaves Lansdown, a leading U.K. investment savings platform. Over the long-term, it has been a beneficiary of the shift from defined benefit to defined contribution pensions in the U.K. market and more generally from making investment easy for their customers. Its performance has been somewhat lackluster. In particular its growth in assets under management subdued in 2020 and one of its founders has continued to sell his holding. The U.K. stock market has also lagged many other international stock markets over 2020 and that has further weighed on the share price.

Raia Drogasil, the Brazilian pharmacy chain, was also a notable detractor. Though it is a business that should benefit at these times, growth has been disappointing, and Brazil, like many other emerging economies, has been hit hard by the COVID-19 pandemic.

Treasury Wine Estates, the Australian listed global wine business, also had a marked period of underperformance in 2020. The company has faced some considerable headwinds with China having announced large tariffs on wine imports following an anti-dumping investigation plus fractious Chinese-Australian relations. It has also had a change in management and had weaker operational results over the past year.

As investors it's natural for us to be asked for predictions about the future. In those moments it's worth recalling a quote attributed to U.S. baseball player Yogi Berra: "It's tough to make predictions, especially about the future." We must remain humble about what we (can) know and be willing and ready to change our minds as new facts emerge. We do, however, strongly believe that a careful

01

Management Discussion (unaudited)

Annual Report December 31, 2020

selection of great growth businesses which are run by aligned management teams should thrive over the long term. Our task then is to focus on finding these exceptional companies and develop the fortitude to own them for, not just the year ahead, but long periods of time.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The

International All Cap Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Contemporary Amperex Technology Co., ICICI Lombard, Kering, Li Ning, LVMH, Meituan Dianping, MercadoLibre, Rational, Remy Cointreau, Ubisoft Entertainment

Complete Sales:

Infineon, Jupiter Fund Management, Legrand, MS&AD Insurance, Novozymes, Public Bank, Schindler, U-Blox

02

Management Discussion (unaudited)

Annual Report December 31, 2020

Fund Performance for periods ended 12/31/20 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford International All Cap Fund Class 2*	33.31%	14.27%	10.88%	04/09/13
Baillie Gifford International All Cap Fund Class 3	33.40%	14.35%	10.94%	05/01/13
Baillie Gifford International All Cap Fund Class 5**	33.51%	14.32%	10.91%	07/10/19
MSCI ACWI (ex U.S.) Index	11.13%	9.43%	6.90%	09/24/12

*  Performance for Class 2 shares prior to their date of inception is derived from the historical performance of Class 1 shares (inception date Septepmber 24, 2012), and has not been adjusted for the lower shareholder servicing fees applicable to Class 2 shares.

**  Performance for Class 5 shares prior to their date of inception (July 10, 2019) is derived from the historical performance of Class 2 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares. Prior to the inception of Class 2 (April 9, 2013), Class 5 shares historical performance is derived from Class 1 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2020. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

03

Fund Expenses (unaudited)

Annual Report December 31, 2020

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, which may include purchase fees and redemption fees and (2) ongoing costs, including advisory fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase fees and redemption fees. Therefore, the second line of the table labeled "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

04

Fund Expenses (unaudited)

Annual Report December 31, 2020

	Account Value 7/01/20	Ending Beginning Value 12/31/20	Annualized Account Based on the Period 7/01/20 to 12/31/20	Expense Ratios Expenses Paid During Period*
Baillie Gifford International All Cap Fund — Class 2
Actual	$1,000	$1,315.90	0.61%	$3.55
Hypothetical (5% return before expenses)	$1,000	$1,022.07	0.61%	$3.10
Baillie Gifford International All Cap Fund — Class 3
Actual	$1,000	$1,316.40	0.54%	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,022.42	0.54%	$2.75
Baillie Gifford International All Cap Fund — Class 5
Actual	$1,000	$1,316.90	0.46%	$2.68
Hypothetical (5% return before expenses)	$1,000	$1,022.82	0.46%	$2.34

*  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the six-month period).

Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the period end December 31, 2020. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent period may differ from expense ratios based on the one-year data in the financial highlights.

05

Industry Diversification Table

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International All Cap Fund

	Value	% of Total Net Assets
Apparel	$23,740,235	4.1%
Auto Manufacturers	5,460,681	1.0
Auto Parts & Equipment	3,981,940	0.7
Banks	6,265,510	1.1
Beverages	24,791,226	4.3
Building Materials	16,361,655	2.8
Chemicals	14,916,749	2.6
Commercial Services	5,454,938	0.9
Computers	12,224,387	2.1
Cosmetics/Personal Care	15,762,998	2.7
Diversified Financial Services	16,405,834	2.9
Electrical Components & Equipment	3,932,208	0.7
Electronics	40,685,128	7.1
Engineering & Construction	3,498,655	0.6
Food	7,169,101	1.3
Hand/Machine Tools	8,290,187	1.4
Healthcare — Products	28,218,298	4.9
Holding Companies — Diversified	2,606,717	0.5
Home Furnishings	5,561,253	1.0
Insurance	20,706,069	3.6
Internet	132,645,442	23.1
Investment Companies	5,535,319	1.0
Leisure Time	7,396,892	1.3
Machinery — Construction & Mining	9,322,605	1.6
Machinery — Diversified	34,008,244	5.9
Oil & Gas Services	1,996,059	0.3
Retail	48,979,382	8.5
Semiconductors	38,485,433	6.7
Software	19,256,248	3.4
Telecommunications	6,366,077	1.1
Total Value of Investments	570,025,470	99.2
Other assets less liabilities	4,471,149	0.8
Net Assets	$574,496,619	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

06

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International All Cap Fund

	Shares	Value
COMMON STOCKS — 97.5%
ARGENTINA — 1.6%
MercadoLibre, Inc. *	5,642	$9,451,591
AUSTRALIA — 2.9%
Cochlear Ltd.	51,613	7,531,131
SEEK Ltd.	281,000	6,160,887
Treasury Wine Estates Ltd.	405,952	2,936,594
		16,628,612
BRAZIL — 1.0%
Raia Drogasil SA	1,184,500	5,693,983
CANADA — 4.3%
Fairfax Financial Holdings Ltd.	8,057	2,746,115
Shopify, Inc., Class A *	19,649	22,241,685
		24,987,800
CHINA — 11.0%
Alibaba Group Holding Ltd. ADR *	56,431	13,133,187
Baidu, Inc. ADR *	26,504	5,731,225
Contemporary Amperex Technology Co., Ltd., Class A	73,055	3,932,208
Li Ning Co., Ltd.	1,070,500	7,366,276
Meituan, Class B *	281,400	10,592,869
Ping An Insurance Group Co. of China Ltd., Class H	438,500	5,336,377
Prosus NV *	42,577	4,597,409
Trip.com Group Ltd. ADR *	94,741	3,195,614
Tsingtao Brewery Co., Ltd., Class H	884,057	9,262,178
		63,147,343
FINLAND — 1.2%
Kone Oyj, B Shares	83,560	6,808,481
FRANCE — 4.5%
Kering	7,826	5,679,594
LVMH Moet Hennessy Louis Vuitton SE	9,998	6,258,762
Remy Cointreau SA	41,953	7,830,776
Ubisoft Entertainment SA *	61,674	5,943,437
		25,712,569

The accompanying notes are an integral part of the financial statements.
07

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International All Cap Fund

	Shares	Value
GERMANY — 7.9%
adidas AG *	22,092	$8,037,179
Bechtle AG	56,090	12,224,387
Nemetschek SE	52,072	3,869,906
Rational AG	5,978	5,561,253
Zalando SE *	142,809	15,884,855
		45,577,580
HONG KONG — 3.9%
AIA Group Ltd.	770,400	9,388,188
Jardine Matheson Holdings Ltd.	46,600	2,606,717
Jardine Strategic Holdings Ltd.	87,400	2,174,512
Techtronic Industries Co., Ltd.	580,000	8,290,187
		22,459,604
INDIA — 4.9%
Asian Paints Ltd.	297,856	11,282,284
Housing Development Finance Corp., Ltd.	246,140	8,623,749
ICICI Lombard General Insurance Co., Ltd.*	155,201	3,235,388
MakeMyTrip Ltd. *	75,532	2,230,460
United Spirits Ltd. *	325,990	2,583,507
		27,955,388
IRELAND — 1.3%
Kingspan Group PLC *	103,175	7,234,911
JAPAN — 18.3%
Denso Corp.	66,900	3,981,940
Kakaku.com, Inc.	168,600	4,615,148
Kao Corp.	52,900	4,086,854
Keyence Corp.	13,700	7,706,483
Murata Manufacturing Co., Ltd.	108,300	9,804,350
Nidec Corp.	85,900	10,867,034
Olympus Corp.	453,000	9,917,935
Pigeon Corp.	92,200	3,805,346
Shimano, Inc.	31,600	7,396,892
Shiseido Co., Ltd.	113,700	7,870,798
SMC Corp.	15,300	9,344,285
SoftBank Group Corp.	82,000	6,366,077
Sugi Holdings Co., Ltd.	42,700	2,852,316

The accompanying notes are an integral part of the financial statements.
08

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International All Cap Fund

	Shares	Value
Suzuki Motor Corp.	117,800	$5,460,681
Sysmex Corp.	89,500	10,769,233
		104,845,372
MEXICO — 0.4%
Wal-Mart de Mexico SAB de CV	883,900	2,482,977
NETHERLANDS — 2.5%
ASML Holding NV	29,196	14,136,038
NEW ZEALAND — 1.6%
Xero Ltd. *	83,198	9,442,906
PORTUGAL — 0.9%
Jeronimo Martins SGPS SA	297,125	4,994,589
SINGAPORE — 1.1%
United Overseas Bank Ltd.	367,599	6,265,510
SOUTH AFRICA — 1.5%
Naspers Ltd., N Shares	42,607	8,724,836
SOUTH KOREA — 0.8%
NAVER Corp. *	17,356	4,678,644
SPAIN — 1.3%
Industria de Diseno Textil SA	232,248	7,371,514
SWEDEN — 5.3%
Atlas Copco AB, A Shares	4,093	210,366
Atlas Copco AB, B Shares	221,412	9,938,628
Epiroc AB, B Shares	335,837	5,669,502
Investor AB, B Shares	76,052	5,535,319
Nibe Industrier AB, B Shares	278,307	9,126,744
		30,480,559
SWITZERLAND — 1.3%
Compagnie Financiere Richemont SA	81,108	7,327,461

The accompanying notes are an integral part of the financial statements.
09

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International All Cap Fund

	Shares	Value
TAIWAN — 4.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	223,307	$24,349,395
THAILAND — 0.4%
Thai Beverage PCL	3,912,700	2,178,171
UNITED KINGDOM — 10.0%
ASOS PLC *	63,108	4,112,695
Auto Trader Group PLC	988,551	8,046,546
Burberry Group PLC *	154,164	3,764,700
Hargreaves Lansdown PLC	373,742	7,782,085
HomeServe PLC	249,869	3,498,655
Intertek Group PLC	70,623	5,454,938
John Wood Group PLC *	473,186	1,996,059
Johnson Matthey PLC	109,701	3,634,465
Rightmove PLC *	1,081,046	9,604,853
Trainline PLC *	952,836	6,058,101
Weir Group PLC (The) *	134,357	3,653,103
		57,606,200
UNITED STATES — 3.4%
Mettler-Toledo International, Inc. *	8,864	10,102,123
Spotify Technology SA *	30,095	9,469,693
		19,571,816
Total Common Stocks
(cost $302,377,083)		560,113,850
PREFERRED STOCKS — 1.7%
GERMANY — 1.7%
Sartorius AG 0.10% (cost $2,494,583)	23,533	9,911,620
TOTAL INVESTMENTS — 99.2%
(cost $304,871,666)		$570,025,470
Other assets less liabilities — 0.8%		4,471,149
NET ASSETS — 100.0%		$574,496,619

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in the Fund's Prospectus for Private Placement.

The accompanying notes are an integral part of the financial statements.
10

Portfolio of Investments

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International All Cap Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$132,329,129	$427,784,721	$—	$560,113,850
Preferred Stocks **	—	9,911,620	—	9,911,620
Total	$132,329,129	$437,696,341	$—	$570,025,470

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.
11

Statement of Assets and Liabilities

Annual Report December 31, 2020

December 31, 2020
Baillie Gifford International All Cap Fund

ASSETS
Investments, at value (cost $304,871,666)	$570,025,470
Cash	5,670,198
Tax reclaims receivable	271,278
Dividends receivable	268,880
Total Assets	576,235,826
LIABILITIES
Deferred India capital gains tax liability (Note A)	974,343
Advisory fee payable	483,171
Servicing fee payable	159,335
Trustee fee payable	4,333
Commitment fee payable	793
Accrued expenses	117,232
Total Liabilities	1,739,207
NET ASSETS	$574,496,619
COMPOSITION OF NET ASSETS
Paid-in capital	$312,271,663
Total distributable earnings	262,224,956
$574,496,619
NET ASSET VALUE, PER SHARE
Class 2 ($183,036,972 / 9,029,508 shares outstanding), unlimited authorized, no par value	$20.27
Class 3 ($331,138,339 / 16,151,342 shares outstanding), unlimited authorized, no par value	$20.50
Class 5 ($60,321,308 / 2,878,422 shares outstanding), unlimited authorized, no par value	$20.96

The accompanying notes are an integral part of the financial statements.
12

Statement of Operations

Annual Report December 31, 2020

For the Year Ended December 31, 2020
Baillie Gifford International All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $523,765)	$4,658,820
Interest	14,264
Total Investment Income	4,673,084
EXPENSES
Advisory fee (Note B)	1,673,825
Shareholder Servicing fees — Class 2 shares (Note B)	280,618
Shareholder Servicing fees — Class 3 shares (Note B)	265,852
Shareholder Servicing fees — Class 5 shares (Note B)	9,463
Transfer agency	51,645
Fund accounting	186,602
Custody	83,221
Legal	59,535
Professional fees	31,703
Trustees' fees	16,324
Commitment fees	2,465
Miscellaneous	28,713
Total Expenses	2,689,966
Net Investment Income	1,983,118
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments (net of India capital gains tax expense of $32,267)	25,913,013
Foreign currency transactions	58,743
25,971,756
Net change in unrealized appreciation on:
Investments (net of deferred India capital gains tax expense of $382,687) (Note A)	123,283,098
Translation of net assets and liabilities denominated in foreign currencies	17,804
123,300,902
Net realized and unrealized gain	149,272,659
NET INCREASE IN NET ASSETS FROM OPERATIONS	$151,255,776

The accompanying notes are an integral part of the financial statements.
13

Statements of Changes in Net Assets

Annual Report December 31, 2020

Baillie Gifford International All Cap Fund

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,983,118	$8,320,719
Net realized gain	25,971,756	12,212,397
Net change in unrealized appreciation	123,300,902	99,030,743
Net increase in net assets from operations	151,255,776	119,563,859
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(7,087,594)	(7,024,708)
Class 3	(12,911,540)	(4,352,607)
Class 5	(2,339,465)	(1,252,272)
Total Distributions to Shareholders	(22,338,599)	(12,629,587)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	7,000,000	—
Class 3	103,690,220	—
Class 4	—	39,464,199 *
Class 5	—	40,720,857 *
Dividends reinvested:
Class 2	7,087,595	7,024,708
Class 3	12,911,540	4,352,607
Class 5	2,339,464	1,252,272
Cost of shares redeemed:
Class 2	(134,690,220)	(52,832,371)
Class 3	(15,000,000)	—
Class 4	—	(40,720,857)*
Class 5	—	(39,464,199)*
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(16,661,401)	(40,202,784)
Total Increase in Net Assets	112,255,776	66,731,488
NET ASSETS
Beginning of year	462,240,843	395,509,355
End of year	$574,496,619	$462,240,843

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.
14

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$15.82	$12.26		$14.85	$11.44	$11.53
From Investment Operations
Net investment income(a)	0.06	0.27		0.15	0.14	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	5.20	3.73		(2.61)	3.46	(0.11)
Net increase (decrease) in net asset value from investment operations	5.26	4.00		(2.46)	3.60	0.06
Dividends and Distributions to Shareholders
From net investment income	(0.18)	(0.44)		(0.13)	(0.19)	(0.15)
From net realized gain on investments	(0.63)	—		—	—	—
Total Dividends and Distributions	(0.81)	(0.44)		(0.13)	(0.19)	(0.15)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$20.27	$15.82		$12.26	$14.85	$11.44
Total Return
Total return based on net asset value(c)	33.31%	32.65%		(16.63)%	31.45%	0.54%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$183,037	$258,860		$242,317	$324,764	$219,300
Ratio of net expenses to average net assets	0.62%	0.65%		0.64%	0.65%	0.65%
Ratio of net investment income to average net assets	0.34%	1.92	%(d)	1.02%	1.03%	1.48%
Portfolio turnover rate(e)	12%	13%		15%	12%	14%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
15

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International All Cap Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$15.99	$12.39		$15.01	$11.56	$11.65
From Investment Operations
Net investment income(a)	0.07	0.30		0.16	0.15	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	5.27	3.75		(2.64)	3.50	(0.12)
Net increase (decrease) in net asset value from investment operations	5.34	4.05		(2.48)	3.65	0.06
Dividends and Distributions to Shareholders
From net investment income	(0.20)	(0.45)		(0.14)	(0.20)	(0.15)
From net realized gain on investments	(0.63)	—		—	—	—
Total Dividends and Distributions	(0.83)	(0.45)		(0.14)	(0.20)	(0.15)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—		—	0.00 (b)	0.00 (b)
Net asset value, end of year	$20.50	$15.99		$12.39	$15.01	$11.56
Total Return
Total return based on net asset value(c)	33.40%	32.74%		(16.57)%	31.54%	0.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$331,138	$158,198		$119,176	$142,844	$108,594
Ratio of net expenses to average net assets	0.55%	0.58%		0.57%	0.58%	0.58%
Ratio of net investment income to average net assets	0.44%	2.04	%(d)	1.09%	1.13%	1.55%
Portfolio turnover rate(e)	12%	13%		15%	12%	14%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
16

Financial Highlights

Annual Report December 31, 2020

Baillie Gifford International All Cap Fund
Selected data for a Class 5 share outstanding throughout each period:

	For the Year Ended December 31, 2020	For the Period July 10, 2019(b) through December 31, 2019		For the Period January 1, 2019 through April 10, 2019(b)		For the Period January 10, 2018(a) through December 31, 2018
Net asset value, beginning of period	$16.33	$15.14		$12.64		$15.72
From Investment Operations
Net investment income(c)	0.09	0.20		0.06		0.18
Net realized and unrealized gain (loss) on investments and foreign currency	5.38	1.46		1.97		(3.11)
Net increase (decrease) in net asset value from investment operations	5.47	1.66		2.03		(2.93)
Dividends and Distributions to Shareholders
From net investment income	(0.21)	(0.47)		—		(0.15)
From net realized gain on investments	(0.63)	—		—		—
Total Dividends and Distributions	(0.84)	(0.47)		—		(0.15)
Net asset value, end of period	$20.96	$16.33		$14.67		$12.64
Total Return
Total return based on net asset value(d)	33.51%	10.95%		16.02%		(18.61)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$60,321	$45,183		$39,464		$34,016
Ratio of net expenses to average net assets	0.47%	0.50	%*	0.49	%*	0.49%*
Ratio of net investment income to average net assets	0.51%	2.66	%(e)	1.59	%*	1.21%*
Portfolio turnover rate(f)	12%	13%		13%		15%

*  Annualized

(a)  Commencement of investment operations.

(b)  Recommencement of investment operations. Class had no shareholders from April 11, 2019 to July 10, 2019. All shares of this class were redeemed on April 10, 2019 at $14.67. New shares were issued at $15.14 on July 10, 2019.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to one-off taxable stock dividends that were treated as income.

(f)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.
17

Notes to Financial Statements

Annual Report December 31, 2020

Note A — Organization and Accounting Policies

The Fund is a series of Baillie Gifford Funds (the "Trust"). The investment objective of the Fund is to achieve capital appreciation. For information on the specific investment strategies of the Fund and description of each share class, please refer to the Fund's Prospectus for Private Placement ("Prospectus"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on June 21, 2000, under the laws of Massachusetts. The Trust operates pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time.

The Fund's Class 2, Class 3 and Class 5 share classes had shares outstanding as of December 31, 2020.

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity Securities listed on an established securities exchange for which there is no reported sale during the day (and in the case of over-the-counter securities not so listed) are valued at the mean between the last available bid and ask prices.

Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the Board of Trustees of the Trust (the "Board"). The actual calculations may be made by persons acting pursuant to the direction of the Board or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange and such events may not be reflected in the computation of the Fund's net asset value.

If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Fund utilizes a third party pricing service which for all equity securities, except those traded on Canadian, Latin American or U.S. exchanges, subject to certain minimum confidence levels, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value

18

Notes to Financial Statements

Annual Report December 31, 2020

based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund's investments at December 31, 2020 is disclosed at the end of the Fund's Portfolio of Investments.

For the year ended December 31, 2020, there were no Level 3 investments for which significant unobservable inputs were used to determine the fair value.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Fund's securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

19

Notes to Financial Statements

Annual Report December 31, 2020

Federal Taxes

The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Fund's shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of December 31, 2020, the Fund recorded a deferred liability for potential future India capital gains taxes of $974,343.

The Fund is subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund's tax returns to determine whether the tax positions are "more- likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more- likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Fund. The previous three tax year ends remain subject to examination.

During the year ended December 31, 2020, the Fund utilized $1,771,239 in capital loss carryforwards.

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year Specified") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. During the year ended December 31, 2020, the Fund incurred and will elect to defer net post-October or late-year losses as indicated.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/ Late Year Ordinary Losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies and Foreign Tax	Total Distributable Earnings/ Accumulated Deficit
Baillie Gifford International All Cap Fund	$1,556,617	$5,651,014	$—	$—	$255,017,325	$262,224,956

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

20

Notes to Financial Statements

Annual Report December 31, 2020

Dividends and Distributions to Shareholders

The Fund intends to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Fund's policy is to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2020 and December 31, 2019, the tax characters of the dividends paid were:

Fund	Ordinary Income 2020	Long Term Capital Gains 2020	Return of Capital 2020	Ordinary Income 2019	Long Term Capital Gains 2019	Return of Capital 2019
Baillie Gifford International All Cap Fund	$5,244,726	$17,093,873	$—	$12,629,587	$—	$—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Fund's cost of investments and gross unrealized appreciation (depreciation) at December 31, 2020 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation
Baillie Gifford International All Cap Fund	$314,057,279	$283,152,846	$(27,184,655)	$255,968,191

Note B — Investment Management and Other Services

The Fund is advised and managed by the Manager. The Manager, an investment adviser registered with the

Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Fund (the "Advisory Agreement"), the Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by the Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford International All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Fund.

The Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these

21

Notes to Financial Statements

Annual Report December 31, 2020

services, the Fund pays the Manager a fee at the annualized rate of the Fund's average daily net assets attributed to each class of shares as follows:

Baillie Gifford International All Cap Fund
Class 2	0.17%
Class 3	0.10%
Class 5	0.02%

The Bank of New York Mellon serves as the Fund's administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2020 were as follows:

Fund	Purchases	Sales
Baillie Gifford International All Cap Fund	$58,191,650	$95,650,676

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford International All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2020			Class 3 Shares For the Year Ended December 31, 2020
	Shares	Amount		Shares	Amount
Shares sold	440,817	$7,000,000		6,425,102	$103,690,220	(b)
Shares issued in reinvestment of dividends and distributions	350,101	7,087,594		630,594	12,911,540
Shares redeemed	(8,124,339)	(134,690,220	)(a)	(795,798)	(15,000,000)
Net increase (decrease)	(7,333,421)	$(120,602,626)		6,259,898	$101,601,760

(a)  6,495,741 shares and $103,690,220 converted from Class 2 into Class 3.

(b)  6,425,102 shares and $103,690,220 converted into Class 3 from Class 2.

	Class 5 Shares For the Year Ended December 31, 2020
	Shares	Amount
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	111,783	2,339,465
Shares redeemed	—	—
Net increase (decrease)	111,783	$2,339,465

22

Notes to Financial Statements

Annual Report December 31, 2020

	Class 2 Shares For the Year Ended December 31, 2019				Class 3 Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares		Amount
Shares sold	—		$—		—		$—
Shares issued in reinvestment of dividends and distributions	441,467		7,024,708		270,573		4,352,607
Shares redeemed	(3,848,699)		(52,832,371)		—		—
Net increase (decrease)	(3,407,232)		$(45,807,663)		270,573		$4,352,607
	Class 4 Shares For the Year Ended December 31, 2019				Class 5 Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares		Amount
Shares sold	2,718,276	(a)	$39,464,199	(a)	2,690,403	(c)	$40,720,857	(c)
Shares issued in reinvestment of dividends and distributions	—		—		76,236		1,252,272
Shares redeemed	(2,718,276	)(b)	(40,720,857	)(b)	(2,690,460	)(d)	(39,464,199	)(d)
Net increase (decrease)	—		$(1,256,658)		76,179		$2,508,930

(a)  2,718,276 shares and $39,464,199 converted into Class 4 from Class 5.

(b)  2,718,276 shares and $40,720,857 converted from Class 4 into Class 5.

(c)  2,690,403 shares and $40,720,857 converted into Class 5 from Class 4.

(d)  2,690,460 shares and $39,464,199 converted from Class 5 into Class 4.

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, the following shareholder beneficially owned 25% or more of the Fund's voting securities:

Fund	Investor	Percentage
Baillie Gifford International All Cap Fund	The Municipal Fire & Police Retirement System of Iowa	33.78%

Purchase and redemption activity of these accounts may have a significant effect on the operation of the Fund.

Note F — Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note G — Line of Credit

The Trust entered into a committed facility with Bank of New York Mellon on May 1, 2017, renewed April 21, 2020, and expiring April 20, 2021 which allows the certain series of the Trust to borrow up to $50 million in total subject to

23

Notes to Financial Statements

Annual Report December 31, 2020

minimum asset coverage requirements set out in the Credit Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

In normal market conditions, borrowings are charged at an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month USD LIBOR Rate. Prior to April 1, 2020, pursuant to the Committed Revolving Credit Facility Procedures adopted by the Board, any expenses including the commitment fee associated with the credit facility or borrowings thereunder were borne by the classes borrowing pursuant to the Credit Agreement. Effective April 1, 2020, any expenses associated with the credit facility or borrowings thereunder are payable at a fund level.

The rate payable at December 31, 2020 was 1.39% on any amounts drawn down. The were no borrowings made against the credit facility during the period.

Note H — Principal Risks (unaudited)

The below is a selection of the Fund's principal risks. Additional risks of investing in the Fund are included in the Fund's Prospectus.

Cash

Cash held by the Fund may be in excess of Federal Deposit Insurance Corporation (FDIC) limitations. The Manager does not expect any losses as a result of cash being in excess of FDIC limits.

Investment Style Risk

The Manager actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Long-Term Investment Strategy Risk

The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

Emerging Markets Risk

To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

Geographic Focus Risk

The Fund expects to focus investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

24

Notes to Financial Statements

Annual Report December 31, 2020

Market Disruption and Geopolitical Risk

Communicable diseases, including those that result in pandemics or epidemics, may pose significant threats to human health, and such diseases, along with any efforts to contain their spread, may be highly disruptive to both global and local economies and markets, with significant negative impact on individual issuers, sectors, industries, and asset classes. Significant public health crises, including those triggered by the transmission of a communicable disease and efforts to contain it may result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. All of these disruptive effects were present, for example, in the global pandemic linked to the outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 that was first reported in China in December 2019.

For further information on the risks of investing in the Fund, please refer to the Prospectus.

Note I — Legal Notice (unaudited)

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Note J — Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (the "Liquidity Rule") under the 1940 Act, the Fund has adopted and implemented a liquidity risk management program (the "Program"). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Fund, and the terms, contents and frequency of reporting and escalation of any issues to the Board. Liquidity is managed taking into account the investment strategy, liquidity profile, and redemption policy and history of the Fund, with the objective of maintaining a level of liquidity that is appropriate in light of the Fund's obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

During the reporting period, the Fund maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as "Highly Liquid Investments." As a result, the Fund has not adopted a "Highly Liquid Investment Minimum," as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the reporting period, there were no liquidity events that materially affected the performance of the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Manager, which has been designated by the Board to administer the Program, determined that, during the reporting period, the Program operated adequately and effectively to manage the Fund's liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks applicable to the Fund can be found in the Fund's Prospectus.

25

Notes to Financial Statements

Annual Report December 31, 2020

Note K — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2020 and the issuance of the Financial Statements.

26

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2020

To the Shareholders of Baillie Gifford International All Cap Fund and
Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Baillie Gifford International All Cap Fund (the "Fund"), a series of Baillie Gifford Funds, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the year ended December 31, 2016 were audited by other auditors, whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 25, 2021

27

Supplemental Information (unaudited)

Annual Report December 31, 2020

Federal Income Tax Information

The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the year ended December 31, 2020.

Fund	Qualified Dividend Income
Baillie Gifford International All Cap Fund	74.07%

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2020 for the corporate dividends-received deduction is:

Fund	Dividends-received Deductions
Baillie Gifford International All Cap Fund	0.00%

In February 2021, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2020.

Foreign Taxes Paid — The Fund elects under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2020, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford International All Cap Fund	0.0191	0.1847

28

Supplemental Information (unaudited)

Annual Report December 31, 2020

Management of The Trust

The following tables set forth the Trustees and officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2020.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund complex overseen by Trustee(3)
Indepedent Trustees
Howard W. Chin 1952	Trustee, Chair of the Nominating and Governance Committee(4)	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	17
Pamela M. J. Cox 1952	Trustee	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	17
Bruce C. Long 1945	Trustee, Chair of the Nominating and Governance Committee(4)	Since 2009	Global Financial Consultant.	17
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	17
Donald P. Sullivan Jr.(5) 1954	Trustee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	17
Interested Trustee
David Salter(6) 1975	Trustee, Chair of the Board, and President	Since 2016 (Previously Vice President since 2014)	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chair, Baillie Gifford Funds Services LLC (broker-dealer).	17

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.

29

Supplemental Information (unaudited)

Annual Report December 31, 2020

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co. (investment adviser).
Graham Laybourn 1966	Vice President	Since 2018	Partner, Baillie Gifford & Co. (investment adviser).
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co. (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Partner, Baillie Gifford & Co. (investment adviser); Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Kelly Cameron 1989	Vice President	Since 2020	Client Service Manager, Baillie Gifford Overseas Limited (investment adviser).

The address of each Trustee and officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(1)  Length of time served relates to the relevant Trustee's or officer's service at the position listed under position(s) held with Trust. There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. The Chair of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager, and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes series of the Trust not included in this shareholder report or which have not yet commenced investment operations as of the date hereof.

(4)  On October 1, 2020 Howard W. Chin took over as Chair of the Nominating and Governance Committee in anticipation of Bruce C. Long's retirement on December 31, 2020.

(5)  Donald P. Sullivan Jr. joined the Board as a new trustee on July 1, 2020.

(6)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Fund's Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. The Fund's Form N-PORT is available on the SEC's website at http://www.sec.gov.

30

Copyright © Baillie Gifford & Co 2015.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby, is qualified to serve as an audit committee financial expert serving on its audit oversight committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $294,770 for 2020 and $284,200 for 2019.

An additional payment of $6,838 was made for year 2019. This was an out of pocket expense in relation to the audit services provided.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $85,690 for 2020 and $84,000 for 2019. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1) In order for the Trust’s accountant to remain independent, the following engagements must be approved in advance by the Trust’s Audit Oversight Committee or pursuant to the Pre-Approval Policies and Procedures for Audit and Non-Audit Services, as adopted by the Trust’s Audit Oversight Committee:

(a)	any engagement of the accountant to provide audit services or non-audit services to the Trust; and

(b)	any engagement of the accountant to provide non-audit services to the Trust’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Providers”), if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Audit Related Fees – Not Applicable

(c) Tax Fees – 100%

(d) All Other Fees – 100%

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,300 for 2020 and $14,000 for 2019.

The fees disclosed above relate to ad-hoc tax advice provided by the registrant’s accountant to the registrant’s investment adviser. An additional payment of $6,838 was made for year 2019. This was an out of pocket expense in relation to the non-audit services provided.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report or Form N-CSR.

Baillie Gifford Developed EAFE All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0011166610	4,892	09/01/2020	305,121	Sudan Accountability
			17,243	10/16/2020		and Divestment Act of 2007
Atlas Copco B	ATCO B	SE0011166628	5,672	08/07/2020	0

			20,524	10/16/2020

Baillie Gifford EAFE Plus All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	7,470	09/29/2020	160,067	Sudan Accountability
			5,078	12/15/2020		and Divestment Act of 2007

Baillie Gifford International All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	9,535	08/18/2020	221,412	Sudan Accountability
			6,770	10/07/2020		and Divestment Act of 2007

Baillie Gifford International Alpha Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	28,604	08/26/2020	1,539,597	Sudan Accountability
			5,479	10/20/2020		and Divestment Act of 2007

Baillie Gifford International Concentrated Growth Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	3,536	07/01/2020	11,595	Sudan Accountability
			10,055	08/31/2020		and Divestment Act of 2007
			1,112	09/08/2020

			12,103	09/15/2020

			777	10/12/2020

			968	12/22/2020

			7,126	12/30/2020

Baillie Gifford International Growth Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0011166610	43,597	07/31/2020	1,617,041	Sudan Accountability
			159,257	09/04/2020		and Divestment Act of 2007
			12,389	09/07/2020

			21,908	10/12/2020

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Baillie Gifford Funds

By (Signature and Title)*	/s/ David Salter, President
David Salter, President
(principal executive officer)

Date:     March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Salter, President
David Salter, President
(principal executive officer)

Date:     March 1, 2021

By (Signature and Title)*	/s/ Lindsay Cockburn, Treasurer
Lindsay Cockburn, Treasurer
(principal financial officer)

Date:     March 1, 2021

* Print the name and title of each signing officer under his or her signature.